Exhibit 10.10
Execution Version

EQUIPMENTSHARE.COM INC
as the Company
and
CITIBANK, N.A.
as Trustee and Notes Collateral Agent
_______________________
Indenture
Dated as of September 13, 2024
_______________________
$500,000,000
8.000% Senior Secured Second Lien Notes due 2033

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Appendix	Provisions Relating to Securities
Exhibit A-1	Form of Security
Exhibit A-2	Form of Certificate of Transfer
Exhibit A-3	Form of Certificate of Exchange
Exhibit B	Form of Notation on Security Relating to Guarantee
Exhibit C	Form of Notes Security Agreement
Exhibit D	Form of Mutual Disclaimer of Interest
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INDENTURE, dated as of September 13, 2024, among EQUIPMENTSHARE.COM INC, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 5710 Bull Run Drive, Columbia, Missouri, 65201 and CITIBANK, N.A., a national banking association having its designated corporate trust office at 388 Greenwich Street, New York, New York 10013, as trustee (in such capacity, herein called the “Trustee”) and as notes collateral agent (in such capacity, herein called the “Notes Collateral Agent”).
RECITALS OF THE COMPANY
The Company has duly authorized the creation of an issue of 8.000% Senior Secured Second Lien Notes due 2033 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.
All things necessary to make the Securities, when executed by the Company, authenticated and delivered hereunder and duly issued by the Company, and each Guarantee, when executed and delivered hereunder by each Guarantor, the valid and legally binding obligations of the Company and each Guarantor, and to make this Indenture a valid and legally binding agreement of the Company and each Guarantor, in accordance with their and its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:
ARTICLE I
Definitions and Other Provisions
of General Application
SECTION 1.01.    Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(1)    the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;
(2)    all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein);
(3)    unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or Section, as the case may be, of this Indenture;
(4)    the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(5)    each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case as amended from time to time;
(6)    “or” is not exclusive;
(7)    “including” means including without limitation;
(8)    unsecured Indebtedness shall not be deemed to be subordinate or junior to secured Indebtedness merely by virtue of its nature as unsecured Indebtedness; and
(9)    all references to the date the Securities were originally issued shall refer to the Issue Date, except as otherwise specified.
Whenever this Indenture requires that a particular ratio or amount be calculated with respect to a specified period after giving effect to certain transactions or events on a pro forma basis, such calculation shall be made as if the transactions or events occurred on the first day of such period, unless otherwise specified.
“2023 Notes” means, collectively, the Original 2023 Notes and the Additional 2023 Notes.
“2023 Notes Collateral Agent” means the collateral agent under the 2023 Notes Indenture.
“2023 Notes Indenture” means the Indenture, dated as of May 9, 2023, among the Company and Citibank, N.A., as trustee and notes collateral agent, as amended, modified and supplemented from time to time.
“2023 Notes Indenture Documents” means (a) the 2023 Notes Indenture, the 2023 Notes, any guarantees thereunder, the collateral documents related to the foregoing, the Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement and each of the other agreements, documents or instruments evidencing or governing any 2023 Notes Indenture Obligations and (b) any other related documents or instruments executed and delivered pursuant to any 2023 Notes Indenture Document described in clause (a) above evidencing or governing any Obligations thereunder, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“2023 Notes Indenture Obligations” means all Obligations in respect of the 2023 Notes or arising under any of the 2023 Notes Indenture Documents. 2023 Notes Indenture Obligations shall include all interest accrued (or which would, absent the commencement of an insolvency or liquidation proceeding, accrue) after the commencement of an insolvency or liquidation proceeding in accordance with and at the rate specified in the relevant 2023 Notes Indenture Document whether or not the claim for such interest is allowed as a claim in such insolvency or liquidation proceeding (including all amounts accruing on or after the commencement of an insolvency proceeding, or that would have accrued or become due but for the effect of an insolvency proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such insolvency proceeding).
“2023 Notes Secured Parties” means the 2023 Notes Collateral Agent, the 2023 Notes Trustee and the holders of the 2023 Notes.
“2023 Notes Trustee” means the trustee under the 2023 Notes Indenture.
“2024 Notes” refers to the $600,000,000 8.625% Senior Secured Second Lien Notes issued by the Company on April 16, 2024 pursuant to the 2024 Notes Indenture.
“2024 Notes Collateral Agent” means the collateral agent under the 2024 Notes Indenture.
“2024 Notes Indenture” means the Indenture, dated as of April 16, 2024, among the Company and Citibank, N.A., as trustee and notes collateral agent, as amended, modified and supplemented from time to time.
“2024 Notes Indenture Documents” means (a) the 2024 Notes Indenture, the 2024 Notes, any guarantees thereunder, the collateral documents related to the foregoing, the Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement and each of the other agreements, documents or instruments evidencing or governing any 2024 Notes Indenture Obligations and (b) any other related documents or instruments executed and delivered pursuant to any 2024 Notes Indenture Document described in clause (a) above evidencing or governing any Obligations thereunder, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“2024 Notes Indenture Obligations” means all Obligations in respect of the 2024 Notes or arising under any of the 2024 Notes Indenture Documents. 2024 Notes Indenture Obligations shall include all interest accrued (or which would, absent the commencement of an insolvency or liquidation proceeding, accrue) after the commencement of an insolvency or liquidation proceeding in accordance with and at the rate specified in the relevant 2024 Notes Indenture Document whether or not the claim for such interest is allowed as a claim in such insolvency or liquidation proceeding (including all amounts accruing on or after the commencement of an insolvency proceeding, or that would have accrued or become due but for the effect of an insolvency proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such insolvency proceeding).
“2024 Notes Secured Parties” means the 2024 Notes Collateral Agent, the 2024 Notes Trustee and the holders of the 2024 Notes.
“2024 Notes Trustee” means the trustee under the 2024 Notes Indenture.
“ABL Credit Agreement” means (i) the asset-based Revolving Credit Facility dated as of May 9, 2023, by and among the Company, the Guarantors, the ABL Credit Agreement Agent and the lenders party thereto, together with the related documents (including any term loans and revolving loans thereunder, any guarantees and any security documents, instruments and agreements executed in connection therewith), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and (ii) any agreement, indenture or other instrument (and related documents) governing any form of Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments at any time outstanding or permitted to be outstanding under such ABL Credit Agreement or a successor ABL Credit Agreement, whether by the same or any other lender or holder of Indebtedness or group of lenders or holders of Indebtedness and whether to the same obligor or different obligors.
“ABL Credit Agreement Agent” means Capital One, National Association, as agent under the ABL Credit Agreement, together with its successors and assigns in such capacity (or, in the case of a refinancing or replacement in full of the ABL Credit Agreement, the Person serving at such time as the “Agent”, “Administrative Agent”, “Collateral Agent” or other similar representative of the lenders under the ABL Credit Agreement, together with its successors and assigns in such capacity); provided, that if the ABL Credit Agreement is refinanced or replaced in full by two or more credit agreements, the “Agent”, “Administrative Agent”, “Collateral Agent” or other similar representative of the lenders under each of the credit agreements shall select one Person from amongst themselves to serve as ABL Credit Agreement Agent.
“ABL Credit Agreement Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by the Company or a Guarantor to secure any ABL Credit Agreement Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, supplemented or otherwise modified from time to time.
“ABL Credit Agreement Documents” means (a) the ABL Credit Agreement and each of the other agreements, documents or instruments evidencing, governing or securing any ABL Credit Agreement Obligations (including any ABL Credit Agreement Collateral Document) and (b) any other related documents or instruments executed and delivered pursuant to any ABL Credit Agreement Document described in clause (a) above evidencing, governing or securing any Obligations thereunder, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“ABL Credit Agreement Obligations” means (i) any Obligations with respect to the ABL Credit Agreement, (ii) all reimbursement obligations (if any) and interest thereon with respect to any letter of credit or similar instruments issued pursuant to the ABL Credit Agreement and (iii) all Hedging Obligations, cash management obligations and similar bank product obligations (including, without limitation, Bank Product Obligations (as defined in the ABL Credit Agreement)) between the Company and/or any of the Guarantors, on the one hand, and any person that was a lender, agent for the lenders or holder of Obligations under the ABL Credit Agreement at the time the agreement governing such obligations was entered into (or any affiliate of any person that was a lender, agent for the lenders or holder of Obligations under the ABL Credit Agreement at the time the agreement governing such obligations was entered into) on the other hand, to the extent that such obligations are secured by Liens on the Collateral, and all fees, expenses and other amounts payable from time to time in connection therewith.

“ABL Credit Agreement Secured Parties” means the ABL Credit Agreement Agent, the lenders and letter of credit issuer(s) party to the ABL Credit Agreement and any other Person holding any ABL Credit Agreement Obligation or to whom any ABL Credit Agreement Obligation is at any time owing.
“ABL Intercreditor Agreement” means the ABL Intercreditor Agreement, dated as of May 9, 2023, between the 2023 Notes Collateral Agent and the ABL Credit Agreement Agent, acknowledged and agreed by the Company, as supplemented by Supplement No.1 to the ABL Intercreditor Agreement, dated as of April 16, 2024, and which the Trustee and the Notes Collateral Agent will accede to on the Issue Date pursuant to the ABL Intercreditor Joinder Agreement, as amended or supplemented from time to time.
“ABL Intercreditor Joinder Agreement” means the Supplement No. 2 to the ABL Intercreditor Agreement, to be dated as of the Issue Date, between the First Lien Designated Agent, the Designated Second Lien Agent (as defined in the ABL Intercreditor Agreement), the 2024 Notes Collateral Agent (in its capacity as an Additional Second Lien Class Debt Representative (as defined in the ABL Intercreditor Agreement)) and the Notes Collateral Agent (in its capacity as an Additional Second Lien Class Debt Representative (as defined in the ABL Intercreditor Agreement)).
“Acquired Indebtedness” means, with respect to any specified Person:
(a)    Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person; and
(b)    Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.
“Additional 2023 Notes” refers to the $400,000,000 9.000% Senior Secured Second Lien Notes issued by the Company on September 21, 2023 pursuant to the 2023 Notes Indenture.
“Additional First Lien Agent” means any agent, trustee or representative of the holders of Additional First Lien Obligations who (a) is appointed as the First Lien Agent (for purposes related to the administration of the security documents related thereto) pursuant to a credit agreement or other agreement governing such Additional First Lien Obligations, together with its successors in such capacity, and (b) has become a party to the ABL Intercreditor Agreement either directly or by executing a joinder in the form required under the ABL Intercreditor Agreement or such other form that is reasonably acceptable to the First Lien Designated Agent.
“Additional First Lien Agreement” means any Credit Facility evidencing or governing Additional First Lien Debt, in each case in respect of which an Additional First Lien Agent has become a party to the ABL Intercreditor Agreement either directly or by executing a joinder in the form required under the ABL Intercreditor Agreement or such other form that is reasonably acceptable to the First Lien Designated Agent.

“Additional First Lien Debt” means Indebtedness incurred pursuant to Section 10.08(b)(i) (other than Indebtedness under the ABL Credit Agreement) that is to be secured with any other First Lien Obligation; provided that (i) such Indebtedness has been designated by the Company in an Officers’ Certificate delivered to the First Lien Agents and Second Lien Agents as “Additional First Lien Debt” for the purposes of the ABL Intercreditor Agreement which certificate shall include a certification by an officer of the Company that such Additional First Lien Debt is Additional First Lien Obligations permitted to be so incurred in accordance with any First Lien Documents and any Second Lien Documents and (ii) any agent, trustee or representative of the holders of the First Lien Obligations related to such Additional First Lien Debt shall have executed a joinder to the ABL Intercreditor Agreement in the form provided therein or such other form that is reasonably acceptable to the First Lien Designated Agent; provided, further that no Indenture Obligations may be designated as Additional First Lien Debt.
“Additional First Lien Documents” means (a) each Additional First Lien Agreement and each of the other agreements, documents or instruments evidencing, governing or securing any Additional First Lien Obligations and (b) any other related documents or instruments executed and delivered pursuant to any First Lien Document described in clause (a) above; provided, however, for the avoidance of doubt, none of the ABL Credit Agreement Documents shall constitute Additional First Lien Documents.
“Additional First Lien Obligations” means (i) any Obligations with respect to any Additional First Lien Agreement, (ii) all reimbursement obligations (if any) and interest thereon with respect to any letter of credit or similar instruments issued pursuant to any Additional First Lien Agreement and (iii) all Hedging Obligations, cash management obligations and similar bank product obligations between the Company and/or any of the Guarantors, on the one hand, and any Person that was a lender, agent for the lenders or holder of Obligations under any Additional First Lien Agreement at the time the agreement governing such obligations was entered into (or any Affiliate of any Person that was a lender, agent for the lenders or holder of Obligations under any Additional First Lien Agreement at the time the agreement governing such obligations was entered into), on the other hand, to the extent that such obligations are secured by Liens on the Collateral, and all fees, expenses and other amounts payable from time to time in connection therewith; provided, however, that for the avoidance of doubt, none of the ABL Credit Agreement Obligations shall constitute Additional First Lien Obligations.
“Additional First Lien Secured Parties” means any Additional First Lien Agent, the lenders and letter of credit issuer(s) party to any Additional First Lien Agreement, any other Person holding any Additional First Lien Obligation or to whom any Additional First Lien Obligation is at any time owing.
“Additional Second Lien Agent” means any agent, trustee or representative of the holders of Additional Second Lien Obligations who (a) is appointed as the Second Lien Agent (for purposes related to the administration of the security documents related thereto) pursuant to a credit agreement or other agreement governing such Additional Second Lien Obligations as well as a security agreement and other collateral documents, together with its successors in such capacity and (b) has become a party to the ABL Intercreditor Agreement either directly or by executing a joinder in the form required under the ABL Intercreditor Agreement or such other form that is reasonably acceptable to the First Lien Designated Agent and has executed a Pari Passu Intercreditor Agreement.
“Additional Second Lien Agreement” means any Credit Facility evidencing or governing Second Lien Debt (other than any 2023 Notes Indenture Document, 2024 Notes Indenture Document and any Indenture Document), in each case in respect of which an Additional Second Lien Agent has become a party to the ABL Intercreditor Agreement either directly or by executing a joinder in the form required under the ABL Intercreditor Agreement or such other form that is reasonably acceptable to the First Lien Designated Agent and has executed the Pari Passu Intercreditor Agreement.
“Additional Second Lien Documents” means (a) each Additional Second Lien Agreement and each of the other agreements, documents or instruments evidencing, governing or securing any Additional Second Lien Obligations, including any security agreement and other collateral documents and (b) any other related documents or instruments executed and delivered pursuant to any Second Lien Document described in clause (a) above; provided, however, for the avoidance of doubt, none of the Indenture Documents shall constitute Additional Second Lien Documents.
“Additional Second Lien Obligations” means (i) any Obligations with respect to any Additional Second Lien Agreement, (ii) all reimbursement obligations (if any) and interest thereon with respect to any letter of credit or similar instruments issued pursuant to any Additional Second Lien Agreement and (iii) all Hedging Obligations, cash management obligations and similar bank product obligations between the Company and/or any of the Guarantors, on the one hand, and any Person that was a lender, agent for the lenders or holder of Obligations under any Additional Second Lien Agreement at the time the agreement governing such obligations was entered into (or any Affiliate of any Person that was a lender, agent for the lenders or holder of Obligations under any Additional Second Lien Agreement at the time the agreement governing such obligations was entered into), on the other hand, to the extent that such obligations are secured by Liens on the Collateral, and all fees, expenses and other amounts payable from time to time in connection therewith; provided, however, for the avoidance of doubt, none of the 2023 Notes Indenture Obligations, the 2024 Notes Indenture Obligations, the Indenture Obligations or First Lien Obligations shall constitute Additional Second Lien Obligations.
“Additional Securities” means the Company’s 8.000% Senior Secured Second Lien Notes due 2033 issued from time to time after the Issue Date under this Indenture (other than pursuant to Sections 3.04, 3.05, 3.06, 10.13, 10.14 or 11.08 of this Indenture).
“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.
“Applicable Collateral Agent” means (i) until the discharge of the 2023 Notes Indenture Obligations, the 2023 Notes Collateral Agent and (ii) from and after the discharge of the 2023 Notes Indenture Obligations, the collateral agent for the series of Second Lien

Obligations that constitutes the largest outstanding principal amount of any then outstanding series of Second Lien Obligations with respect to the Collateral.
“Applicable Premium” means, with respect to any Securities at any Redemption Date, the greater of
(1)    1.00% of the principal amount of such Securities; and
(2)    the excess of (a) the present value at such Redemption Date of (i) the redemption price of the Securities on September 15, 2027 as set forth in the form of Security plus (ii) all required remaining scheduled interest payments due on such Securities through September 15, 2027 (but excluding accrued and unpaid interest to the Redemption Date), computed using a discount rate equal to the Applicable Treasury Rate as of such Redemption Date plus 50 basis points, over (b) the then outstanding principal amount of such Securities on such Redemption Date.
The Trustee shall have no duty to calculate or verify the calculations of the Applicable Premium.
“Applicable Treasury Rate” means the weekly average rounded to the nearest 1/100th of a percentage point (for the most recently completed week for which such information is available as of the date that is two Business Days prior to the redemption date) of the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the Federal Reserve Statistical Release H.15 with respect to each applicable day during such week (or, if such statistical release is not so published or available, any publicly available source of similar market data selected by the Company in good faith)) most nearly equal to the period from the redemption date to September 15, 2027; provided, however, that if the period from the redemption date to September 15, 2027 is not equal to the constant maturity of a United States Treasury security for which such yield is given, the Applicable Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the redemption date to such applicable date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
“Asset Sale” means any sale, issuance, conveyance, transfer, lease or other disposition, whether in a single transaction or a series of related transactions, by the Company or any Restricted Subsidiary, including by way of a Sale Leaseback Transaction, to any Person other than the Company or a Restricted Subsidiary of:
(a)    any Capital Stock of any Restricted Subsidiary (other than directors qualifying shares or to the extent required by applicable law);
(b)    all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary; or
(c)    any other properties or assets of the Company or any Restricted Subsidiary,

other than, in the case of clauses (a), (b) or (c) above,
(i)    sales, conveyances, transfers, leases or other dispositions of (x) obsolete, damaged or used equipment, (y) other equipment or inventory in the ordinary course of business, including, for the avoidance of doubt, any inventory through retail channels and locations, or (z) other equipment or inventory in the ordinary course of business under the OWN Program;
(ii)    sales, conveyances, transfers, leases or other dispositions of assets in one or a series of related transactions for an aggregate consideration of less than $12,500,000;
(iii)    the lease, assignment, license, sublicense or sublease of any real or personal property in the ordinary course of business;
(iv)    for purposes of Section 10.14 only, (x) a disposition that constitutes a Restricted Payment permitted by Section 10.09 or a Permitted Investment, (y) a disposition governed by Article VIII and (z) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets in connection with a Securitization Transaction and, in each case, other than Specified Cash Flow Priority Collateral;
(v)    any exchange of like property pursuant to or intended to qualify under Section 1031 (or any successor section) of the Code, and to be used in a Related Business;
(vi)    any disposition arising from foreclosure, condemnation or similar action with respect to any property or other assets, or exercise of termination rights under any lease, license, concession or agreement, or necessary or advisable (as determined by the Company in good faith) in order to consummate any acquisition of any Person, business or assets, or pursuant to buy/sell arrangements under any joint venture or similar agreement or arrangement;
(vii)    any disposition of cash or Cash Equivalents;
(viii)    any disposition of Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary;
(ix)    the sale or discount (with or without recourse, and on customary or commercially reasonable terms) of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable;
(x)    a disposition of Capital Stock of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than a Company or a Restricted Subsidiary) from which such Restricted Subsidiary was acquired, or from whom such Restricted Subsidiary acquires its business and assets (having been newly formed in connection with such acquisition), entered into in connection with such acquisition;
(xi)    the abandonment or other disposition of trademarks, copyrights, patents or other intellectual property that are, in the good faith determination of the Company, no longer economically practicable to maintain or useful in the conduct of the business of the Company and its subsidiaries taken as a whole;
(xii)    (x) non-exclusive licenses, sublicenses or cross-licenses of intellectual property or other general intangibles; and (y) exclusive licenses, sublicenses or cross-licenses of intellectual property or other general intangibles in the ordinary course of business;
(xiii)    any Permitted Sale Leaseback;
(xiv)    cancellations of intercompany Indebtedness among the Company and Guarantors or among Subsidiaries that are not Guarantors;
(xv)    the sale, lease, sub-lease, assignment, conveyance, transfer, license, exchange or disposition of equipment not included in the Borrowing Base or any real property interests to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such disposition are reasonably promptly applied to the purchase price of such replacement property; and
(xvi)    Dispositions in connection with the Missouri Law Chapter 100 Transactions.
“Asset Sale Offer” has the meaning specified in Section 10.14(c).
“Asset Sale Offer Price” has the meaning specified in Section 10.14(d).
“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.
“Authorized Second Lien Representative” means, in the case of the Indenture Obligations, the Notes Collateral Agent, and in the case of any other Second Lien Obligations, the respective Second Lien Agents thereof.
“Board of Directors” means the board of directors of a company or its equivalent, including managers of a limited liability company, general partners of a partnership or trustees of a business trust, or any duly authorized committee thereof.
“Board Resolution” means a copy of a resolution duly adopted by the Board of Directors of such company.
“Borrowing Base” means, with respect to the Company and its Restricted Subsidiaries, as of any date of determination, the sum of:

(a)    85% of the net book value of accounts receivable; plus
(b)    75% of the Company’s net book value of unbilled accounts receivable;
plus
(c)    the lesser of (i) 95% of the net book value of rental equipment inventory and (ii) 85% of the net orderly liquidation value of the net book value of rental equipment inventory; plus
(d)    90% of the net book value of the newly purchased rental equipment inventory; plus
(e)    the lesser of (i) 95% of the net book value of non-rental rolling stock equipment and (ii) 85% of the net orderly liquidation value of the net book value of non-rental rolling stock equipment; plus
(f)    90% of the net book value of newly purchased non-rental rolling stock equipment; plus
(g)    50% of the net book value of parts and tools inventory;
in each case, as determined in good faith by the officers of the Company, as of the end of the most recently ended fiscal month of the Company for which internal consolidated financial statements of the Company are available, and, in the case of any determination relating to any Incurrence of Indebtedness, on a Pro Forma Basis.
“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York, United States or in the jurisdiction of the place of payment are authorized or required by law to close. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall not be reflected in computing interest or fees, as the case may be.
“Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, without limitation, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.
“Capitalized Lease Obligation” means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

“Cash Equivalents” means, at any time:
(a)    any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof;
(b)    commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case rated at least A-1 by Standard & Poor’s Ratings Group or P-1 by Moody’s Investors Service, Inc.;
(c)    any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers’ acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000;
(d)    any repurchase agreement entered into with any commercial banking institution of the stature referred to in clause (c) which:
(i)    is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c); and
(ii)    has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder;
(e)    investments in short-term asset management accounts managed by any bank party to a Credit Facility which are invested in indebtedness of any state or municipality of the United States or of the District of Columbia and which are rated under one of the two highest ratings then obtainable from Standard & Poor’s Ratings Group or by Moody’s Investors Service, Inc. or investments of the types described in clauses (a) through (d) above; and
(f)    investments in funds investing primarily in investments of the types described in clauses (a) through (e) above.
“CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957 of the Code.
“Change of Control” means the occurrence of any of the following events:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total Voting Stock of the Company;
(b)    the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its properties and assets as an entirety to any Person (other than to a Guarantor or a Permitted Holder), in any such event pursuant to a transaction in which the outstanding Voting Stock of the

Company is converted into or exchanged for cash, securities or other property, other than any such transaction involving a merger or consolidation where:
(i)    the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation; and
(ii)    immediately after such transaction no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation; or
(c)    the Company is liquidated or dissolved or adopts a plan of liquidation.
“Change of Control Offer” has the meaning specified in Section 10.13(a).
“Change of Control Purchase Date” has the meaning specified in Section 10.13(a).
“Change of Control Purchase Price” has the meaning specified in Section 10.13(a).
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means all property and assets in which Liens are from time to time purported to be granted to secure the Indenture Obligations pursuant to the Notes Collateral Documents.
“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act.
“Commodity Hedging Agreement” means any forward contract, swap, option, hedge or other similar financial agreement designed to protect against fluctuations in commodity prices.
“Company” means the Person named as the “Company” in the first paragraph of this Indenture and each successor Person pursuant to the applicable provisions of this Indenture and thereafter “Company” shall mean such successor Person.
“Company Order” or “Company Request” means a written order or request signed in the name of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its Chief Financial Officer, its President, a Vice President, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee or Paying Agent, as applicable.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus:
(a)    without duplication, and to the extent deducted in determining such Consolidated Net Income, the sum of:
(i)    Consolidated Interest Expense for such period;
(ii)    consolidated income, profits or capital gains tax expenses and other taxes for such period;
(iii)    all amounts attributable to depreciation and amortization for such period (excluding, for the avoidance of doubt (except as otherwise provided in, and solely under, clause (a)(v) below), lease amortization in respect of Operating Leases as a result of the application of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842)) that would have otherwise been Operating Lease expenses under Financial Accounting Standards Board ASC, Leases (Topic 840);
(iv)    New Market Startup Costs for such period; provided that (x) such New Market Startup Costs are reasonable, identifiable, factually supportable and (y) such costs, charges and expenses shall not exceed the following percentages of Consolidated EBITDA: (A) 25% for any period ending on or prior to December 31, 2024, (B) 20% for any period ending after December 31, 2024 and on or prior to December 31, 2025, and (C) 17.5% for any period ending after December 31, 2025;
(v)    the amount of expenses, determined on a consolidated basis in accordance with GAAP, of the Company for Operating Lease costs and revenue sharing and similar arrangements with owners for such period that are attributable to assets which constituted off balance sheet equipment inventory prior to being purchased by the Company in transactions permitted under the Indenture and which assets are owned at the end of such period by the Company;
(vi)    non-cash charges related to stock-based compensation for such period;
(vii)    any extraordinary, unusual, one-time or non-recurring charges and expenses and all non-cash expenses for such period, including, without limitation, (A) non-recurring legal, expert, consulting and similar expenses and (B) any losses attributable to the early extinguishment of any Indebtedness or obligations under any swap or other derivative instruments and any extraordinary, unusual, one-time or non-recurring losses on sale of fixed assets or on sale-leaseback transactions, whether recognized immediately or on a deferred basis, all determined on a consolidated basis in accordance with GAAP, provided that the aggregate amount for this clause (a)(vii), when combined with clauses (a)(viii), (a)(ix), and (a)(xi), shall not exceed 5% of Consolidated EBITDA (calculated prior to giving effect to the adjustments contemplated in this clause (a)(vii) and in clauses (a)(viii), (a)(ix), and (a)(xi));

(viii)    the amount of any cost, charge, accrual, reserve or expense in connection with a single or one-time event including, without limitation, in connection with (i) an acquisition or similar Permitted Investment after the Issue Date and (ii) the consolidation or closing of any dealership, store, facility or distribution center during such period, provided that the aggregate amount for this clause (a)(viii), when combined with clauses (a)(vii), (a)(ix) and (a)(xi), shall not exceed 5% of Consolidated EBITDA (calculated prior to giving effect to the adjustments contemplated in this clause (a)(viii) and in clauses (a)(vii), (a)(ix) and (a)(xi));
(ix)    restructuring and similar charges, including any charge attributable to the undertaking and/or implementation of cost savings initiatives, cost rationalization programs, operating expense reductions and/or synergies (excluding “revenue” synergies, but including, without limitation, in connection with any integration, and/or restructuring or transition), any business optimization or business organization charge, any restructuring charge (including any charge relating to any tax restructuring), and/or any charge relating to the closure or consolidation of any facility and/or discontinued operations (including but not limited to severance, rent termination costs, moving costs and legal costs), any systems implementation charge, any consulting charge, any severance charge and/or any other transaction costs or other costs associated with operational changes or improvements, provided that (1) such charges are reasonable, identifiable, and factually supportable and (2) the aggregate amount for this clause (a)(ix), when combined with clauses (a)(vii), (a)(viii) and (a)(xi), shall not exceed 5% of Consolidated EBITDA (calculated prior to giving effect to the adjustments contemplated in this clause (a)(ix) and in clauses (a)(vii), (a)(viii) and (a)(xi));
(x)    the amount of any cost, charge, accrual, reserve or expense relating to the Transactions and any subsequent amendments, waivers or other modifications to any of the Indenture Documents, including, without limitation, any indemnified costs, fees and expenses pursuant thereto;
(xi)    (A) proceeds of business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace, (B) fees, costs and expenses to the extent reimbursable by third parties pursuant to indemnification provisions or similar agreements or insurance and (C) other costs, charges, accruals, reserves or expenses reimbursable by a third party (in each case under this clause (a)(xi), whether or not received so long as such Person in good faith expects to receive the same within the next four fiscal quarters (it being understood that to the extent not actually received within such fiscal quarters, such proceeds shall be deducted in calculating Consolidated EBITDA for such fiscal quarters)); provided that the aggregate amount for this clause (a)(xi), when combined with clauses (a)(vii), (a)(viii), and (a)(ix), shall not exceed 5% of Consolidated EBITDA (calculated prior to giving effect to the adjustments contemplated in this clause (a)(xi) and in clauses (a)(vii), (a)(viii), and (a)(ix)); and
(xii)    the amount of customary directors’ fees, related expenses and indemnity payments paid or accrued during such period; minus

(b)    without duplication:
(i)    interest income;
(ii)    amounts added back pursuant to clause (a)(xi) above to the extent that either (A)(x) four fiscal quarters have elapsed since the amounts added back pursuant to clause (a)(xi) and (y) such proceeds have not actually been received by the Company and its Restricted Subsidiaries at such time or (B) such amounts have actually been provided by the applicable insurance provider or third party (to the extent such amounts are included in Consolidated Net Income); and
(iii)    to the extent included in determining such Consolidated Net Income, any extraordinary, unusual, one-time or non-recurring gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP, including without limitation (A) any income attributable to the early extinguishment of any Indebtedness or obligations under any swap or other derivative instruments and (B) any gain on the sale of fixed assets or any gain in respect of sale-leaseback transactions, whether recognized immediately or on a deferred basis;
provided, further that (I) the Consolidated EBITDA of any Person, line of business or assets acquired by the Company or any Restricted Subsidiary pursuant to an acquisition during such period shall be included on a Pro Forma Basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred as of the first day of such period), (II) the Consolidated EBITDA of any Person or line of business sold or otherwise disposed of by the Company or any Restricted Subsidiary during such period shall be excluded for such period (assuming the consummation of such sale or other disposition and the repayment of any Indebtedness in connection therewith occurred as of the first day of such period), (III) revenue from the sale of equipment minus cost of goods sold recognized on such equipment sales shall not exceed 30% of Consolidated EBITDA for such period and (IV) except as contemplated in clause (a)(v) above in no event shall any costs, payments or other expenses with respect to Operating Leases (whether categorized as rent, interest expense or otherwise) be added back to Consolidated Net Income under clause (a) above in calculating Consolidated EBITDA.
“Consolidated Interest Expense” means, for any period, the sum of (i) the interest expense (including imputed interest expense in respect of Capitalized Lease Obligations and Synthetic Lease Obligations) of the Company and any Restricted Subsidiary for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) any interest accrued during such period in respect of Indebtedness of the Company or any Restricted Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Company or any Restricted Subsidiary with respect to interest rate Hedging Obligations.
“Consolidated Net Income” means, for any period, the net income or loss of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (adjusted to reflect any charge, tax or expense incurred or accrued by the

Company during such period as though such charge, tax or expense had been incurred by the Company, to the extent that the Company has made or would be entitled under the Indenture Documents to make any payment to or for the account of the Company in respect thereof); provided that there shall be excluded (a) the income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Restricted Subsidiary, (b) the income or loss of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any Restricted Subsidiary or the date that such Person’s assets are acquired by the Company or any Restricted Subsidiary, and (c) the income of any Person in which any other Person (other than the Company or a Wholly Owned Restricted Subsidiary or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or a Wholly Owned Restricted Subsidiary by such Person during such period in cash.
“Consolidated Total Assets” means, as of any date of determination, the total consolidated assets of the Company and its Restricted Subsidiaries, as shown on the most recent balance sheet of the Company required to be provided pursuant to clause (a) or (b) of Section 10.18, calculated on a Pro Forma Basis to give effect to any acquisition or disposition of companies, divisions, lines of businesses or operations by the Company and its Restricted Subsidiaries subsequent to such date and on or prior to the date of determination.
“Control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “Controlling” and “Controlled” have meanings correlative to the foregoing.
“Corporate Trust Office” means the designated corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which address as of the date of this Indenture is located at 388 Greenwich Street, New York, New York 10013, Attention: Agency & Trust, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the designated corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).
“corporation” means (except in the definition of “Subsidiary”) a corporation, association, company, joint stock company or business trust.
“Covenant Defeasance” has the meaning specified in Section 12.03.
“Covenant Suspension Event” has the meaning specified in Section 10.21(a).
“Credit Facility” means one or more debt facilities or agreements (including the ABL Credit Agreement), commercial paper facilities, securities purchase agreements, indentures or similar agreements, in each case, with banks or other institutional lenders or investors providing for, or acting as underwriters of, revolving loans, term loans, receivables financing

(including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), notes, debentures, letters of credit or the issuance and sale of securities including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith and in each case, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreements, indentures or other instruments (and related documents) governing any form of Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments at any time outstanding or permitted to be outstanding under such facility or agreement or successor facility or agreement whether by the same or any other lender or holder of Indebtedness or group of lenders or holders of Indebtedness and whether the same obligor or different obligors.
“Currency Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.
“Dealership Subsidiary” shall mean any Subsidiary whose primary business or operations is the dealership of equipment and related activities and that is party, or reasonably expects to become party, to “floor plan” or similar financing arrangements.
“Default” means any event that is, or after notice or passage of time or both would be, an Event of Default.
“Defaulted Interest” has the meaning specified in Section 3.07.
“Definitive Security” has the meaning specified in the Appendix.
“Depositary” means The Depository Trust Company, a New York corporation, or its successor.
“Designated Non-cash Consideration” means the Fair Market Value of non-cash consideration received by the Company or one of its Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Non-cash Consideration pursuant to an Officers’ Certificate which sets forth the Fair Market Value of the non-cash consideration at the time of its receipt and the basis for such valuation.
“Designation” has the meaning specified in Section 10.17(a).
“Designation Amount” has the meaning specified in Section 10.17(a)(ii).
“Discharge of ABL Credit Agreement Obligations” means (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any bankruptcy, insolvency or liquidation proceeding, whether or not such interest would be allowed in such bankruptcy, insolvency or liquidation proceeding) and premium, if any, on all indebtedness (including all reimbursement obligations in respect of, if any, letters of credit) outstanding under the ABL Credit Agreement, (b) payment in full in cash of all other ABL Credit Agreement Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal (including reimbursement obligations in respect of, if any, letters of credit), interest and premium, if any, are paid (except for contingent indemnities and cost and reimbursement obligations, in each case, to the extent no claim has been made), (c) termination or collateralization (in accordance with the terms of the ABL Credit Agreement) of, if any, all letters of credit issued under the ABL Credit Agreement, (d) termination or collateralization (if collateralization is acceptable to the relevant bank product provider and, if so, in a manner satisfactory to such bank product provider) of all cash management and other bank products the obligations under or respect to which constitute ABL Credit Agreement Obligations (including Hedging Obligations), and, in the case of a termination, payment in full in cash of all unpaid obligations in respect thereof upon such termination, and (e) termination of, if any, all commitments under the ABL Credit Agreement; provided that the Discharge of ABL Credit Agreement Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other ABL Credit Agreement Obligations that constitute an exchange or replacement for or a refinancing of such ABL Credit Agreement Obligations.
“Disinterested Member of the Board of Directors of the Company” means, with respect to any transaction or series of transactions, a member of the Board of Directors of the Company other than a member who has any material direct or indirect financial interest in or with respect to such transaction or series of transactions or is an Affiliate, or an officer, director or an employee of any Person (other than the Company or any Restricted Subsidiary) who has any direct or indirect financial interest in or with respect to such transaction or series of transactions.
“Domestic Restricted Subsidiary” means any Restricted Subsidiary other than a Foreign Subsidiary.
“Domestic Subsidiary” means any Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.
“EQS Rental Marketplace” means, collectively, the Company’s proprietary “EquipmentShare Rental Marketplace” peer-to-peer equipment rental platform and information technology systems together with all related programs, software, data and technologies, in each case including, modifications, enhancements or supplements thereto and any replacements or substitutions thereof from time to time.
“Equipment Securitization Transaction” means any sale, assignment, pledge or other transfer, other than with respect to Specified Cash Flow Priority Collateral (a) by the Company or any Restricted Subsidiary of rental fleet equipment, (b) by any ES Special Purpose Vehicle of leases or rental agreements between the Company and/or any Restricted Subsidiary, as lessee, on the one hand, and such ES Special Purpose Vehicle, as lessor, on the other hand, relating to such rental fleet equipment and lease receivables arising under such leases and rental agreements and (c) by the Company or any Restricted Subsidiary of any interest in any of the foregoing, together in each case with (i) any and all proceeds thereof (including all collections relating thereto, all payments and other rights under insurance policies or warranties relating thereto, all disposition proceeds received upon a sale thereof, and all rights under manufacturers’ repurchase programs or guaranteed depreciation programs relating thereto), (ii) any collection or deposit account relating thereto and (iii) any collateral, guarantees, credit enhancement or other property or claims supporting or securing payment on, or otherwise relating to, any such leases, rental agreements or lease receivables.
“Equity Offering” means a private or public sale for cash after the Issue Date by the Company of its common Capital Stock (excluding Redeemable Capital Stock), other than (a) public offerings with respect to the Company’s common stock registered on Form S-4 or Form S-8; and (b) issuances to a Subsidiary of the Company.
“ES Special Purpose Vehicle” means a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary of the Company (or, if not a Subsidiary of the Company, the common equity of which is wholly owned, directly or indirectly, by the Company) and which is formed for the purpose of, and engages in no material business other than, acting as a lessor, issuer or depositor in an Equipment Securitization Transaction (and, in connection therewith, owning the rental fleet equipment, leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction, and pledging or transferring any of the foregoing or interests therein).
“Event of Default” has the meaning specified in Section 5.01.
“Excess Proceeds” has the meaning specified in Section 10.14.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Assets” has the meaning specified in the Notes Security Agreement.
“Expiration Date” shall have the meaning set forth in the definition of “Offer to Purchase.”
“Fair Market Value” means, with respect to any asset, the fair market value of such asset as determined by the Board of Directors or senior management of the Company in good faith, whose determination shall be conclusive and, in the case of assets with a Fair Market Value in excess of $100,000,000, evidenced by a resolution of the Board of Directors of the Company.
“Federal Bankruptcy Code” means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.
“First Lien Agents” means, collectively, the ABL Credit Agreement Agent and each Additional First Lien Agent.
“First Lien Designated Agent” means (i) at all times prior to the Discharge of ABL Credit Agreement Obligations, the ABL Credit Agreement Agent and (ii) on and after the Discharge of ABL Credit Agreement Obligations, such agent or trustee as is designated “First Lien Designated Agent” by the First Lien Secured Parties holding a majority in principal amount of the First Lien Obligations then outstanding.
“First Lien Documents” means, collectively, the ABL Credit Agreement Documents and the Additional First Lien Documents.

“First Lien Obligations” means, collectively, the ABL Credit Agreement Obligations and the Additional First Lien Obligations; provided that no Indenture Obligations may be First Lien Obligations.
“First Lien Secured Parties” means, collectively, the ABL Credit Agreement Secured Parties and the Additional First Lien Secured Parties.
“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A., and any successor to its rating agency business.
“Fixed Charge Coverage Ratio” means, with respect to any specified Person determined on a consolidated basis in accordance with GAAP, the ratio of (a) Consolidated EBITDA for the most recently ended four quarter period of such Person to (b) Fixed Charges for such period.
For purposes of this definition of Fixed Charge Coverage Ratio, Consolidated EBITDA and Fixed Charges shall be calculated on a Pro Forma Basis unless otherwise specified.
“Fixed Charges” means, with respect to any Person for any period, the sum of (without duplication):
(a)    the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of original issue discount (but excluding the write-off or amortization of debt issuance costs), non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capitalized Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations in respect of interest rates; plus
(b)    the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; plus
(c)    any interest on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus
(d)    all cash dividends and other cash distributions paid during such period on any series of Preferred Stock of such Person or any of its Restricted Subsidiaries.
“Floor Plan Financing” means any floor plan financing or other Indebtedness incurred by any Dealership Subsidiary in the ordinary course of business for the purposes of financing all or a portion of the purchase of equipment inventory.
“Foreign Subsidiary” means any Restricted Subsidiary not created or organized under the laws of the United States or any state thereof or the District of Columbia.

“Foreign Subsidiary Holding Company” means any Subsidiary the primary assets of which consist of Capital Stock in (i) one or more Foreign Subsidiaries or (ii) one or more Foreign Subsidiary Holding Companies.
“Founders” means each of Jabbok Schlacks and William J. Schlacks IV and any Related Persons.
“FSHCO” shall mean any direct or indirect Domestic Subsidiary that has no material assets other than (i) equity interests (including any debt instrument treated as equity for U.S. federal income tax purposes) or (ii) equity interests and Indebtedness, in each case, of one or more Foreign Subsidiaries that are CFCs or Domestic Subsidiaries that are themselves FSHCOs.
“GAAP” means generally accepted accounting principles set forth in the Financial Accounting Standards Board codification (or by agencies or entities with similar functions of comparable stature and authority within the U.S. accounting profession) or in rules or interpretative releases of the Commission applicable to Commission registrants; provided that (a) if at any time the Commission permits or requires U.S. domiciled companies subject to the reporting requirements of the Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes, the Company may irrevocably elect by written notice to the Trustee to so use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (i) IFRS for periods beginning on and after the date of such notice or a later date as specified in such notice as in effect on such date and (ii) for prior periods, GAAP as defined in the first sentence of this definition and (b) GAAP is determined as of the date of any calculation or determination required hereunder; provided that (x) the Company, on any date, may, by providing notice thereof to the Trustee, elect to establish that GAAP shall mean GAAP as in effect on such date and (y) any such election, once made, shall be irrevocable. The Company shall give notice of any such election to the Trustee and the Holders.
“Global Security” has the meaning specified in the Appendix.
“guarantee” means, as applied to any obligation:
(i)    a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation; and
(ii)    an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts available to be drawn down under letters of credit of another Person.
The term “guarantee” used as a verb has a corresponding meaning. The term “guarantor” shall mean any Person providing a guarantee of any obligation.
“Guarantee” means each guarantee of the Securities contained in Article XIII given by each Guarantor pursuant to a Guaranty Agreement or otherwise.

“Guarantors” means each of the Company’s current and future Subsidiaries that guarantee the obligations under the ABL Credit Agreement and each other Person that executes a Guaranty Agreement in accordance with the provisions and requirements of this Indenture, and their respective successors and assigns, until, in each case, such Person is released from the guarantee of the Securities in accordance with the terms of this Indenture.
“Guaranty Agreement” means a supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Guarantor guarantees the Company’s obligations with respect to the Securities on the terms provided for in this Indenture.
“Guaranty Obligations” has the meaning specified in Section 13.01.
“Hedging Obligations” of any Person means the obligations of such Person pursuant to any Interest Rate Protection Agreement, Currency Agreement or Commodity Hedging Agreement.
“Holder” means a Person in whose name a Security is registered in the Security Register.
“IFRS” means International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board or any successor to such Board, or the Commission, as the case may be), as in effect from time to time.
“incur” has the meaning specified in Section 10.08(a).
“Indebtedness” means, with respect to any Person, without duplication (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding (1) trade payables, current accounts, accruals for payroll and similar accrued expenses owed to trade creditors in connection with such Person’s business operations, in each case, incurred in the ordinary course of business (including on an intercompany basis), (2) purchase price holdbacks in respect of the portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller or to satisfy any liabilities in the ordinary course of business until such obligation becomes a liability on the balance sheet (excluding the footnotes thereto) of such Person in accordance with GAAP, (3) any earnout obligation until such obligation becomes a liability on the balance sheet (excluding the footnotes thereto) of such Person in accordance with GAAP, (4) prepaid and deferred revenue arising in the ordinary course of business, and (5) purchase price and working capital adjustments (other than obligations and earn outs or similar deferred consideration described above in clauses (2) or (3)), which purchase price is due more than six months from the date of the incurrence of the obligation in respect thereof and is evidenced by a note or similar written instrument), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all Synthetic Debt and Synthetic Lease Obligations of such Person, (j) net obligations of such Person under any Hedging Obligations of such Person (the amount of any such obligation to be equal at any time to the termination value of such agreement or arrangement giving rise to such Hedging Obligation that would be payable by such Person at such time), (k) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (l) all obligations of such Person as an account party in respect of letters of credit and (m) all obligations of such Person in respect of bankers’ acceptances; provided that for the avoidance of doubt, in no event shall obligations under an Operating Lease be deemed to be Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner to the extent such Person is liable therefor as a result of such Person’s ownership interest, except to the extent that the terms of such Indebtedness expressly provide that such Person is not liable therefor.
“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.
“Indenture Documents” means (a) this Indenture, the Securities, the Guarantees, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement and each of the other agreements, documents or instruments evidencing or governing any Indenture Obligations and (b) any other related documents or instruments executed and delivered pursuant to any Indenture Document described in clause (a) above evidencing or governing any Obligations thereunder, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“Indenture Obligations” means all Obligations in respect of the Securities or arising under any of the Indenture Documents, including all interest accrued (or which would, absent the commencement of an insolvency or liquidation proceeding, accrue) after the commencement of an insolvency or liquidation proceeding in accordance with and at the rate specified in the relevant Indenture Document whether or not the claim for such interest is allowed as a claim in such insolvency or liquidation proceeding (including all amounts accruing on or after the commencement of an insolvency proceeding, or that would have accrued or become due but for the effect of an insolvency proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such insolvency proceeding).
“Interest Payment Date” means the Stated Maturity of an installment of interest on the Securities.
“Interest Rate Protection Agreement” means, with respect to any Person, any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.
“Investment” means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee), advances or capital contribution to any other Person, including Affiliates (by means of any transfer of cash or other property or any payment for property or services for consideration of Indebtedness or Capital Stock of any other Person), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of indebtedness issued by any other Person, together with all items that are or would be classified as an Investment on such Person’s balance sheet. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced (at the Company’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment; provided that to the extent that the amount of Restricted Payments outstanding at any time is so reduced by any portion of any such amount or value that would otherwise be included in the calculation of Consolidated Net Income, such portion of such amount or value shall not be so included for purposes of calculating the amount of Restricted Payments that may be made pursuant to the first paragraph of Section 10.09.
“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by S&P and Fitch and Baa3 (or the equivalent) by Moody’s, or an equivalent rating by any other Rating Agency.
“Issue Date” means September 13, 2024.
“Legal Defeasance” has the meaning specified in Section 12.02.
“Lien” means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.
“Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of common Capital Stock of the Company on the date of the declaration of a Restricted Payment permitted pursuant to clause (viii) of the second paragraph under Section 10.09 multiplied by (ii) the arithmetic mean of the closing prices per share of such common Capital Stock on the principal securities exchange on which such common Capital Stock are traded for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment.
“Maturity Date” means March 15, 2033.
“Missouri Law Chapter 100 Transactions” means the transactions permitted under Title VII Chapter 100 of the Revised Statutes of Missouri, including but not limited to, dispositions by the Company or any of its Restricted Subsidiaries of certain of their properties to the relevant municipality and subsequent leases thereof by the Company or any of its Restricted Subsidiaries from such municipality, purchases by the Company or any of its Restricted Subsidiaries of industrial revenue bonds from such municipality and provision by the Company or any of its Restricted Subsidiaries of dual obligee payment bonds to such municipality.
“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.
“Net Cash Cap Amount” shall mean, on any date of determination, an amount equal to the greater of (a) $350,000,000 and (b) 75% of Consolidated EBITDA for the most recently completed four quarter period.
“Net Cash Proceeds” means the aggregate cash proceeds and the fair market value of any Cash Equivalents received by the Company or any of the Restricted Subsidiaries in respect of any Asset Sale, including any cash or Cash Equivalents received upon the sale or other disposition of any Designated Non-cash Consideration received in any Asset Sale, net of:
(i)    brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of legal counsel and investment bankers, recording fees, transfer fees and appraisers’ fees) related to such Asset Sale;
(ii)    provisions for all taxes payable as a result of such Asset Sale;
(iii)    amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary of the Company) owning a beneficial interest in the assets subject to the Asset Sale;
(iv)    payments made to retire Indebtedness which is secured by any assets subject to such Asset Sale (in accordance with the terms of any Lien upon such assets) or which must by its terms, or in order to obtain a necessary consent to such Asset Sale or by applicable law, be repaid out of the proceeds of such Asset Sale;
(v)    the amount of any liability or obligations in respect of appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary of the Company, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an officers’ certificate delivered to the Trustee; and
(vi)    the amount of any purchase price or similar adjustment claimed, owed or otherwise paid or payable by the Company or a Restricted Subsidiary in respect to such Asset Sale.
“New Market Startup Costs” means costs, charges and other expenses incurred by the Company or any Restricted Subsidiary in connection with newly created locations; provided that (a) such costs, charges and other expenses are incurred within the first twelve (12) months of the creation of any such new location and (b) such costs, charges and other expenses are designated as “New Market Startup Costs” by a financial officer of the Company in a manner consistent with past practice prior to the Issue Date.
“Non-Recourse Debt” means Indebtedness (a) as to which neither the Company nor any of its Restricted Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable as a guarantor or otherwise; and (b) as to which the lenders have been notified in writing that they shall not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries (other than the Capital Stock of an Unrestricted Subsidiary).
“Notes Collateral Agent” means the Person named as the “Notes Collateral Agent” in the first paragraph of this Indenture until a successor Notes Collateral Agent shall have become such pursuant to the applicable provisions of this Indenture and the Notes Collateral Documents, and thereafter “Notes Collateral Agent” shall mean such successor Notes Collateral Agent.
“Notes Collateral Documents” means, collectively, any security agreements including the Notes Security Agreement, hypotecs, intellectual property security agreements, mortgages, collateral assignments, security agreement supplements, pledge agreements, bond or any similar agreements, guarantees and each of the other agreements, instruments or documents that creates or purports to create a Lien or guarantee in favor of the Notes Collateral Agent for its benefit and the benefit of the Trustee and the holders of the Securities in all or any portion of the Collateral, as amended, extended, renewed, restated, refunded, replaced, refinanced, supplemented, modified or otherwise changed from time to time.
“Notes Security Agreement” means the Security Agreement, dated as of September 13, 2024, among the Company and the Guarantors in favor of the Notes Collateral Agent, as amended or supplemented from time to time in accordance with its terms, the form of which is attached hereto as Exhibit C.
“Notice of Default” means a written notice of the kind specified in Section 6.02.
“NY UCC” means the New York Uniform Commercial Code, as in effect from time to time.
“Obligations” means, with respect to any Indebtedness, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees of such Indebtedness (or of Obligations in respect thereof), other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof.
“Offer” means a Change of Control Offer or an Asset Sale Offer.
“Offer to Purchase” means an Offer sent by or on behalf of the Company electronically or by first-class mail, postage prepaid, to each Holder of Securities at its address appearing in the register for the Securities on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise provided in Sections 10.13 or 10.14 or otherwise required by applicable law, the Offer shall specify an expiration date (the “Expiration Date”) of the Offer to Purchase, which shall be not less than 30 days nor more than 60 days after the date of such Offer (or such later date as may be necessary for the Company to comply with the Exchange Act), and a settlement date (the “Purchase Date”) for purchase of Securities to occur no later than five Business Days after the Expiration Date. The Company shall notify the Trustee at least 10 days (or such shorter period as is acceptable to the Trustee) prior to the electronic delivery or mailing of the Offer of the Company’s obligation to make an Offer to Purchase, and the Offer shall be delivered electronically or mailed by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company. The Offer shall contain all the information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:
(1)    the Section of this Indenture pursuant to which the Offer to Purchase is being made;
(2)    the Expiration Date and the Purchase Date;
(3)    the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the “Purchase Price”), and the amount of accrued and unpaid interest to be paid;
(4)    that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;
(5)    the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;
(6)    that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase shall continue to accrue;
(7)    that on the Purchase Date the Purchase Price shall become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;
(8)    that each Holder electing to tender all or any portion of a Security pursuant to the Offer to Purchase shall be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing);
(9)    that Holders shall be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;
(10)    that (a) if Securities purchasable at an aggregate Purchase Price less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities purchasable at an aggregate Purchase Price in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase (or the Asset Sale Offer Price with respect to Securities tendered into such Asset Sale Offer exceeds the Excess Proceeds allocable to the Securities), the Company shall purchase Securities on a pro rata basis based on the Purchase Price therefor, with such adjustments as may be deemed appropriate so that only Securities in denominations of $2,000 principal amount or integral multiples of $1,000 in excess thereof shall be purchased; notwithstanding the foregoing, if the Company is required to commence an Asset Sale Offer at any time when other Indebtedness of the Company ranking pari passu in right of payment with the Securities is outstanding containing provisions similar to those set forth in this Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets, then the Company shall comply with the applicable provisions of Section 10.14 in connection with any offers to purchase such other Indebtedness; and
(11)    that in the case of a Holder whose Security is purchased only in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered. An Offer to Purchase shall be governed by and effected in accordance with the provisions of this Indenture pertaining to the type of Offer to which it relates.
“Offering Circular” means the Offering Circular dated September 10, 2024 relating to the offering of the Securities.
“Officers’ Certificate” means a certificate signed by two of the following: the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee and/or the Notes Collateral Agent, as applicable. One of the officers signing an Officers’ Certificate given pursuant to Section 10.19 shall be the principal executive, financial or accounting officer of the Company.
“Operating Lease” means any lease (or similar arrangement conveying the right to use) other than any lease required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; provided, that any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842) shall be disregarded to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease on a balance sheet of such Person under GAAP where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015.

“Opinion of Counsel” means a written opinion of counsel (which opinion may be subject to customary assumptions and exclusions), in form reasonably acceptable to the Trustee, who may be an employee of or counsel for the Company.
“Original 2023 Notes” refers to the $640,000,000 9.000% Senior Secured Second Lien Notes issued by the Company on May 9, 2023 pursuant to the 2023 Notes Indenture.
“Original 2023 Notes Issue Date” means May 9, 2023.
“Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(i)    Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
(ii)    Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
(iii)    Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and
(iv)    Securities as to which (a) Legal Defeasance has been effected pursuant to Section 12.02 or (b) Covenant Defeasance has been effected pursuant to 12.03, to the extent set forth therein;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding (it being understood that Securities to be acquired by the Company pursuant to an Offer or other offer to purchase shall not be deemed to be owned by the Company until legal title to such Securities passes to the Company), except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“OWN Program” means any equipment or inventory that is (i) owned by a Person other than the Company or any Restricted Subsidiary, (ii) leased to an end user by the Company or any Guarantor through the EQS Rental Marketplace, and (iii) subject to a Third Party Owned Equipment Inventory Revenue Sharing Agreement.
“Pari Passu Intercreditor Agreement” means the Second Lien Pari Passu Intercreditor Agreement, dated as of April 16, 2024, entered into among the Company, the 2023 Notes Collateral Agent and the 2023 Notes Trustee, as authorized representative for the holders of the 2023 Notes, and the 2024 Notes Collateral Agent and the 2024 Notes Trustee, as authorized representative for the holders of the 2024 Notes, and which the Trustee and the Notes Collateral Agent, as authorized representative for the holders of the Securities, will accede to on the Issue Date pursuant to the Pari Passu Intercreditor Joinder Agreement, as amended or supplemented from time to time.
“Pari Passu Intercreditor Joinder Agreement” means the Joinder No. 1 to the Second Lien Pari Passu Intercreditor Agreement, to be dated as of the Issue Date, between the Company, the 2023 Notes Collateral Agent and the 2023 Notes Trustee, as authorized representative for the holders of the 2023 Notes, the 2024 Notes Collateral Agent and the 2024 Notes Trustee, as authorized representative for the holders of the 2024 Notes, and the Trustee and the Notes Collateral Agent, as authorized representative for the holders of the Securities.
“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.02.
“Permitted Holders” means the Founders.
“Permitted Investments” means any of the following:
(i)    Investments in the Company or in a Restricted Subsidiary; provided that the aggregate amount of Investments made after the Issue Date by the Company or any Guarantor to any Subsidiary that is not a Guarantor shall not exceed the greater of (x) $75,000,000 and (y) 1.5% of Consolidated Total Assets at any time outstanding;
(ii)    Investments in another Person, if as a result of such Investment:
(A)    such other Person becomes a Restricted Subsidiary; or
(B)    such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a Restricted Subsidiary;
(iii)    Investments representing Capital Stock, obligations or securities issued to the Company or any of its Restricted Subsidiaries received in settlement of claims against any other Person or a reorganization or similar arrangement of any debtor of the Company or such Restricted Subsidiary, including upon the bankruptcy or insolvency of such debtor, or as a result of foreclosure, perfection or enforcement of any Lien;
(iv)    Investments in Hedging Obligations entered into by the Company or any of its Subsidiaries that are not for speculative purposes;
(v)    repurchases of the Securities;
(vi)    Investments in cash or Cash Equivalents;
(vii)    Investments in receivables owing to the Company or any Restricted Subsidiary created or acquired in the ordinary course of business;
(viii)    Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or licenses, in any case, in the ordinary course of business and otherwise in accordance with this Indenture;
(ix)    Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under Section 10.14 to the extent such Investments are non-cash proceeds as permitted under Section 10.14;
(x)    advances to employees or officers of the Company in the ordinary course of business and additional loans to employees or officers in an aggregate amount, together with all other Permitted Investments made pursuant to this clause (x), at any time outstanding not to exceed $12,500,000;
(xi)    any Investment to the extent that the consideration therefor is Capital Stock (other than Redeemable Capital Stock) of the Company;
(xii)    guarantees (including Guarantees of the Securities) of Indebtedness permitted to be incurred under Section 10.08;
(xiii)    any acquisition of assets to the extent made in exchange for the issuance of Capital Stock (other than Redeemable Capital Stock) of the Company;
(xiv)    Investments in securities or other Investments received in settlement of debts created in the ordinary course of business and owing to, or of other claims asserted by, the Company or any Restricted Subsidiary, or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments, including in connection with any bankruptcy proceeding or other reorganization of another Person;
(xv)    Investments in existence or made pursuant to legally binding written commitments in existence on the Issue Date;
(xvi)    Investments in pledges or deposits with respect to leases or utilities provided to third parties;

(xvii)    any transaction to the extent that it constitutes an Investment that is permitted by and made in accordance with the second paragraph of Section 10.11, except those transactions permitted by clauses (ii), (iv), (vii), (viii) and (ix) of such paragraph;
(xviii)    Investments relating to a RS Special Purpose Vehicle in connection with a Receivables Securitization Transaction that, in the good faith determination of the Company, are necessary or advisable to effect any Receivables Securitization Transaction;
(xix)    Investments in (w) Unrestricted Subsidiaries, (x) Similar Businesses, (y) less than all the business or assets of, or stock or other evidences of beneficial ownership of, any Person, or (z) any joint venture or similar arrangement, provided, however, that the aggregate amount of all Investments outstanding and made pursuant to this clause (xix) shall not exceed the greater of $250,000,000 and 5.0% of Consolidated Total Assets at any one time;
(xx)    other Investments; provided that at the time any such Investment is made pursuant to this clause (xx), the amount of such Investment, together with all other Investments made pursuant to this clause (xx), does not exceed the greater of $150,000,000 and 3.00% of Consolidated Total Assets at any time outstanding; provided, further, that, if an Investment is made pursuant to this clause (xx) in a Person that is not a Restricted Subsidiary and such Person subsequently becomes a Restricted Subsidiary, such Investment shall thereafter be deemed to have been made pursuant to clause (i) or (ii) of the definition of “Permitted Investments”; provided, however, that it satisfies the conditions set forth in such clause;
(xxi)    [reserved];
(xxii)    Investments in the form of (a) deposits, prepayments and other credits to suppliers made consistent with current market practices, (b) extensions of trade credit, or (c) prepaid expenses and deposits to other Persons, in each case in the ordinary course of business; and
(xxiii)    Investments in connection with the Missouri Law Chapter 100 Transactions.
“Permitted Liens” means:
(a)    any Lien existing as of the Issue Date;
(b)    Liens securing Indebtedness permitted under Section 10.08(b)(i); provided, that such Indebtedness has been designated as “First Lien Obligations” or “Second Lien Obligations” under the ABL Intercreditor Agreement;
(c)    any Lien securing Acquired Indebtedness created prior to (and not created in connection with, or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary, if such Lien does not attach to any property or assets of the Company or any Restricted Subsidiary other than the property or assets subject to the Lien prior to such incurrence (plus improvements, accessions, proceeds or dividends or distributions in respect thereof);
(d)    Liens in favor of the Company or a Restricted Subsidiary;
(e)    Liens on and pledges of the assets or Capital Stock of any Unrestricted Subsidiary securing any Indebtedness or other obligations of such Unrestricted Subsidiary and Liens on the Capital Stock or assets of Foreign Subsidiaries securing Indebtedness permitted under Section 10.08(b)(x);
(f)    Liens for taxes not delinquent or statutory Liens for taxes, the nonpayment of which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company and its Restricted Subsidiaries or that are being contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;
(g)    statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent for a period of more than 60 days or being contested in good faith and by appropriate proceedings;
(h)    Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government or other contracts, performance and return-of-money bonds and other similar obligations (in each case, exclusive of obligations for the payment of borrowed money);
(i)    (A) mortgages, liens, security interests, restrictions, encumbrances or any other matters of record that have been placed by any developer, landlord or other third party on property over which the Company or any Restricted Subsidiary has easement rights or on any leased property and subordination or similar agreements relating thereto and (B) any condemnation or eminent domain proceedings affecting any real property;
(j)    judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings which may have been duly initiated for the review or appeal of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;
(k)    easements, rights-of-way, zoning restrictions, utility agreements, covenants, restrictions and other similar charges, encumbrances or title defects or leases or subleases granted to others, in respect of real property not interfering in the aggregate in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;
(l)    any interest or title of a lessor under any Capitalized Lease Obligation or operating lease;
(m)    [reserved];

(n)    Liens securing Indebtedness incurred pursuant to Section 10.08(b)(iv) to finance the construction, purchase or lease of, or repairs, improvements or additions to, property, plant or equipment of the Company or any Restricted Subsidiary; provided, however, that the Lien may not extend to any other property owned by the Company or any Restricted Subsidiary at the time the Lien is incurred (other than assets and property affixed or appurtenant thereto), and the Indebtedness (other than any interest thereon) secured by the Lien may not be incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;
(o)    Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;
(p)    Liens securing refinancing Indebtedness permitted under Section 10.08(b)(ix), provided that such Liens do not exceed the Liens replaced in connection with such refinanced Indebtedness or as provided for under the terms of the Indebtedness being replaced;
(q)    Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off;
(r)    Liens securing (i) Hedging Obligations, in each case which relate to Indebtedness that is secured by Liens otherwise permitted under this Indenture and (ii) First Lien Obligations (other than Hedging Obligations) of the type specified in clause (iii) of the definition of “ABL Credit Agreement Obligations”, “Additional First Lien Obligations” or “Additional Second Lien Obligations”;
(s)    customary Liens on assets of a Special Purpose Vehicle arising in connection with a Securitization Transaction;
(t)    any interest or title of a lessor, sublessor, licensee or licensor under any lease, sublease, sublicense or license agreement not prohibited by this Indenture;
(u)    Liens attaching solely to cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with an acquisition permitted under the terms of this Indenture;
(v)    Liens on cash set aside at the time of the incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent that such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose;
(w)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;
(x)    any encumbrance or restriction (including, but not limited to, put and call agreements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(y)    Liens on insurance proceeds or unearned premiums incurred in the ordinary course of business in connection with the financing of insurance premiums or take-or- pay obligations in supply arrangements;
(z)    Liens created in favor of the Trustee for the Securities;
(aa)    Liens arising by operation of law in the ordinary course of business;
(bb)    Liens on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets;
(cc)    Liens relating to pooled deposit or sweep accounts to permit satisfaction of overdraft, cash pooling or similar obligations incurred in the ordinary course of business;
(dd)    Liens incurred by the Company or any Restricted Subsidiary; provided that at the time any such Lien is incurred, the obligations secured by such Lien, when added to all other obligations then outstanding and secured by Liens incurred pursuant to this clause (dd), shall not exceed the greater of $250,000,000 and 5.0% of Consolidated Total Assets;
(ee)    Liens on the assets of Dealership Subsidiaries securing Indebtedness permitted under Section 10.08(b)(xvi);
(ff)    Liens securing Second Lien Debt permitted under Section 10.08(b)(xvii);
(gg)    Liens arising from precautionary NY UCC financing statements or similar filings; and
(hh)    Liens securing Indebtedness incurred in compliance with the covenant described under Section 10.08, provided that on the date of the incurrence of such Indebtedness and after giving pro forma effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing and the Secured Net Indebtedness Leverage Ratio shall not exceed 4.00:1.00; provided further that such Liens constitute either Additional Second Lien Obligations or are secured on a junior lien basis to the Securities.
For purposes of determining compliance with this definition, (x) a Lien need not be incurred solely by reference to one category of Permitted Liens described in this definition but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category) and (y) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Company shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this definition.
“Permitted Sale Leaseback” means any Sale Leaseback consummated by any Company or any Restricted Subsidiary after the Issue Date; provided that any such Sale Leaseback which is not solely between (a) the Company and any Guarantor, (b) Domestic Subsidiaries which are not Guarantors and (c) Foreign Subsidiaries must be, in each case, consummated for Fair Market Value as determined at the time of the consummation of such Sale

Leaseback in good faith by the Company or such Restricted Subsidiary (which such determination may take into account any retained interest or other Investment of the Company or such Guarantor in connection with, and any other material economic terms of, such Sale Leaseback).
“Perpetual Preferred Stock” means any perpetual preferred stock of the Company in issue on the Issue Date, and any perpetual preferred stock of the Company issued thereafter in accordance with the terms of the Indenture on no less favorable terms. For the avoidance of doubt, dividends and distributions (whether in cash, securities or other property) with respect to Perpetual Preferred Stock shall constitute “Restricted Payments.”
“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
“Preferred Stock,” as applied to any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.
“principal” of a Security means the principal of the Security plus the premium, if any, payable on that Security which is due or overdue or is to become due at the relevant time.
“Pro Forma Basis” means, with respect to the calculation of the Total Net Indebtedness Leverage Ratio or the Fixed Charge Coverage Ratio as of any date (the “Calculation Date”), that pro forma effect shall be given to all acquisitions, mergers, amalgamations, consolidations and similar transactions, Investments, each sale, transfer and other disposition or discontinuance of any Subsidiary, line of business, business unit or division, each other business initiative and each issuance, incurrence or assumption or redemption, repurchase, repayment, defeasance or discharge of Indebtedness (other than ordinary working capital borrowings), in each case that have occurred during the most recent four full fiscal quarter periods of the Company ending on or prior to the Calculation Date for which internal financial statements are available or subsequent to the end of such four-quarter period but on or prior to the applicable Calculation Date (including any such event for which the Total Net Indebtedness Leverage Ratio or the Fixed Charge Coverage Ratio is being calculated), as if each such event (including the change of any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of such four-quarter period. In addition: (a) any Person that is a Restricted Subsidiary of the Company on the Calculation Date shall be deemed to have been a Restricted Subsidiary of the Company at all times during such four-quarter period; and (b) any Person that is not a Restricted Subsidiary of the Company on the Calculation Date shall be deemed not to have been a Restricted Subsidiary of the Company at any time during such four-quarter period.
For purposes of this definition, whenever pro forma effect is given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Company.

“Pro Rata Amount” shall have the meaning set forth in Section 10.14(b)(1).
“Public Debt” means any Indebtedness consisting of bonds, debentures, notes or other similar debt securities issued in (1) a public offering registered under the Securities Act or (2) a private placement to institutional investors or that is for resale in accordance with Rule 144A or Regulation S, whether or not it includes registration rights entitling the holders of such debt securities to registration thereof with the Commission for public resale.
“Purchase Amount” means, with respect to an Offer to Purchase, the maximum aggregate amount payable by the Company for Securities under the terms of such Offer to Purchase, if such Offer to Purchase were accepted in respect of all Securities.
“Purchase Date” shall have the meaning set forth in the definition of “Offer to Purchase.”
“Purchase Money Obligations” means any Indebtedness incurred to finance or refinance the acquisition, leasing, construction, manufacturing or improvement of property (real or personal) or assets (including Capital Stock), and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise; provided that such Indebtedness is incurred within 180 days after such acquisition.
“Purchase Price” shall have the meaning set forth in the definition of “Offer to Purchase.”
“Rating Agencies” mean Moody’s, Fitch and S&P or if Moody’s, Fitch or S&P or each of them shall not make a rating on the Securities publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company which shall be substituted for any or all of Moody’s, Fitch or S&P, as the case may be, with respect to such rating of the Securities.
“Receivables Securitization Transaction” means any sale, discount, assignment or other transfer by the Company or any Restricted Subsidiary of accounts receivable, lease receivables or other payment obligations owing to the Company or such Restricted Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit account related thereto, and any collateral, guarantees or other property or claims supporting or securing payment by the obligor thereon of, or otherwise related to, or subject to leases giving rise to, any such receivables.
“Record Expiration Date” has the meaning specified in Section 1.04.
“Redeemable Capital Stock” means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the date that is 91 days after the Maturity Date or is redeemable at the option of the holder thereof at any time prior to the date that is 91 days after the Maturity Date, or is convertible into or exchangeable for debt securities at any time prior to the date that is 91 days after the Maturity Date; provided, however, that Capital Stock shall not constitute Redeemable Capital Stock solely because the holders thereof have the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a “change of control”, an “asset sale” or casualty, condemnation or similar event; and provided further that, except with respect to the Perpetual Preferred Stock outstanding on the Issue Date, any payment required upon the occurrence of any “change of control”, an “asset sale” or casualty, condemnation or similar event (including a SPAC IPO or Trigger IPO as defined in the ABL Credit Agreement) is conditioned upon the prior or concurrent payment in full of the Indenture Obligations.
“Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price,” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
“Regular Record Date” for the interest payable on any Interest Payment Date means the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.
“Related Business” means any business in which the Company or any of the Restricted Subsidiaries was engaged on the Issue Date and any business, related, complementary, ancillary or incidental to such business or extensions, developments or expansions thereof.
“Related Person” means (1) any spouse, civil union or similar partner, family member or relative of such individual, any trust or partnership for the benefit of one or more of such individual and any such spouse, civil union or similar partner, family member or relative, or the estate, executor, administrator, committee or beneficiaries of any thereof; or (2) any trust, corporation, partnership or other Person for which one or more of the Permitted Holders and other Related Persons of any thereof beneficially hold in the aggregate a majority (or more) controlling interest therein; or (3) any investment fund or vehicle managed, sponsored or advised, and controlled, by a Founder.
“Replacement Assets” has the meaning specified in Section 10.14(b)(4).
“Responsible Officer,” when used with respect to the Trustee, means any officer within the Corporate Trust Office, including any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.
“Restricted Payments” has the meaning specified in Section 10.09.
“Restricted Subsidiary” means any Subsidiary of the Company that is not an Unrestricted Subsidiary.

“Reversion Date” has the meaning specified in Section 10.21(b).
“Revocation” has the meaning set forth in Section 10.17(d).
“RS Special Purpose Vehicle” means a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary of the Company (or, if not a Subsidiary of the Company, the common equity of which is wholly owned, directly or indirectly, by the Company) and which is formed for the purpose of, and engages in no material business other than, acting as an issuer or a depositor in a Receivables Securitization Transaction (and, in connection therewith, owning accounts receivable, lease receivables, other rights to payment, leases and related assets and pledging or transferring any of the foregoing or interests therein).
“S&P” means Standard & Poor’s Ratings Services, and any successor to its rating agency business.
“Sale Leaseback” means any transaction or series of related transactions pursuant to which any Company or any Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any owned real property, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed.
“Second Lien Agents” means, collectively, the 2023 Notes Collateral Agent, the 2024 Notes Collateral Agent, the Notes Collateral Agent and each Additional Second Lien Agent.
“Second Lien Debt” means Indebtedness incurred pursuant to Section 10.08 that is to be equally and ratably secured with any other Second Lien Obligation; provided that (i) such Indebtedness has been designated by the Company in an Officers’ Certificate delivered to the First Lien Agents and Second Lien Agents as “Second Lien Debt” for the purposes of the ABL Intercreditor Agreement which certificate shall include a certification by an officer of the Company that such Additional Second Lien Obligations are Additional Second Lien Obligations permitted to be so incurred in accordance with any First Lien Documents and any Second Lien Documents and (ii) any agent, trustee or representative of the holders of the Second Lien Obligations related to such Second Lien Debt shall have executed a security agreement, other collateral documents and the Pari Passu Intercreditor Agreement. For the avoidance of doubt, “Second Lien Debt” includes Indebtedness incurred under the Additional 2023 Notes as of the Issue Date.
“Second Lien Documents” means, collectively, the 2023 Notes Indenture Documents, the 2024 Notes Indenture Documents, the Indenture Documents and the Additional Second Lien Documents.
“Second Lien Obligations” means, collectively, the 2023 Notes Indenture Obligations, the 2024 Notes Indenture Obligations, the Indenture Obligations and the Additional Second Lien Obligations.
“Second Lien Secured Parties” means, collectively, the 2023 Notes Secured Parties, the 2024 Notes Secured Parties, the Notes Secured Parties and any Additional Second Lien Agent, the lenders and letter of credit issuer(s) party to any Additional Second Lien

Agreement and any other Person holding any Additional Second Lien Obligations or to whom any Additional Second Lien Obligation is at any time owing.
“Secured Net Indebtedness Leverage Ratio” means, with respect to any Person, on any date of determination, a ratio of (a) Total Net Indebtedness that is secured by a Lien on the assets of such Person and its Restricted Subsidiaries on a consolidated basis outstanding on such date, to (b) Consolidated EBITDA of such Person for the four full fiscal quarters, treated as one period, for which financial information in respect thereof is available immediately preceding the date of such calculation, in each case calculated with the pro forma adjustments as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Fixed Charge Coverage Ratio.”
“Securities” means the securities issued on the Issue Date under this Indenture and any Additional Securities.
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Custodian” has the meaning specified in the Appendix.
“Securitization Transaction” means an Equipment Securitization Transaction or a Receivables Securitization Transaction.
“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.
“Significant Subsidiary” of any Person means a Restricted Subsidiary of such Person which would be a significant subsidiary of such Person as determined in accordance with the definition in Rule 1-02(w) of Article 1 of Regulation S-X promulgated by the Commission and as in effect on the Issue Date, or any group of Restricted Subsidiaries that when taken together would constitute a Significant Subsidiary.
“Similar Business” means any businesses conducted or proposed to be conducted by the Company and its Restricted Subsidiaries on the Issue Date and any other activities that are similar, ancillary or reasonably related to, or a reasonable extension, expansion or development of such business or ancillary thereto.
“Special Purpose Vehicle” means an ES Special Purpose Vehicle or an RS Special Purpose Vehicle.
“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.
“Specified Cash Flow Priority Collateral” means (1) material intellectual property and (2) the equipment required in order to conduct the business of the Company or any Restricted Subsidiary in all material respects as it is being conducted, to the extent that failure to own or have such equipment would have (a) a materially adverse effect on the business, assets, liabilities, operations, financial condition or operating results of the Company and the Restricted Subsidiaries, taken as a whole, or (b) a material impairment of the ability of the Company or any

Guarantor to perform any of its obligations under the Indenture and the Notes Collateral Documents to which it is or shall be a party. Notwithstanding anything else set forth in this Indenture or Security Documents, no Specified Cash Flow Priority Collateral shall be deemed to be Excluded Assets at any time.
“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Company or any of its Restricted Subsidiaries that are reasonably customary in a Securitization Transaction.
“Stated Maturity” means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.
“Subordinated Indebtedness” means, with respect to a Person, Indebtedness of such Person (whether outstanding on the Issue Date or thereafter incurred) which is unsecured, secured on a junior basis or subordinate or junior in right of payment to the Securities or a Guarantee of the Securities by such Person, as the case may be, pursuant to a written agreement to that effect.
“Subsidiary” means, with respect to any Person:
(i)    a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof; and
(ii)    any other Person (other than a corporation), including, without limitation, a partnership, limited liability company, business trust or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has a majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions). For purposes of this definition, any directors’ qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.
“Surviving Entity” has the meaning specified in Section 8.01(1)(y).
“Surviving Guarantor” has the meaning specified in Section 8.03(1)(y).
“Suspended Covenants” has the meaning specified in Section 10.21(a).
“Suspension Period” has the meaning specified in Section 10.21(c).
“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.
“Synthetic Lease” means, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.
“Synthetic Lease Obligations” means the monetary obligation of a Person under (a) a Synthetic Lease or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but, upon the insolvency or bankruptcy of such Person, would be characterized as Indebtedness of such Person (without regard to accounting treatment).
“Third Party Owned Equipment Inventory Revenue Sharing Agreement” means an agreement entered into between the Company or any Guarantor and a Person (other than the Company or a Restricted Subsidiary) where such Person is entitled to a share of the payments made to the Company or any Guarantor with respect to equipment and inventory that is leased to an end user by the Company or a Guarantor through the OWN Program.
“Total Net Indebtedness” shall mean, at any time, (a) (i) the total Indebtedness of the Company and its Restricted Subsidiaries at such time (excluding Indebtedness of the type described in clauses (d), (e), (f), (g), (i), (j), (k), (l) and (m) of the definition of “Indebtedness”, in each case, to the extent such obligations are not required to be classified or accounted for as a liability on the balance sheet (excluding the footnotes thereto) of Company and its Restricted Subsidiaries in accordance with GAAP, except, in the case of such clause (l), to the extent of any drawings thereunder that are not reimbursed within one Business Day of the date of such drawing) and plus (ii) all guarantees by such Persons of any of Indebtedness described in clause (a)(i) plus (iii) any earnout obligation of Company and its Restricted Subsidiaries at such time that constitute Indebtedness minus (b) the lesser of (i) all Unrestricted Cash at such time and (ii) the Net Cash Cap Amount.
“Total Net Indebtedness Leverage Ratio” means, with respect to any Person, on any date of determination, a ratio (i) the numerator of which is the aggregate principal amount (or accreted value, as the case may be) of Total Net Indebtedness of such Person and its Restricted Subsidiaries on a consolidated basis outstanding on such date, (ii) and the denominator of which is the Consolidated EBITDA of such Person for the four full fiscal quarters, treated as one period, for which financial information in respect thereof is available immediately preceding the date of such calculation, in each case calculated with the pro forma adjustments as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Fixed Charge Coverage Ratio.”
“Transactions” means the issuance of the Securities and the Guarantees.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Trustee.
“Unrestricted Cash” shall mean, as of any date of determination, the aggregate amount of all cash and Cash Equivalents of the Company and its Restricted Subsidiaries that are (a) free from any contractual or legal restriction on sale, disposition or transfer (other than (i) contractual restrictions under the loan documents and liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction, (ii) liens of any depositary bank in connection with statutory, common law and contractual rights of setoff and recoupment with respect to any deposit account of the Company or any Restricted Subsidiary, (iii) Liens securing any First Lien Obligations, and (iv) Liens securing any Second Lien Obligations).
“Unrestricted Subsidiary” means any Subsidiary of the Company that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors, and any Subsidiary of any Unrestricted Subsidiary, but only to the extent that such Unrestricted Subsidiary:
(a)    has no Indebtedness other than Non-Recourse Debt;
(b)    except as permitted under Section 10.11, is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;
(c)    is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (i) to subscribe for additional Capital Stock or (ii) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and
(d)    has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries; and
(e)    does not own any Specified Cash Flow Priority Collateral.
“U.S. Government Obligations” means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which are unconditionally guaranteed as full faith and credit obligations of the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depositary receipt.
“Vice President,” when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
“Voting Stock” means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the quotient obtained by dividing:
(a)    the sum of the products of the number of years (calculated to the nearest one-twelfth) from the date of determination to the date of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such payment; by
(b)    the sum of all such payments.
“Wholly Owned Restricted Subsidiary” means any Restricted Subsidiary of the Company of which 100% of the outstanding Capital Stock is owned by the Company or another Wholly Owned Restricted Subsidiary of the Company. For purposes of this definition, any directors’ qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.
SECTION 1.02.    Compliance Certificates and Opinions. Upon any application or request by the Company or a Guarantor to the Trustee or the Notes Collateral Agent to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee and/or the Notes Collateral Agent, as applicable, such certificates and opinions as may be required under this Indenture. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Company or a Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements set forth in this Indenture.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(i)    a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(ii)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based (and, in the case of an Opinion of Counsel, may be limited to reliance on an Officers’ Certificate as to matters of fact);
(iii)    a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(iv)    a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers’ Certificate or certificates of public officials.
SECTION 1.03.    Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Company or a Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or a Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
SECTION 1.04.    Acts of Holders; Record Dates. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or a Guarantor, as applicable. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.
The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
The ownership of Securities shall be proved exclusively by the Security Register for all purposes.
Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or a Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.
The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities; provided, however, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.06.
The Trustee may but need not set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i)

any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(ii) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.06.
With respect to any record date set pursuant to this Section 1.04, the party hereto that sets such record date may designate any day as the “Record Expiration Date” and from time to time may change the Record Expiration Date to any earlier or later day; provided, however, that no such change shall be effective unless notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section 1.04, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph.
Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents or proxies each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.
SECTION 1.05.    Notices to Trustee, the Company or a Guarantor. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
(i)    the Trustee by any Holder or by the Company or a Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class postage prepaid or emailed, to or with the Trustee at its Corporate Trust Office, Attention: Agency & Trust, or
(ii)    the Company or a Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or emailed to the Company or such Guarantor addressed to it at the address of the Company’s principal office specified in the first paragraph of this instrument, or at any other address previously furnished in writing to the Trustee by the Company.
SECTION 1.06.    Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing (including facsimile and electronic transmissions in PDF format) and delivered electronically or mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, or, in the case of a Global Security, sent in accordance with the procedures of the Depositary, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given electronically or by mail, neither the failure to deliver electronically or mail or receive such notice, nor any defect in any such notice, to any particular Holder shall affect the sufficiency or validity of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice electronically or by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
SECTION 1.07.    [Reserved].
SECTION 1.08.    Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
SECTION 1.09.    Successors and Assigns. Without limiting Articles VIII and XIII, all covenants and agreements in this Indenture by each of the Company or the Guarantors shall bind their respective successors and assigns, whether so expressed or not.
SECTION 1.10.    Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 1.11.    Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.
SECTION 1.12.    Governing Law. This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

SECTION 1.13.    Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect (including with respect to the accrual of interest) as if made on the Interest Payment Date, Redemption Date, Purchase Date, or at the Stated Maturity, and no interest shall accrue on such payment for the intervening period.
SECTION 1.14.    Waiver of Jury Trial. EACH OF THE COMPANY, THE GUARANTORS, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.
SECTION 1.15.    Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, pandemics, epidemics, recognized public emergencies, quarantine restrictions, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services and loss or malfunctions of utilities, communications or computer (software and hardware) services (including as a result of hacking or cyber-attacks); it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
SECTION 1.16.    U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they shall provide the Trustee with such information as it may reasonably request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act. The Trustee acknowledges that it has received all information required pursuant to this Section 1.16 as of the date hereof.
SECTION 1.17.    Copies of Transaction Documents. Upon written request from a Holder, the Company shall provide copies of this Indenture, the Notes Collateral Documents or the related Offering Circular to such Holder.
ARTICLE II
Security Forms
SECTION 2.01.    Form and Dating. Provisions relating to the Securities are set forth in the Appendix, which is hereby incorporated in and expressly made a part of this Indenture. The Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A-1 hereto, which are hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company or any Guarantor is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication.
ARTICLE III
The Securities
SECTION 3.01.    Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture on the Issue Date is limited to $500,000,000 principal amount. Additional Securities may be issued, authenticated and delivered pursuant to Section 3.13, and Securities may be authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.08 or in connection with an Offer pursuant to Sections 10.13 or 10.14.
The Securities shall be known and designated as the “8.000% Senior Secured Second Lien Notes due 2033” of the Company. Their Stated Maturity for payment of principal shall be March 15, 2033. Interest on the Securities shall accrue at the rate of 8.000% per annum and shall be payable semiannually in arrears on each March 15 and September 15, commencing March 15, 2025 to the Holders of record of Securities at the close of business on March 1 and September 1, respectively, immediately preceding such Interest Payment Date. Subject to Section 3.13(3), interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 13, 2024. Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
The principal of (and premium, if any) and interest on the Securities shall be payable at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or such other designated corporate trust office maintained by the Trustee for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or wire transfer or other electronic means.
The Securities shall be redeemable as provided in Article XI and in the Securities.
The Securities shall be subject to satisfaction and discharge as provided in Article IV and to Legal Defeasance and/or Covenant Defeasance as provided in Article XII.
SECTION 3.02.    Denominations. The Securities issued on the Issue Date shall be issued only in registered form without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
SECTION 3.03.    Execution and Authentication. The terms and provisions contained in the Securities annexed hereto as Exhibit A-1 shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

The Securities shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its President or one of its Vice Presidents, its Chief Operating Officer, its Chief Financial Officer or any authorized signatory that is not a corporation. The signature of any of these officers on the Securities may be manual, electronic or facsimile and may be imprinted or otherwise reproduced on the Securities.
Securities bearing the manual, electronic or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, which shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of an issuance of Additional Securities pursuant to Section 3.13 after the Issue Date, shall certify that such issuance is in compliance with Section 10.08 and Section 10.12; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. The Trustee shall receive an Officers’ Certificate and an Opinion of Counsel of the Company as to such matters as it may reasonably require in connection with such authentication of Securities; provided that no Opinion of Counsel under Section 1.02 shall be required in connection with the authentication of the Securities issued on the Issue Date.
Each Security shall be dated the date of its authentication.
No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.
Authentication by counterpart shall satisfy the requirements of this Section 3.03 and the requirements of the Securities.
SECTION 3.04.    Temporary Securities. Pending the preparation of Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.
If temporary Securities are issued, the Company shall cause Definitive Securities to be prepared without unreasonable delay. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Securities of authorized denominations and of a like tenor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.
SECTION 3.05.    Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed (a) the initial “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided and (b) the Securities Custodian with respect to the Global Securities.
The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer and in compliance with the Appendix. When a Security is presented to the Security Registrar with a request to register a transfer, the Security Registrar shall register the transfer as requested if its requirements therefor are met. When Securities are presented to the Security Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Security Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Security Registrar’s request.
All Securities issued upon any registration of transfer or exchange pursuant to the terms of this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
No service charge shall be made for any registration of transfer or exchange of Securities except as provided in Section 3.06, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.08 or in accordance with any Change of Control Offer pursuant to Section 10.13 or any Asset Sale Offer pursuant to Section 10.14, and in any such case not involving any transfer.
Neither the Company nor the Security Registrar shall be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of Securities selected for redemption under Section 11.05 and ending at the close of business on the day of such delivery, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer of any Securities other than Securities having a principal amount of $2,000 or integral multiples of $1,000 in excess thereof.
Prior to the due presentation for registration of transfer of any Security, the Company, the Guarantors, the Trustee, the Paying Agent, and the Security Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, any Guarantor, the Trustee, the Paying Agent, or the Security Registrar shall be affected by notice to the contrary.
Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by (a) the Holder of such Global Security (or its agent) or (b) any Holder of a beneficial interest in such Global Security, and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book entry.
The Trustee and the Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Global Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Neither the Trustee, the Security Registrar nor any of their respective agents shall have any responsibility or liability for any actions taken or not taken by the Depositary or its participants.
SECTION 3.06.    Mutilated, Destroyed, Lost and Stolen Securities. If any
mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.
If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.
In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Security issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.
The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
SECTION 3.07.    Payment of Interest; Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest payment.
Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (1) or (2) below:
(1)    The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder in the manner specified in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so delivered or mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).
(2)    The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.
Subject to the foregoing provisions of this Section 3.07 and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
SECTION 3.08.    Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
SECTION 3.09.    Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or tendered and accepted pursuant to any Change of Control Offer pursuant to Section 10.13 or any Asset Sale Offer pursuant to Section 10.14 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be cancelled by the Trustee in its customary manner.
SECTION 3.10.    Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
SECTION 3.11.    CUSIP and ISIN Numbers. The Company in issuing the Securities may use “CUSIP” and “ISIN” numbers (if then generally in use), and, if so, the Trustee shall use the CUSIP or ISIN numbers in notices of redemption or repurchase as a convenience to Holders; provided that the Trustee shall have no liability for any defect in the “CUSIP” or “ISIN” numbers as they appear on any Security, notice or elsewhere, and provided, further, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP or ISIN numbers.
SECTION 3.12.    Deposits of Monies. Except to the extent payment of interest is made by the Company’s check pursuant to Section 3.01, prior to 11:00 a.m., New York City time, on each Interest Payment Date, Redemption Date, Stated Maturity, and Purchase Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Stated Maturity and Purchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Stated Maturity, and Purchase Date, as the case may be.
SECTION 3.13.    Issuance of Additional Securities. The Company shall be entitled, subject to its compliance with Section 10.08 and Section 10.12, to issue Additional Securities under this Indenture which shall have identical terms as the Securities issued on the Issue Date, other than with respect to the date of issuance and issue price; provided, however, that only Additional Securities that are fungible for U.S. Federal tax purposes with any other securities issued under this Indenture shall be issued with the same CUSIP as such securities. The Securities issued on the Issue Date and any Additional Securities shall be treated as a single class for all purposes under this Indenture and shall vote and consent, together with any Outstanding Securities as one class, on all matters that require their vote or consent under this Indenture, except in the case of any matter that affects only the Outstanding Securities.
With respect to any Additional Securities, the Company shall set forth in a resolution of its Board of Directors and an Officers’ Certificate, a copy of each of which shall be delivered to the Trustee, the following information:
(1)    whether such Additional Securities shall be issued as part of a new or existing series of Securities and the title of such Additional Securities (which shall distinguish the Additional Securities of the series from Securities of any other series);
(2)    the aggregate principal amount of such Additional Securities which are to be authenticated and delivered under this Indenture, which may be in an unlimited aggregate principal amount;
(3)    the issue price and issuance date of such Additional Securities, including the date from which interest on such Additional Securities shall accrue; and
(4)    if applicable, that such Additional Securities shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective depositaries for such Global Securities, the form of any legend or legends which shall be borne by such Global Securities in addition to or in lieu of those set forth in Exhibit A-1 hereto and any circumstances in addition to or in lieu of those set forth in Section 2.3 of the Appendix in which any such Global Security may be exchanged in whole or in part for Additional Securities registered, or any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the depositary for such Global Security or a nominee thereof.

ARTICLE IV
Satisfaction and Discharge
SECTION 4.01.    Satisfaction and Discharge of Indenture. This Indenture
shall be discharged and shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
(1)    either:
(A)    all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or repaid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or
(B)    all Securities not theretofore delivered to the Trustee for cancellation (other than Securities which have been destroyed, lost or stolen and which have been replaced or repaid as provided in Section 3.06),
(i)    have become due and payable,
(ii)    shall become due and payable at their Stated Maturity within one year, or
(iii)    shall become due and payable within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of and premium, if any, and interest on the Securities to the date of deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;
(2)    the Company has paid or caused to be paid all other sums payable hereunder by the Company or the Guarantors; and
(3)    the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article IV, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 4.01, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge.
SECTION 4.02.    Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.
ARTICLE V
Remedies
SECTION 5.01.    Events of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(1)    default in the payment of the principal of or premium, if any, when due and payable, on any of the Securities (at Stated Maturity, upon optional redemption, required purchase or otherwise);
(2)    default in the payment of an installment of interest, if any, on any of the Securities, when due and payable, for 30 days;
(3)    failure to comply with any of its obligations set forth in Article VIII, for a period of 30 days after written notice of such failure has been given to the Company by the Trustee or the Holders of at least 30% in aggregate principal amount of the Outstanding Securities;
(4)    failure to comply with any of its obligations set forth in Section 10.13 in connection with a Change of Control (other than a default with respect to the failure to purchase the Securities), for a period of 30 days after written notice of such failure has been given to the Company by the Trustee or the Holders of at least 30% in aggregate principal amount of the Outstanding Securities;
(5)    default in the performance of, or breach of, any covenant or agreement of the Company or the Guarantors under this Indenture (other than a default in the performance or breach of a covenant or agreement which is specifically dealt with in clauses (1), (2), (3) or (4)) and such default or breach shall continue for a period of 60 days after written notice has been given, by certified mail:

(A)    to the Company by the Trustee; or
(B)    to the Company and the Trustee by the Holders of at least 30% in aggregate principal amount of the Outstanding Securities;
(6)    default or defaults under one or more agreements, instruments, mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any Restricted Subsidiary then has outstanding Indebtedness in excess of $62,500,000, in each case, either individually or in the aggregate, and either:
(A)    such Indebtedness is already due and payable in full; or
(B)    such default or defaults have resulted in the acceleration of the maturity of such Indebtedness;
(7)    one or more judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $62,500,000, in each case, either individually or in the aggregate, shall be entered against the Company or any Restricted Subsidiary or any of their respective properties and shall not be discharged and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect;
(8)    the entry of a decree or order by a court having jurisdiction in the premises:
(A)    for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, reorganization or similar law; or
(B)    adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Code or any other similar federal, state or foreign law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;
(9)    the institution by the Company or any Significant Subsidiary of a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or to the institution of bankruptcy or insolvency proceedings against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar federal, state or foreign law, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of any of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due;
(10)    any of the Guarantees of the Securities by a Guarantor that is a Significant Subsidiary ceases to be in full force and effect or any of such Guarantees is declared to be null and void and unenforceable or any of such Guarantees is found to be invalid or any of the Guarantors denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of this Indenture); or
(11)    the security interest in any material portion of the Collateral purported to be created by any Notes Collateral Document shall cease to be, or shall be asserted by the Company or any Guarantor not to be, a valid, perfected, first or second priority (except as otherwise expressly provided in this Indenture or such Notes Collateral Document and except to the extent caused by an act or omission of the Notes Collateral Agent or the Trustee pursuant to this Indenture or any Notes Collateral Document) security interest in such securities, assets or properties covered thereby.
SECTION 5.02.    Acceleration of Maturity; Rescission and Annulment. If an Event of Default (other than those covered by clause (8) or (9) of Section 5.01 with respect to the Company, any Restricted Subsidiary that is a Significant Subsidiary, or any group of Restricted Subsidiaries, that, taken together, would constitute a Significant Subsidiary) shall occur and be continuing, the Trustee, by written notice to the Company, or the Holders of at least 30% in aggregate principal amount of the Securities then Outstanding, by written notice to the Trustee and the Company, in each case specifying in such notice the respective Event of Default and that such notice is a “notice of acceleration,” may declare the principal of, premium or the Applicable Premium, if any, and accrued and unpaid interest, if any, on all of the Outstanding Securities due and payable immediately. If an Event of Default specified in clause (8) or (9) of Section 5.01 with respect to the Company, any Restricted Subsidiary that is a Significant Subsidiary, or any group of Restricted Subsidiaries, that, taken together, would constitute a Significant Subsidiary, occurs and is continuing, then the principal of, premium or the Applicable Premium, if any, and accrued and unpaid interest, if any, on all the Outstanding Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.
After a declaration of acceleration under this Indenture, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind such declaration if:

(1)    the Company or any Guarantor has paid or deposited with the Trustee a sum sufficient to pay:
(A)    all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel;
(B)    all overdue interest on all Securities;
(C)    the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities; and
(D)    to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal at the rate borne by the Securities which has become due otherwise than by such declaration of acceleration;
(2)    the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and
(3)    all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived.
No such rescission shall affect any subsequent default or impair any right consequent thereto.
SECTION 5.03.    Collection of Indebtedness and Suits for Enforcement by Trustee. The Company and each Guarantor covenants that if
(i)    default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or
(ii)    default is made in the payment of the principal of (or premium, if any, on) any Security on the due date for payment thereof, including, with respect to any Security required to have been purchased pursuant to a Change of Control Offer or an Asset Sale Offer made by the Company, at the Purchase Date thereof, the Company or such Guarantor shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel.

The Trustee shall be entitled to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities allowed in any judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation, fees and expenses, including counsel fees and expenses incurred by it up to the date of such distribution.
If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
SECTION 5.04.    Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company, a Guarantor (or any other obligor upon the Securities), any of their property or any of their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.
No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
SECTION 5.05.    Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, fees, expenses, distributions and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06.    Application of Money Collected. Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee under Section 6.07;
SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively;
THIRD: To the payment of any and all other amounts due under this Indenture, the Securities or the Guarantees; and
FOURTH: To the Company (or such other Person as a court of competent jurisdiction may direct).
SECTION 5.07.    Limitation on Suits. Subject to Section 5.08, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
(i)    such Holder has previously given written notice to the Trustee of a continuing Event of Default;
(ii)    the Holders of not less than 30% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(iii)    such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;
(iv)    the Trustee for 45 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
(v)    no direction inconsistent with such written request has been given to the Trustee during such 45-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders), or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.
SECTION 5.08.    Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of a Change of Control Offer or an Asset Sale Offer made by the Company and required to be accepted as to such Security, on the relevant Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
SECTION 5.09.    Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, each Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted, subject to the determination in such proceeding.
SECTION 5.10.    Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
SECTION 5.11.    Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
SECTION 5.12.    Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, and in following such direction the Trustee shall not be liable, provided that;
(i)    such direction shall not be in conflict with any rule of law or with this Indenture, and

(ii)    the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
SECTION 5.13.    Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default
(i)    in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to a Change of Control Offer or an Asset Sale Offer which has been made by the Company); or
(ii)    in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.
Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. In the case of any such waiver, the Company, the Guarantors or any other obligor under the Securities, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Securities, respectively.
SECTION 5.14.    Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit (including reasonable counsel fees and expenses), and may assess costs against any such party litigant; provided that this Section 5.14 shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or a Guarantor, in any suit instituted by the Trustee, in any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or in any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of a Change of Control Offer or an Asset Sale Offer, made by the Company and required to be accepted as to such Security, on the applicable Purchase Date, as the case may be).
SECTION 5.15.    Waiver of Stay or Extension Laws. The Company and each Guarantor covenant (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VI
The Trustee
SECTION 6.01.    Certain Duties and Responsibilities.
(a)    Except during the continuance of an Event of Default,
(i)    the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(ii)    in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by the provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
(b)    In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.
(c)    No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent misconduct, its own negligent failure to act or its own willful misconduct except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers under this Indenture, the Notes Collateral Documents, the ABL Intercreditor Agreement or the Pari Passu Intercreditor Agreement, unless the Trustee has received security and indemnity satisfactory to it against any loss, liability or expense. The Trustee shall not be liable for any error of judgment unless it is proved that the Trustee was negligent in the performance of its duties hereunder.
(d)    Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.
(e)    None of the Trustee or any agent of the Trustee shall have any responsibility or liability for any actions taken or not taken by the Depositary.
SECTION 6.02.    Notice of Defaults. If a Default or an Event of Default occurs and is continuing and is known to the Trustee, the Trustee shall deliver to all Holders, as their names and addresses appear in the Security Register, notice of such Default or Event of Default hereunder actually known to the Trustee within 90 days after obtaining such knowledge, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default or an Event of Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice to the Holders if and so long as it in good faith determines that the withholding of such notice is in the interest of the Holders.
SECTION 6.03.    Certain Rights of Trustee. Subject to the provisions of Section 6.01:
(a)    the Trustee may conclusively rely as to the truth of the statements and correctness of the opinions expressed therein and shall be fully protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)    any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company;
(c)    whenever in the administration of this Indenture, the Notes Collateral Documents, the ABL Intercreditor Agreement or the Pari Passu Intercreditor Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate or Opinion of Counsel;
(d)    the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e)    the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, the Notes Collateral Documents, the ABL Intercreditor Agreement or the Pari Passu Intercreditor Agreement at the request or direction of any of the Holders pursuant to this Indenture, the Notes Collateral Documents, the ABL Intercreditor Agreement or the Pari Passu Intercreditor Agreement, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f)    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled (subject to reasonable confidentiality arrangements as may be proposed by the Company or any Guarantor) to make reasonable examination (upon prior notice and during regular business hours) of the books, records and premises of the Company or a Guarantor, personally or by agent or attorney at the sole cost of the Company or the applicable Guarantor and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;
(g)    the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians or nominees and the Trustee shall not be responsible for the supervision of, or any acts, omissions, misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(h)    the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
(i)    the rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;
(j)    the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;
(k)    in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;
(l)    the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture; and
(m)    the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder. The permissive rights of the Trustee enumerated in this Indenture shall not be construed as duties.
(n)    Delivery of any reports, information or documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on officers’ certificates). The Trustee shall have no duty to review or make independent investigation with respect to any of the foregoing received by the Trustee, and shall hold the same solely as repository.

SECTION 6.04.    Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
SECTION 6.05.    May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, any Securities Custodian or any other agent of the Company or any Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company or a Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Securities Custodian or such other agent.
SECTION 6.06.    Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.
SECTION 6.07.    Compensation and Reimbursement. The Company agrees (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (2) except as otherwise expressly provided herein, to promptly reimburse the Trustee upon its request for all reasonable and documented expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable and documented compensation and the reasonable and documented fees, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may have been caused by its gross negligence or willful misconduct; and (3) to indemnify the Trustee in any of its capacities hereunder, and its directors, officers, agents and employees in each such capacity, for, and to hold them harmless against, any and all loss, damage, claim, liability or expense incurred without gross negligence or willful misconduct on its part, including taxes (other than taxes based upon, measured by or determined by the revenue or income of the Trustee), arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing the provisions of this Indenture (including this Section) against the Company and any Guarantors and the costs and expenses of defending itself against any claim (whether asserted by the Company, a Guarantor a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall have the right to employ separate counsel in any such action or proceeding and participate in the investigation and defense thereof, and the Company shall pay the reasonable fees and expenses of such separate counsel.
The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing to it pursuant to this Section 6.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(8) or Section 5.01(9), the expenses (including the reasonable fees, charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.
Notwithstanding any provisions of this Indenture, the provisions of this Section 6.07 shall survive the resignation or removal of the Trustee and any satisfaction and discharge of this Indenture.
SECTION 6.08.    Conflicting Interests. If the Trustee or the Notes Collateral Agent has or shall acquire a conflicting interest, the Trustee or the Notes Collateral Agent, as the case may be, shall either eliminate such conflict within 90 days or resign, to the extent and in the manner provided by, and subject to the provisions of, this Indenture.
SECTION 6.09.    Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that has, or is a wholly owned subsidiary of a bank holding company that has, a combined capital and surplus of at least $50,000,000 and a Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a federal or state supervising or examining authority, then for the purposes of this Section 6.09, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.
SECTION 6.10.    Resignation and Removal; Appointment of Successor. (a) The resignation or removal of the Trustee and appointment of a successor Trustee pursuant to this Article VI shall become effective upon the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.
(b)    The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 6.11 shall not have been delivered to the Company and the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.
(c)    Notwithstanding Section 6.10(e), the Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 6.11 shall not have been delivered to the Company and the Trustee being removed within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.
(d)    If at any time:

(i)    the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
(ii)    the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company, any Guarantor or by any such Holder, or
(iii)    the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, (A) the Company or any Guarantor, in each case by a Board Resolution, may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.
(e)    Notwithstanding Sections 6.10(a), (b), (c) and (d), if the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Company shall have not appointed a successor Trustee, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, and the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in accordance with the applicable requirements of Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.
(f)    The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.
(g)    The resignation or removal of the Trustee pursuant to this Section 6.10 shall not affect the obligation of the Company to indemnify the Trustee pursuant to Section 6.07(3) in connection with the exercise or performance by the Trustee prior to its resignation or removal of any of its powers or duties hereunder.
(h)    No Trustee under this Indenture shall be liable for any action or omission of any successor Trustee.

SECTION 6.11.    Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.
No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.
SECTION 6.12.    Merger, Conversion, Consolidation or Succession to Business. Any corporation, trust company or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation, trust company or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation, trust company or association succeeding to all or substantially all of the corporate trust business and assets of the Trustee, shall be the successor of the Trustee hereunder, provided, however, that such corporation, trust company or association shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto and shall and succeed to the rights, powers, duties, immunities and privileges as its predecessor. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
SECTION 6.13.    Preferential Collection of Claims Against the Company or a Guarantor. If and when the Trustee or the Notes Collateral Agent shall be or become a creditor of the Company or a Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or such Guarantor (or any such other obligor).
SECTION 6.14.    Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or partial purchase or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.
Any corporation, trust company or association into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation, trust company or association succeeding to all or substantially all of the corporate agency or corporate trust business and assets of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such corporation, trust company or association shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.
The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14.
If an appointment is made pursuant to this Section 6.14, the Securities may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:
This is one of the Securities described in the within-mentioned Indenture.

Dated:	Citibank, N.A., as Trustee

By

As Authenticating Agent

By
Authorized Signatory

ARTICLE VII
Holders’ Lists and Reports by Trustee and Company
SECTION 7.01.    Company to Furnish Trustee Names and Addresses of Holders. The Company shall furnish or cause to be furnished to the Trustee a list of the names and addresses of the Holders in such form as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.
SECTION 7.02.    Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting.
(b)    The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.
(c)    Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, any Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.
ARTICLE VIII
Consolidation, Merger, Sale of Assets, etc.
SECTION 8.01.    Company May Consolidate, Etc. Only on Certain Terms. The Company shall not, directly or indirectly, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any Person or Persons, and the Company shall not permit any Restricted Subsidiary to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and its Restricted Subsidiaries, taken as a whole, to any other Person or Persons, unless at the time and after giving effect thereto:
(1)    either:
(x)    if the transaction or transactions is a merger or consolidation, the Company, or such Restricted Subsidiary, as the case may be, shall be the surviving Person of such merger or consolidation; or
(y)    the Person formed by such consolidation or into which the Company, or such Restricted Subsidiary, as the case may be, is merged or to which the properties and assets of the Company or such Restricted Subsidiary, as the case may be, substantially as an entirety, are transferred

(any such surviving Person or transferee Person being the “Surviving Entity”) shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume pursuant to a supplemental indenture executed and delivered to the Trustee and the Notes Collateral Agent, in form and substance reasonably satisfactory to the Trustee, all the obligations of the Company or such Restricted Subsidiary, as the case may be, under the Securities, this Indenture, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement, and in connection therewith shall cause such instruments to be filed and recorded in such jurisdictions and take such other actions as may be required by applicable law to perfect or continue the perfection of the Lien created under the Notes Collateral Documents on the Collateral owned by or transferred to the Surviving Entity;
(2)    immediately after giving effect to such transaction or series of transactions on a Pro Forma Basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing;
(3)    except in the case of any merger of the Company with any wholly owned Subsidiary of the Company or any merger of Restricted Subsidiaries (and, in each case, with no other Persons), (i) the Company or the Surviving Entity, as the case may be, after giving effect to such transaction or series of transactions on a Pro Forma Basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), could incur $1.00 of additional Indebtedness pursuant to Section 10.08(a) (assuming a market rate of interest with respect to such additional Indebtedness) or (ii) the Fixed Charge Coverage Ratio of the Company (or, if applicable, the successor company with respect thereto) would equal or exceed the Fixed Charge Coverage Ratio of the Company immediately prior to giving effect to such transaction;
(4)    each Guarantor, unless it is the Surviving Entity, shall have by Guaranty Agreement confirmed that its Guarantee shall apply to the Surviving Entity’s obligations under this Indenture and the Securities; and
(5)    to the extent any assets of the Person which is merged, consolidated or amalgamated with or into the Surviving Entity are assets of the type which would constitute Collateral under the Notes Collateral Documents, the Surviving Entity shall take such action as may be reasonably necessary to cause such property and assets to be made subject to the Lien of the Notes Collateral Documents in the manner and to the extent required in the Indenture or any of the Notes Collateral Documents and shall take all reasonably necessary action so that such Lien is perfected to the extent required by the Notes Collateral Documents.

Clauses (2) and (3) of the first paragraph of this covenant shall not apply to any merger, amalgamation or consolidation of the Company with or into one of its Restricted Subsidiaries for any purpose.
SECTION 8.02.    Subsidiaries of any Surviving Entity. For all purposes of this Indenture and the Securities (including the provisions of this Article VIII and Sections 10.08, 10.09 and 10.12), Subsidiaries of any Surviving Entity shall, upon consummation of such transaction or series of related transactions, become Restricted Subsidiaries unless and until designated Unrestricted Subsidiaries pursuant to and in accordance with Section 10.17 and all Indebtedness, and all Liens on property or assets, of the Company and the Restricted Subsidiaries in existence immediately after such transaction or series of related transactions shall be deemed to have been incurred upon consummation of such transaction or series of related transactions.
SECTION 8.03.    Guarantors May Consolidate, Etc. Only on Certain Terms. Subject to certain provisions herein governing release of assets and property securing the Securities and release of a Guarantee, including upon the sale or disposition of a Restricted Subsidiary of the Company that is a Guarantor, no Guarantor shall, and the Company shall not permit any Guarantor to, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to, any other Person or Persons, unless at the time and after giving effect thereto:
(1)    either:
(x)    if the transaction or transactions is a merger or consolidation, the Guarantor shall be the surviving Person of such merger or consolidation;
(y)    the Person formed by such consolidation or into which the Guarantor is merged or to which the properties and assets of the Guarantor are transferred (any such surviving person or transferee person being the “Surviving Guarantor”) shall be an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume pursuant to a supplemental indenture and such other necessary agreements reasonably satisfactory to the Trustee and the Notes Collateral Agent all the obligations of the Guarantor under the Securities (and such Guarantor’s Guarantee, as applicable), the Indenture, the Notes Collateral Documents and the ABL Intercreditor Agreement, and in connection therewith shall cause such instruments to be filed and recorded in such jurisdictions and take such other actions as may be required by applicable law to perfect or continue the perfection of the Lien created under the Notes Collateral Documents on the Collateral owned by or transferred to the Surviving Guarantor; or
(z)    such merger, consolidation, sale, assignment, conveyance, transfer, lease or disposal is not otherwise prohibited under this Indenture;

(2)    immediately after giving effect to such transaction or series of transactions on a Pro Forma Basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing; and
(3)    to the extent any assets of the Person which is merged, consolidated or amalgamated with or into the Surviving Guarantor are assets of the type which would constitute Collateral under the Notes Collateral Documents, the Surviving Guarantor shall take such action as may be reasonably necessary to cause such property and assets to be made subject to the Lien of the Notes Collateral Documents in the manner and to the extent required in this Indenture or any of the Notes Collateral Documents and shall take all reasonably necessary action so that such Lien is perfected to the extent required by the Notes Collateral Documents.
Clause (2) of this Section 8.03 will not apply to any merger, amalgamation or consolidation of the Guarantor (i) with or into the Company or another Guarantor for any purpose, (ii) with or into an Affiliate of the Company solely for the purpose of reincorporating or reorganizing such Guarantor in the United States, any state thereof or the District of Columbia, (iii) to convert into a Person organized or existing under the laws of the jurisdiction of organization of such Guarantor or a jurisdiction in the United States or (iv) that is not in violation of Section 10.14 of this Indenture; provided that with respect to this sub-clause (iv), no Event of Default shall have occurred and be continuing.
In connection with any consolidation, merger, transfer, lease, assignment or other disposition contemplated by the foregoing provisions of this Article VIII, the Company or such Guarantor, as the case may be, shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, lease, assignment or other disposition and the supplemental indenture in respect thereof (required under clause (1)(y) of this Section 8.03) comply with the requirements of this Indenture.
SECTION 8.04.    Successor Substituted. Except as otherwise provided by Section 13.05, upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with this Article VIII, the successor Person formed by such consolidation or into which the Company or a Restricted Subsidiary, or a Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company, or such Guarantor, as the case may be, under the Securities (or such Guarantor’s Guarantee, as the case may be), this Indenture, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement with the same effect as if such successor had been named as the Company (or a Guarantor, as the case may be) in the Securities (or such Guarantor’s Guarantee, as the case may be), this Indenture, the Notes Collateral Documents and the ABL Intercreditor Agreement and, except in the case of a lease, the Company or such Restricted Subsidiary, or such Guarantor, as the case may be, shall be released and discharged from its obligations thereunder.

ARTICLE IX
Amendments; Waivers; Supplemental Indentures
SECTION 9.01.    Amendments, Waivers and Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, the Trustee and the Notes Collateral Agent, at any time and from time to time, may together enter into additional or supplemental Notes Collateral Documents, amend, waive or supplement this Indenture, the Securities, the Guarantees, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement or the ABL Intercreditor Agreement for any of the following purposes:
(i)    to evidence the succession of another Person to the Company or a Guarantor and the assumption by any such successor of the covenants of the Company or such Guarantor herein and in the Securities or such Guarantor’s Guarantee and to evidence the assumption of obligations under this Indenture and a Guarantee pursuant to Section 10.16;
(ii)    to add to the covenants of the Company or a Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or a Guarantor;
(iii)    to add collateral to secure the Securities;
(iv)    qualifying this Indenture under the Trust Indenture Act (if such qualification is required);
(v)    to cure any ambiguity, omission or mistake, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture;
(vi)    to make any change that does not adversely affect the rights of the Holders;
(vii)    to conform any provision of this Indenture to any provision under the heading “Description of the Notes” in the Offering Circular;
(viii)    to add Guarantees or Collateral, or release or discharge Guarantees or Collateral from the Lien of this Indenture or the Notes Collateral Documents, in accordance with the terms of this Indenture, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement or the ABL Intercreditor Agreement, as applicable;
(ix)    to secure any First Lien Obligations or Additional Second Lien Obligations to the extent permitted under this Indenture and the Notes Collateral Documents or as contemplated in (A) the ABL Intercreditor Agreement in connection with the incurrence of Additional First Lien Obligations or Additional Second Lien Obligations or otherwise or (B) the Pari Passu Intercreditor Agreement in connection with the incurrence of Additional Second Lien Obligations or otherwise;

(x)    to provide for uncertificated Securities in addition to or in place of certificated Securities or to alter the provisions of this Indenture relating to the form of the Securities (including the related definitions) in a manner that does not materially adversely affect any Holder;
(xi)    to provide for the issuance of Additional Securities in accordance with the terms of this Indenture;
(xii)    to evidence and provide for the acceptance and appointment under this Indenture of a successor Trustee, a successor Paying agent or a successor Notes Collateral Agent pursuant to the requirements hereof or to provide for the accession by the Trustee to any Notes Collateral Document;
(xiii)    to comply with the provisions of Article VIII;
(xiv)    to comply with the rules of any applicable securities depositary;
(xv)    to make any amendment to the provisions in this Indenture relating to the transfer and legending of Securities as permitted by this Indenture, including, without limitation, to facilitate the issuance and administration of the Securities; provided, however, that such amendment does not materially and adversely affect the rights of Holders of Securities to transfer Securities; or
(xvi)    to enter into any intercreditor agreement having substantially similar terms with respect to the Holders as those set forth in the ABL Intercreditor Agreement or the Pari Passu Intercreditor Agreement, in each case, taken as a whole, or any joinder thereto.
provided, however, that the Company shall have delivered to the Trustee an Opinion of Counsel and Officers’ Certificate stating that such action pursuant to clauses (i), (ii), (iii), (iv), (v), (vii) or (viii) above is permitted by this Indenture. The Trustee shall not be obligated to enter into any such amendment, waiver or supplemental indenture that adversely affects its own rights, duties or immunities under this Indenture or otherwise.
SECTION 9.02.    Modifications, Amendments and Supplemental Indentures with Consent of Holders. With the consent of the Holders of a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Trustee and the Notes Collateral Agent, the Company and the Guarantors, when authorized by Board Resolutions, and the Trustee and the Notes Collateral Agent may together modify, amend or supplement this Indenture, the Securities, the Guarantees, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement or the ABL Intercreditor Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, that without the consent of at least two-thirds in aggregate principal amount of the Outstanding Securities, an amendment, modification or supplemental indenture (a) may not effect or have the effect of a release of all or substantially all of the Collateral from the Liens securing the Indenture Obligations or (b) change or alter the priority of the Liens securing the Indenture Obligations in any material portion of the Collateral in any way adverse to the holders or the

Securities in any material respect, except, in each case, in accordance with the terms of this Indenture, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement or the ABL Intercreditor Agreement, as applicable.
Notwithstanding the foregoing, no such modification, amendment or supplemental indenture may, without the consent of the Holder of each Outstanding Security affected thereby:
(i)    reduce the principal amount of, extend the Stated Maturity of or alter the redemption provisions of, the Securities; provided that any amendment to the minimum notice requirement may be made with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding;
(ii)    change the currency in which any Securities or any premium or the interest thereon is payable;
(iii)    reduce the percentage in principal amount of Outstanding Securities that must consent to an amendment, supplement or waiver or consent to take any action under this Indenture, the Securities, any Guarantee or the Notes Collateral Documents;
(iv)    amend the contractual right of any Holder of Securities expressly set forth in this Indenture and the Securities to institute suit for the enforcement of any payment of principal, premium, if any, and interest on such Holder’s Securities on or after the due dates therefor;
(v)    waive a default in payment with respect to the Securities or any Guarantee;
(vi)    reduce or change the rate or time for payment of interest on the Securities;
(vii)    modify or change any provision of this Indenture affecting the ranking of the Securities or any Guarantee in a manner adverse to the Holders of the Securities;
(viii)    make any change in these amendment and waiver provisions; or
(ix)    except as expressly permitted by this Indenture, modify or release the Guarantees of any Significant Subsidiary in any manner materially adverse to the Holders of the Securities.
It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed modification, amendment or supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
The Trustee shall join with the Company and each Guarantor in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such amendment or supplemental indenture.
SECTION 9.03.    Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be given, and (subject to Section 6.01) shall be fully protected in conclusively relying upon, an Officers’ Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is the valid and legally binding obligation of the Company and the Guarantors, as applicable, enforceable in accordance with its terms, subject to customary limitations and exceptions. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise; provided that the Trustee shall enter into and execute all other supplemental indentures which satisfy all applicable conditions under this Article IX.
SECTION 9.04.    Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
SECTION 9.05.    [Reserved].
SECTION 9.06.    Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture, provided that any failure by the Trustee to make such notation shall not affect the validity of the matter provided for in such supplemental indenture or any Security or Guarantee hereunder. If the Company shall so determine, new Securities or Guarantees so modified as to conform, in the opinion of the Trustee, the Guarantors and the Company, to any such supplemental indenture may be prepared and executed by the Company or Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.
SECTION 9.07.    Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 8.01, Sections 10.04 to 10.17, inclusive, and Section 10.19, and pursuant to Section 9.01(ii), if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer as to which an Offer to Purchase has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.
SECTION 9.08.    No Liability for Certain Persons. No director, officer, employee, or stockholder of the Company, nor any director, officer or employee of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities, the Guarantees, this Indenture or the Notes Collateral Documents based on or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The foregoing waiver and release is an integral part of the consideration for the issuance of the Securities and the Guarantees.
ARTICLE X
Covenants
SECTION 10.01.    Payment of Principal, Premium and Interest. The Company shall duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture. The Company shall deposit or cause to be deposited with the Trustee or its nominee, no later than 11:00 a.m. New York City time on the date of the Stated Maturity of any Security or no later than 11:00 a.m. New York City time on the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.
SECTION 10.02.    Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Guarantor in respect of the Securities, the Guarantees and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at a Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. In the event any such notice or demands are so made or served on the Trustee, the Trustee shall promptly forward copies thereof to the Company.
The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Company hereby initially designates the Trustee as Paying Agent and Security Registrar, and the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, located at 388 Greenwich Street, New York, New York 10013, Attention: Agency & Trust, as one such office or agency of the Company for each of the aforesaid purposes.
SECTION 10.03.    Money for Security Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent, it shall, on or before 11:00 a.m. New York City time on each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.
Whenever the Company shall have one or more Paying Agents, the Company shall, prior to 11:00 a.m. New York City time on each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.
The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent shall during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.
The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent (other than the Company) to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.
SECTION 10.04.    Existence; Activities. Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and material franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.
SECTION 10.05.    Maintenance of Properties. The Company shall cause all material properties used in the conduct of its business or the business of any Restricted Subsidiary, taken as a whole, to be maintained and kept in good condition, repair and working order (regular wear and tear excepted), in each case in all material respects, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 10.05 shall prevent the Company from disposing of any asset (subject to compliance with Section 10.14) or from discontinuing the operation or maintenance of any of such material properties if such discontinuance is, as determined by the Company in good faith, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.
SECTION 10.06.    Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all lawful material claims for labor, materials and supplies which, if unpaid, would by law become a lien upon property of the Company or any of its Restricted Subsidiaries that is not a Permitted Lien; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.
SECTION 10.07.    Maintenance of Insurance. The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their material properties, taken as a whole, which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Restricted Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore all material properties to which such proceeds relate or to invest in Replacement Assets; provided, however, that the Company shall not be required to repair, replace or otherwise restore any such material property if the Company in good faith determines that such inaction is desirable in the conduct of the business of the Company or any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.08.    Limitation on Indebtedness. (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee or in any manner become directly or indirectly liable, contingently or otherwise (in each case, to “incur”), for the payment of any Indebtedness (including any Acquired Indebtedness); provided, however, that the Company and any Restricted Subsidiary shall be permitted to incur Indebtedness (including Acquired Indebtedness) if the Fixed Charge Coverage Ratio of the Company and its Restricted Subsidiaries is at least 2.00:1.00 determined on a Pro Forma Basis.
(b)    Paragraph (a) of this Section 10.08 shall not prohibit the incurrence of any of the following items of Indebtedness:
(i)    Indebtedness incurred by the Company and Restricted Subsidiaries pursuant to any Credit Facility (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and the Restricted Subsidiaries thereunder); provided, however, that, immediately after giving effect to any such incurrence, the aggregate principal amount of all Indebtedness incurred under this clause (i) and then outstanding does not exceed the greater of (A) $3,250,000,000 and (B) the Borrowing Base;
(ii)    Indebtedness of the Company and the Guarantors related to the Securities issued on the Issue Date and the Guarantees of such Securities;
(iii)    Indebtedness existing on the Issue Date, other than Indebtedness described in clauses (i) and (ii) of this clause (b);
(iv)    Indebtedness of the Company or any Restricted Subsidiary under equipment purchase or lines of credit, or for Capitalized Lease Obligations or Purchase Money Obligations; provided, that, immediately after giving effect to any such incurrence, the aggregate principal amount of Indebtedness incurred under this clause (iv) and then outstanding, when combined with Indebtedness incurred under clause (xvi), does not exceed the greater of $375,000,000 and 7.5% of Consolidated Total Assets;
(v)    Indebtedness of the Company or any Restricted Subsidiary incurred in respect of (A) performance bonds, completion guarantees, surety bonds, bankers’ acceptances, letters of credit or other similar bonds, instruments or obligations in the ordinary course of business, including Indebtedness evidenced by letters of credit issued in the ordinary course of business to support the insurance or self-insurance obligations of the Company or any of its Restricted Subsidiaries (including to secure workers’ compensation and other similar insurance coverages), but excluding letters of credit issued in respect of or to secure money borrowed, (B) obligations under Hedging Obligations that are not for speculative purposes, (C) financing of insurance premiums or take-or-pay obligations contained in supply arrangements, each in the ordinary course of business or (D) workers’ compensation, health, or disability claims, or other employee benefits or property, casualty or liability insurance, in each case incurred in the ordinary course of business;

(vi)    Indebtedness consisting of accommodation guarantees for the benefit of trade creditors of the Company or any Restricted Subsidiary;
(vii)    Indebtedness of the Company or a Restricted Subsidiary owed to and held by the Company or another Restricted Subsidiary; provided, however, that:
(A)    if the Company or any Guarantor is the obligor on such Indebtedness and the payee is not the Company or a Guarantor, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all obligations then due with respect to the Securities, in the case of the Company, or the Guarantee of the Securities, in the case of a Guarantor; and
(B)    any transfer of such Indebtedness by the Company or a Restricted Subsidiary (other than to the Company or another Restricted Subsidiary) or the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary (other than to the Company or a Restricted Subsidiary) that results in such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary shall, in each case, be deemed to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (vii);
(viii)    Indebtedness in respect of netting services, customary overdraft protections and otherwise in connection with treasury, depository and cash management services (including employee’s credit or purchase cards, overdraft products and other bank products and similar arrangements) or in connection with any automated clearing house transfers of funds, in each case in the ordinary course of business;
(ix)    Indebtedness of the Company or any Restricted Subsidiary, to the extent the proceeds thereof are used to renew, refund, refinance, amend, extend, defease or discharge any Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness) that was permitted to be incurred by this Indenture pursuant to paragraph (a) of this Section 10.08 or pursuant to this clause (ix) or clauses (ii), (iii) or (xiv) of this paragraph (b); provided, however, that:
(A)    the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder,
(B)    if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Indenture Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Indenture Obligations on terms at least as favorable to the holders of the Securities as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole;
(C)    no modified, refinanced, refunded, renewed or extended Indebtedness shall have different obligors, or greater guarantees or security than the Indebtedness subject to such modification, refinancing, refunding, renewal or extension;
(D)    such Indebtedness may not be incurred by a Person other than the Company or a Guarantor to renew, refund, refinance, amend, extend, defease or discharge any Indebtedness of the Company or a Guarantor; and
(E)    such Indebtedness has a Weighted Average Life to Maturity at the time such Indebtedness is incurred that is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being so modified, refinanced, refunded, renewed or extended and provided further that this subclause (E) of this clause (ix) shall not apply to any refinancing of any First Lien Obligations outstanding (collectively, “Refinancing Indebtedness”);
(x)    Indebtedness of Foreign Subsidiaries incurred to finance the working capital of such Foreign Subsidiaries;
(xi)    Indebtedness arising from agreements of the Company or any Restricted Subsidiary providing for guarantees, indemnification, obligations in respect of earnouts or other purchase price adjustments or holdback of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;
(xii)    guarantees by the Company or a Guarantor of Indebtedness that was permitted to be incurred by the Company or any Guarantor under this Indenture; provided that if the Indebtedness being guaranteed is unsecured, subordinated to or pari passu with the Securities, then the guarantee shall be unsecured, subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;
(xiii)    guarantees or other Indebtedness in respect of Indebtedness of (A) a Person in which the Company or a Guarantor has a minority interest or (B) joint ventures or similar arrangements, provided, however, that at the time of incurrence of any Indebtedness pursuant to this clause (xiii) the aggregate principal amount of all guarantees and other Indebtedness incurred under this clause (xiii) and then outstanding does not exceed the greater of $125,000,000 and 2.5% of Consolidated Total Assets;
(xiv)    Indebtedness of (i) the Company or any Restricted Subsidiary incurred to finance or refinance, or otherwise incurred in connection with, any acquisition of assets (including capital stock), business or Person, or any merger or consolidation of any Person with or into the Company or any Restricted Subsidiary, or (ii) any Person that is acquired by or merged or consolidated with or into the Company or any Restricted Subsidiary (including Indebtedness thereof incurred in connection with any such acquisition, merger or consolidation); provided, that on the date of such acquisition, merger or consolidation, on a Pro Forma Basis, either (x) the Company could incur at least $1.00 of additional Indebtedness pursuant to paragraph (a) of this Section 10.08 or (y) the Fixed Charge Coverage Ratio of the Company would equal or be greater than the Fixed Charge Coverage Ratio of the Company immediately prior to giving effect thereto;
(xv)    Indebtedness representing deferred compensation to employees of the Company or any other Restricted Subsidiary incurred in the ordinary course of business;
(xvi)    Indebtedness of the Company or any Dealership Subsidiary incurred in connection with any Floor Plan Financings or any unsecured Guarantee thereof by the Company or any Guarantor; provided that the aggregate principal amount of such Indebtedness under this clause (xvi), when combined with Indebtedness incurred under clause (iv) then outstanding, shall not in the aggregate exceed the greater of $375,000,000 and 7.5% of Consolidated Total Assets;
(xvii)    Second Lien Debt of the Company or any Guarantor; provided that immediately after giving effect to any such incurrence, the aggregate principal amount of Indebtedness incurred pursuant to this clause (xvii) and then outstanding does not exceed $350,000,000;
(xviii)    Indebtedness of the Company or any Restricted Subsidiary, in addition to that described in clauses (i) through (xvii) and clause (xix) through (xx) of this paragraph (b); provided that immediately after giving effect to any such incurrence, the aggregate principal amount of Indebtedness incurred pursuant to this clause (xviii) and then outstanding does not exceed the greater of $250,000,000 and 5.0% of Consolidated Total Assets;
(xix)    Indebtedness arising from the making of Standard Securitization Undertakings by the Company or any Restricted Subsidiary; and
(xx)    Indebtedness in connection with the Missouri Law Chapter 100 Transactions.
(c)    For the purposes of determining compliance with, and the outstanding principal amount of Indebtedness incurred pursuant to and in compliance with, this Section 10.08, (i) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in paragraphs (a) and (b) of this Section 10.08, the Company, in its sole discretion, shall classify, and may from time to time reclassify, such item of Indebtedness and only be required to include the amount and type of such Indebtedness in Section 10.08(a) or one or a combination of the clauses of Section 10.08(b); provided that (i) Indebtedness under the ABL Credit Agreement and any Credit Facility incurred pursuant to Section 10.08(b)(i) above shall be treated as incurred pursuant to Section 10.08(b)(i) above and may not be reclassified and (ii) any other obligation of the obligor on such Indebtedness (or of any other Person who could have incurred such Indebtedness under this Section 10.08) arising under any guarantee, Lien or letter of credit, bankers’ acceptance or other similar instrument or obligation supporting such Indebtedness shall be disregarded to the extent that such guarantee, Lien or letter of credit, bankers’ acceptance or other similar instrument or obligation secures the principal amount of such Indebtedness.
(d)    Except as provided in Section 10.08(e) with respect to Indebtedness denominated in a foreign currency, the amount of any Indebtedness outstanding as of any date shall be:
(1)    the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;
(2)    the principal amount of the Indebtedness, in the case of any other Indebtedness; and
(3)    in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:
(A)    the Fair Market Value of such assets at the date of determination; and
(B)    the amount of the Indebtedness of the other Person.
(e)    For purposes of determining compliance with any dollar-denominated restriction on the incurrence of Indebtedness denominated in a foreign currency, the dollar-equivalent principal amount of such Indebtedness incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness; provided that (x) the dollar-equivalent principal amount of any such Indebtedness outstanding on the Issue Date shall be calculated based on the relevant currency exchange rate in effect on the Issue Date, (y) if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency (or in a different currency from such Indebtedness so being incurred), and such refinancing would cause the applicable dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness, calculated as described in the following sentence, does not exceed (i) the outstanding or committed principal amount (whichever is higher) of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing and (z) the dollar-equivalent principal amount of Indebtedness denominated in a foreign currency and incurred pursuant to a Credit Facility shall be calculated based on the relevant currency exchange rate in effect on, at the Company’s option, (i) the Issue Date, (ii) any date on which any of the respective commitments under such Credit Facility shall be reallocated between or among facilities or subfacilities thereunder, or on which such rate is otherwise calculated for any purpose thereunder or (iii) the date of such incurrence. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.
(f)    If the Company or its Restricted Subsidiaries enters into any revolving, delayed draw or other committed debt facility, it may elect to determine compliance of such debt facility (including the incurrence of Indebtedness and Liens from time to time in connection therewith) with this Indenture on the date commitments with respect thereto are first received, assuming the full amount of such facility is incurred (and any applicable Liens are granted) on such date, in which case such committed amount may thereafter be borrowed, in whole or in part, from time to time, without further compliance with such Consolidated Total Asset or Borrowing Base-based basket hereunder, in lieu of determining such compliance on any subsequent date (including any date on which Indebtedness is incurred pursuant to such facility); provided that, in each case, any future calculation of such Consolidated Total Asset or Borrowing Base-based basket shall also assume that the full amount of such facility is incurred (and any applicable Liens are granted) so long as and to the extent not permanently reduced and/or terminated.
(g)    The Company shall not incur, and shall not permit any Guarantor to incur, any Indebtedness, including Indebtedness permitted under this Section 10.08, that is contractually subordinated or junior in right of payment, including as to rights and remedies, to any other Indebtedness of the Company or such Guarantor unless such Indebtedness is also contractually subordinated and junior in right of payment to the Securities and the applicable Guarantee on substantially identical terms. This Indenture shall not deem Indebtedness as subordinated or junior in right of payment merely because such Indebtedness is unsecured or secured by Liens junior in priority to the Liens securing other Indebtedness.
SECTION 10.09.    Limitation on Restricted Payments. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly:
(a)    declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock of the Company or any Restricted Subsidiary or make any payment to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any Restricted Subsidiary (other than dividends or distributions payable solely in Capital Stock of the Company (other than Redeemable Capital Stock) or in options, warrants or other rights to purchase Capital Stock of the Company (other than Redeemable Capital Stock)) (other than the declaration or payment of dividends or other distributions to the extent declared or paid to the Company or any Restricted Subsidiary);
(b)    purchase, redeem, defease or otherwise acquire or retire for value any Capital Stock of the Company or any options, warrants, or other rights to purchase any such Capital Stock of the Company or any direct or indirect parent of the Company (other than any such securities owned by the Company or a Restricted Subsidiary and any acquisition of Capital Stock deemed to occur upon the exercise of options if such Capital Stock represents a portion of the exercise price thereof);

(c)    make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any Subordinated Indebtedness (other than (1) any such Subordinated Indebtedness owned by the Company or a Restricted Subsidiary or (2) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value (collectively, for purposes of this clause (c), a “purchase”) of Subordinated Indebtedness in anticipation of satisfying a sinking fund obligation, principal installment, final maturity or exercise of a right to put on a set scheduled date (but not including any put right in connection with a change of control event), in each case due within one year of the date of such purchase; provided that, in the case of any such purchase in anticipation of the exercise of a put right, at the time of such purchase, it is more likely than not, in the good faith judgment of the Board of Directors of the Company, that such put right would be exercised if such put right were exercisable on the date of such purchase); or
(d)    make any Investment (other than any Permitted Investment) in any Person, (such payments or Investments described in the preceding clauses (a), (b), (c) and (d) are collectively referred to as “Restricted Payments”), unless, immediately after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment):
(A)    no Default or Event of Default shall have occurred and be continuing (or would result therefrom);
(B)    the Company would be able to incur $1.00 of additional Indebtedness pursuant to Section 10.08(a); and
(C)    the aggregate amount of such Restricted Payment together with all other Restricted Payments (including the Fair Market Value of any non-cash Restricted Payments) declared or made since the Issue Date would not exceed the sum of (without duplication) of:
(1)    50% of the Consolidated Net Income of the Company accrued during the period (treated as one accounting period) from the Original 2023 Notes Issue Date to the end of the Company’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such aggregate cumulative Consolidated Net Income of the Company for such period shall be a deficit, minus 100% of such deficit);
(2)    100% of the aggregate net cash proceeds and the Fair Market Value of property or assets received by the Company as capital contributions to the Company since the Original 2023 Notes Issue Date or from the issuance or sale of Capital Stock (excluding Redeemable Capital Stock of the Company) of the Company to any Person (other than an issuance or sale to a Subsidiary of the Company and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees) after the Original 2023 Notes Issue Date;

(3)    100% of the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) upon the exercise of any options, warrants or rights to purchase shares of Capital Stock (other than Redeemable Capital Stock) of the Company;
(4)    100% of the aggregate net cash proceeds and the Fair Market Value of property or assets received after the Original 2023 Notes Issue Date by the Company or any Restricted Subsidiary from any Person (other than a Subsidiary of the Company) for Indebtedness that has been converted or exchanged into or for Capital Stock (other than Redeemable Capital Stock) of the Company (to the extent such Indebtedness was originally sold by the Company for cash), plus the aggregate amount of cash and the Fair Market Value of any property received by the Company or any Restricted Subsidiary (other than from a Subsidiary of the Company) in connection with such conversion or exchange;
(5)    in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the Original 2023 Notes Issue Date, an amount equal to the proceeds or return of capital with respect to such Investment less the cost of the disposition of such Investment;
(6)    the aggregate amount equal to the net reduction in Investments (other than Permitted Investments) in Unrestricted Subsidiaries resulting from dividends, distributions, interest payments, return of capital, repayments of Investments or other transfers of assets to the Company or any Restricted Subsidiary from any Unrestricted Subsidiary;
(7)    so long as the Designation thereof was treated as a Restricted Payment made after the Issue Date, with respect to any Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary in accordance with Section 10.17 hereof, the Fair Market Value of the Company’s interest in such Subsidiary; and
(8)    an amount equal to the greater of $62,500,000 and 1.25% of Consolidated Total Assets.
None of the foregoing provisions shall prohibit the following; provided that with respect to payments pursuant to clauses (i), (iv), (v), (vi), (xvi) and (xvii) below, no Default or Event of Default has occurred and is continuing:
(i)    the payment of any dividend or distribution within 60 days after the date of its declaration, if at the date of declaration such payment would be permitted by the first paragraph of this Section 10.09;
(ii)    the making of any Restricted Payment in exchange for, or out of the net cash proceeds of, a substantially concurrent sale (other than to a Subsidiary of the Company) of Capital Stock of the Company (other than Redeemable Capital Stock) or from a substantially concurrent cash capital contribution to the Company; provided, however, that such cash proceeds are excluded from clause (C) of the first paragraph of this Section 10.09;

(iii)    any redemption, repurchase, defeasance or other acquisition or retirement of Subordinated Indebtedness by exchange for, or out of the net cash proceeds of Refinancing Indebtedness:
(iv)    payments to purchase Capital Stock of the Company from officers of the Company in an amount not to exceed $15,000,000;
(v)    payments (other than those covered by clause (iv) above) to purchase Capital Stock of the Company from management or employees of the Company or any of its Subsidiaries, or their authorized representatives, upon the death, disability or termination of employment of such employees, in aggregate amounts under this clause (v) not to exceed $5,000,000 in any fiscal year of the Company;
(vi)    within 60 days after the consummation of a Change of Control Offer pursuant to Section 10.13 (including the purchase of the Securities tendered), any purchase or redemption of Subordinated Indebtedness or any Capital Stock of the Company or any Restricted Subsidiaries required pursuant to the terms thereof as a result of such Change of Control at a purchase or redemption price not to exceed 101% of the outstanding principal amount or liquidation amount thereof, plus accrued and unpaid interest or dividends (if any); provided, however, that at the time of such purchase or redemption no Default shall have occurred and be continuing (or would result therefrom);
(vii)    within 60 days after the consummation of an Asset Sale Offer pursuant to Section 10.14 (including the purchase of the Securities tendered), any purchase or redemption of Subordinated Indebtedness or any Capital Stock of the Company or any Restricted Subsidiaries required pursuant to the terms thereof as a result of such Asset Sale; provided, however, that at the time of such purchase or redemption no Default shall have occurred and be continuing (or would result therefrom);
(viii)    the declaration and payment by the Company of dividends on the common stock or common equity interests of the Company in an amount not to exceed, in the period prior to the occurrence of an initial public offering (including, for purposes of this clause (viii), a direct listing or merger with a special purpose acquisition vehicle, as a result of which the Company’s common stock or common equity interests are listed on a national stock exchange), the greater of $62,500,000 and 1.25% of Consolidated Total Assets, plus, in any fiscal year during which a public offering occurs or subsequent fiscal year, an amount not to exceed the greater of (a) 6.0% of the proceeds received by or contributed to the Company in or from any such public offering and (b) an aggregate amount per annum not to exceed 6.0% of Market Capitalization;
(ix)    the deemed repurchase of Capital Stock on the cashless exercise of stock options;
(x)    the payment of any dividend or distribution by a Restricted Subsidiary to the holders of its Capital Stock on a pro rata basis;

(xi)    Investments constituting Restricted Payments made as a result of the receipt of non-cash consideration from any Asset Sale or other sale of assets or property made pursuant to and in compliance with this Indenture;
(xii)    [reserved];
(xiii)    the payment of fees and expenses required to maintain the existence of the Company;
(xiv)    cash payments in lieu of fractional shares in connection with (A) any exercise of warrants, options, or other securities convertible into or exchangeable for Capital Stock of the Company or in connection with (B) any other dividend, split or combination thereof or any acquisition, in each case, otherwise permitted hereunder;
(xv)    the payment of customary salary, bonus, severance and other benefits payable to current and former directors, officers, employees, members of management, manager and/or consultants of the Company or any Restricted Subsidiary to the extent such salaries, bonuses, severance and other benefits are attributable to the ownership or operation of the Company or such Restricted Subsidiary;
(xvi)    any Restricted Payment so long as immediately after the making of such Restricted Payment, the Total Net Indebtedness Leverage Ratio does not exceed 3.25:1.00;
(xvii)    any Restricted Payment in an amount which, when taken together with all Restricted Payments made after the Issue Date pursuant to this clause (xvii), does not exceed the greater of $68,500,000 and 1.375% of Consolidated Total Assets (as of any date of determination); and
(xviii)    any Investment made in a Special Purpose Vehicle in connection with a Securitization Transaction, which Investment consists of the assets described in the definition of “Equipment Securitization Transaction” or “Receivables Securitization Transaction”.
Any payments made pursuant to clauses (i), (xvi) or (xvii) of this paragraph shall be taken into account, and any payments made pursuant to other clauses of this paragraph shall be excluded, in calculating the amount of Restricted Payments pursuant to clause (C) of the first paragraph of this Section 10.09.
Notwithstanding anything else set forth under this covenant or in the definition of Permitted Investments, no Restricted Payment or Investment (other than an Investment in the Company or a Guarantor) of Specified Cash Flow Priority Collateral owned by the Company or a Restricted Subsidiary shall be permitted under this Indenture.
The Company, in its sole discretion, may classify or reclassify (x) any Permitted Investment as being made in whole or in part as a permitted Restricted Payment or (y) any Restricted Payment as being made in whole or in part as a Permitted Investment (to the extent such Restricted Payment qualifies as a Permitted Investment).

The Company, in its sole discretion, may classify any Investment or other Restricted Payment as being made in part under one of the provisions of this Section 10.09 (or, in the case of any Investment, the clauses of Permitted Investments) and in part under one or more other such provisions (or, as applicable, clauses).
SECTION 10.10.    Limitation on Preferred Stock of Restricted Subsidiaries. The Company shall not permit any Restricted Subsidiary to issue any Preferred Stock other than Preferred Stock issued to the Company or a Wholly Owned Restricted Subsidiary. The Company shall not sell, transfer or otherwise dispose of Preferred Stock issued by a Restricted Subsidiary or permit a Restricted Subsidiary to sell, transfer or otherwise dispose of Preferred Stock issued by a Restricted Subsidiary, other than to the Company or a Wholly Owned Restricted Subsidiary. Notwithstanding the foregoing, nothing in this Section 10.10 shall prohibit Preferred Stock (other than Redeemable Capital Stock) issued by a Person prior to the time: (A) such Person becomes a Restricted Subsidiary; (B) such Person merges with or into a Restricted Subsidiary; or (C) a Restricted Subsidiary merges with or into such Person; provided, however, that such Preferred Stock was not issued or incurred by such Person in anticipation of a transaction contemplated by subclauses (A), (B) or (C) above.
SECTION 10.11.    Limitation on Transactions with Affiliates. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any of its Affiliates involving aggregate consideration in excess of $5,000,000, except: (a) on terms that are not materially less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time in arm’s length dealings from Persons who are not Affiliates of the Company; (b) with respect to a transaction or series of related transactions involving aggregate payments or value equal to or greater than $25,000,000, the Company shall have delivered an Officers’ Certificate to the Trustee certifying that such transaction or transactions comply with the preceding clause (a); and (c) with respect to a transaction or series of related transactions involving aggregate payments or value equal to or greater than $50,000,000, such transaction or transactions shall have been approved by a majority of the Disinterested Members of the Board of Directors of the Company.
Notwithstanding the foregoing, the restrictions set forth in this Section 10.11 shall not apply to: (i) transactions between or among the Company and a Restricted Subsidiary or between or among Restricted Subsidiaries or, in any case, any entity that becomes a Restricted Subsidiary as a result of such transaction; (ii) transactions in the ordinary course of business, or approved by a majority of the Board of Directors of the Company, between the Company or any Restricted Subsidiary and any Affiliate of the Company that is a joint venture or similar entity; (iii) (A) customary directors’ fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, collective bargaining agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of the Company or any Restricted Subsidiary entered into in the ordinary course of business and (B) any transaction with an officer or director in the ordinary course of business not involving more than $1,000,000 in any one year; (iv) Restricted Payments made in compliance with Section 10.09; (v) loans and advances to officers, directors and employees of the Company or any Restricted Subsidiary for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business; (vi) transactions pursuant to agreements in effect on the Issue Date; (vii) any sale, conveyance or other transfer of assets customarily transferred in a Securitization Transaction to a Special Purpose Vehicle; (viii) transactions with customers, clients, suppliers, joint venture partners, joint ventures, including their members or partners, or purchasers or sellers of goods or services, in each case in the ordinary course of business, including pursuant to joint venture agreements, and otherwise in compliance with the terms of this Indenture which are, in the aggregate (taking into account all the costs and benefits associated with such transactions), materially no less favorable to the Company or the applicable Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or that Restricted Subsidiary with an unrelated Person or entity, in the good faith determination of the Company’s Board of Directors or its senior management, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party; (ix) transactions with Affiliates pursuant to the OWN Program (including any Third Party Owned Equipment Inventory Revenue Sharing Agreement); provided that such transactions meet the requirements of clause (a) of the first paragraph of this Section 10.11; (x) any issuance or sale of Capital Stock (other than Redeemable Capital Stock) of the Company or any capital contribution to the Company; (xi) the Transactions, including the payment of all fees and expenses relating thereto; and (xii) transactions in which a Restricted Subsidiary delivers to the Trustee a letter from an accounting, appraisal or investment banking firm of national standing stating that the financial terms of such transaction either (x) are fair to such Restricted Subsidiary from a financial point of view (or words of similar import) or (y) meet the requirements of clause (a) of the first paragraph of this Section 10.11.
SECTION 10.12.    Limitation on Liens. The Company shall not, and shall not
permit any Restricted Subsidiary to create, incur, assume or suffer to exist any Lien of any kind securing any Indebtedness on any asset owned on the Issue Date or thereafter acquired, except for Permitted Liens.
In addition, if the Company or any Guarantor, directly or indirectly, creates, incurs or assumes any Lien securing the ABL Credit Agreement or any other First Lien Obligations or Second Lien Obligations (in each case, a “Predecessor Lien”), the Company or such Guarantor shall, within 30 days of the creation, incurrence or assumption of the Predecessor Lien, grant at least a second-priority Lien, upon such property or asset as security for the Securities and the Guarantees pursuant to this Indenture.
SECTION 10.13.    Change of Control. (a) On or before the 30th day after the date of the occurrence of a Change of Control, the Company shall make an Offer to Purchase (a “Change of Control Offer”) on a Business Day not more than 60 nor less than 30 days following the electronic transmission or mailing to each Holder of the notice described in paragraph (b) below (the “Change of Control Purchase Date”), all of the then Outstanding Securities tendered at a purchase price in cash (the “Change of Control Purchase Price”) equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the Change of Control Purchase Date. The Company shall be required to purchase all Securities tendered into the Change of Control Offer and not withdrawn. The Change of Control Offer shall remain open for at least 20 Business Days.

(b)    Within 30 days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and stating all other information as set forth in the definition of “Offer to Purchase.”
(c)    On the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof (not less than $2,000 principal amount and integral multiples of $1,000 in excess thereof) tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officers’ Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and make available for delivery to such Holders a new Security of like tenor equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer not later than the third Business Day following the Change of Control Purchase Date.
(d)    The Company shall not be required to make a Change of Control Offer upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer or (2) notice of redemption for all outstanding Securities has been given pursuant to Section 11.01, unless and until there is a default in payment of the applicable Redemption Price.
(e)    The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws or regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Securities as described above.
(f)    If Holders of not less than 90% in aggregate principal amount of the Securities validly tender and do not withdraw such Securities in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, purchases all of the Securities validly tendered and not withdrawn by such holders, the Company or such third party shall have the right, upon not less than 10 nor more than 60 days’ prior notice (provided that such notice is given not more than 30 days following such purchase pursuant to the Change of Control Offer described above) to redeem all Securities that remain Outstanding following such purchase at a price in cash equal to 101% of the aggregate principal amount of such Securities, plus accrued and unpaid interest on the Securities that remain outstanding to, but excluding, the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date).
(g)    Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control, conditioned upon the consummation of such Change of Control, if a definitive agreement is in place for the Change of Control at the time the Change of Control Offer is made.
SECTION 10.14.    Limitation on Sales of Assets.
(a)    The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Sale unless:
(i)    the Company or such Restricted Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Sale at least equal to the Fair Market Value (measured at the time of contractually agreeing to such Asset Sale) of the shares or assets sold or otherwise disposed of; and
(ii)    at least 75% of such consideration consists of cash or Cash Equivalents.
(b)    Within 365 days of the later of an Asset Sale and the date of receipt of Net Cash Proceeds from such Asset Sale, the Company or such Restricted Subsidiary, as the case may be, may apply the Net Cash Proceeds from such Asset Sale to:
(1)    to the extent the assets or property disposed of in the Asset Sale constituted Collateral prepay, repay or purchase (a) First Lien Obligations (including Indebtedness under the ABL Credit Agreement), (b) Indenture Obligations or (c) Second Lien Obligations (other than Indenture Obligations) and, in each case, (A) to correspondingly reduce commitments (if any) with respect thereto (it being understood that no commitment reduction shall be required with respect to repayments of First Lien Obligations pending application of such Net Cash Proceeds for another purpose permitted hereunder) and (B) other than Indebtedness owed to the Company or any Restricted Subsidiary; provided that if the Company or any Restricted Subsidiary shall so repay any such Second Lien Obligations (including the 2023 Notes and the 2024 Notes), other than the Indenture Obligations, the Company shall have also used (or made an offer, in the case of clause (iii) below, with) a portion of such Net Cash Proceeds pro rata in proportion to the amount thereof used to so repay such Second Lien Obligations, other than the Indenture Obligations (the “Pro Rata Amount”) (based on the respective principal amounts of the Securities and such other Second Lien Obligations prior to such repayment) to (i) concurrently redeem the Pro Rata Amount of Securities as provided under Section 11.04, (ii) concurrently purchase the Pro Rata Amount of Securities that may be repurchased through open-market purchases (to the extent such purchases are at or above 100% of the principal amount thereof) or (iii) make an offer to purchase the Pro Rata Amount of Securities pursuant to an offer made to all Holders in accordance with the procedures set forth below for an Asset Sale Offer at 100% of the principal amount thereof, plus the amount of accrued but unpaid interest, if any, to, but excluding, the date of purchase;
(2)    to the extent the assets or property disposed of in the Asset Sale did not constitute Collateral, prepay, repay or purchase (a) First Lien Obligations

(including Indebtedness under the ABL Credit Agreement), (b) Indenture Obligations or (c) Obligations under any other Indebtedness (provided that such Indebtedness is not expressly subordinated in right of payment to the Securities or any Guarantees) of the Company or any Restricted Subsidiary (other than Indebtedness owed to the Company or any Restricted Subsidiary) and, in each case, (A) to correspondingly reduce commitments (if any) with respect thereto (it being understood that no commitment reduction shall be required with respect to repayments of First Lien Obligations pending application of such Net Cash Proceeds for another purpose permitted hereunder) and (B) other than Indebtedness owed to the Company or any Restricted Subsidiary; provided that if the Company or any Restricted Subsidiary shall so repay any Indebtedness that ranks junior or pari passu with any Second Lien Obligations (including the 2023 Notes and the 2024 Notes), other than the Indenture Obligations, the Company shall have also used (or made an offer, in the case of clause (iii) below, with) the Pro Rata Amount of such Net Cash Proceeds (based on the respective principal amounts of the Securities and such other senior Indebtedness prior to such repayment) to (i) concurrently redeem the Pro Rata Amount of Securities as provided under “Optional Redemption,” (ii) concurrently purchase the Pro Rata Amount of Securities that may be repurchased through open-market purchases (to the extent such purchases are at or above 100% of the principal amount thereof) or (iii) make an offer to purchase the Pro Rata Amount of Securities pursuant to an offer made to all holders in accordance with the procedures set forth below for an Asset Sale Offer at 100% of the principal amount thereof, plus the amount of accrued but unpaid interest, if any, to, but excluding, the date of purchase;
(3)    prepay, repay or purchase Indebtedness of a Restricted Subsidiary that is not a Guarantor, other than Indebtedness owed to the Company or another Restricted Subsidiary; or
(4)    invest in properties or assets (other than current assets) that are used or useful in the business of the Company and its Restricted Subsidiaries conducted at such time or in businesses reasonably related thereto or in Capital Stock of a Person, the principal portion of whose assets consist of such property or assets (collectively, “Replacement Assets”); provided, however, that any such reinvestment in Replacement Assets made pursuant to a definitive binding agreement or commitment approved by the Board of Directors of the Company that is executed or approved within such time shall satisfy this requirement, so long as such investment is consummated within 180 days of such 365th day.
Any Net Cash Proceeds from any Asset Sale that are not used in accordance with clause (b) of this Section 10.14 constitute “Excess Proceeds” subject to disposition as provided in clause (c) below.
(c)    Whenever the aggregate amount of Excess Proceeds equals or exceeds $35,000,000, the Company shall make an Offer to Purchase (an “Asset Sale Offer”), from all Holders and, to the extent the Company is required by the terms thereof, all holders of other Indebtedness that is pari passu in right of payment with the Securities containing provisions similar to those set forth in this Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets, pro rata in proportion to the respective principal amounts of the

Securities and such other Indebtedness to be purchased or redeemed, the maximum principal amount of Securities and such other Indebtedness that may be purchased with the Excess Proceeds; provided that in the case of Net Cash Proceeds of Collateral that constitute Excess Proceeds, any such pari passu Indebtedness shall mean Second Lien Obligations.
(d)    The offer price for the Securities in any Asset Sale Offer shall be equal to 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the purchase date and the offer price for any other Indebtedness that is pari passu in right of payment with the Securities shall be as set forth in the documentation governing such Indebtedness (the “Asset Sale Offer Price”) and shall be payable in cash. If any Excess Proceeds remain after an Asset Sale Offer, the Company may use such Excess Proceeds for general corporate purposes. If the Asset Sale Offer Price with respect to Securities tendered into such Asset Sale Offer exceeds the Excess Proceeds allocable to the Securities, Securities to be purchased shall be selected on a pro rata basis. The Securities shall be purchased by the Company on a date that is not earlier than 30 days and not later than 60 days from the date the notice is given to Holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset to zero.
(e)    On the Purchase Date under this Section 10.14, the Company shall (i) accept for payment (subject to proration as described in the Offer to Purchase) Securities or portions thereof tendered pursuant to the Asset Sale Offer and (ii) deliver to the Trustee the Securities so accepted together with an Officers’ Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. Promptly following the Purchase Date, the Company shall deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and make available for delivery to such Holders a new Security of like tenor equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer not later than the third Business Day following the Asset Sale Offer Purchase Date.
(f)    The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws and regulations are applicable, in the event that an Asset Sale occurs and the Company is required to purchase Securities as described above. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sale provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Asset Sale provisions described in this Indenture by virtue of such compliance.
(g)    For the purposes of Section 10.14(b)(1) and 10.14(b)(2), the following are deemed to be cash: (1) the assumption of Indebtedness (other than Indebtedness that is subordinated to the Securities) of the Company or any Restricted Subsidiary to the extent the Company or such Restricted Subsidiary is released from all liability on payment of the principal amount of such Indebtedness in connection with such Asset Sale, (2) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale to the extent that the Company and each other Restricted Subsidiary are released in full from any guarantee of payment of the principal amount of such Indebtedness in connection with such Asset Sale, (3) securities, notes or other obligations received by the Company or any Restricted Subsidiary from the transferee that are converted by the Company or such Restricted Subsidiary into cash within 180 days, to the extent of the cash received in such conversion, (4) consideration consisting of Indebtedness of the Company or any Restricted Subsidiary (provided that such Indebtedness is not expressly subordinated in right of payment to the Securities), (5) Replacement Assets or (6) any Designated Non-cash Consideration received by the Company or any of its Restricted Subsidiaries in an Asset Sale; provided, however, that the aggregate Fair Market Value of all Designated Non-cash Consideration received and treated as cash pursuant to this clause (6) is not to exceed, at any time, an aggregate amount outstanding equal to the greater of $100,000,000 and 2.0% of Consolidated Total Assets as of the date of the applicable Asset Sale, without giving effect to changes in value subsequent to the receipt of such Designated Non-cash Consideration.
SECTION 10.15.    Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:
(a)    pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or any other interest or participation in, or measured by, its profits;
(b)    pay any Indebtedness owed to the Company or any other Restricted Subsidiary;
(c)    make loans or advances to the Company or any other Restricted Subsidiary; or
(d)    sell, lease or transfer any of its properties or assets to the Company or any other Restricted Subsidiary;
except for such encumbrances or restrictions existing under or by reason of:
(i)    applicable law or any applicable rule, regulation or order;
(ii)    (A) customary non-assignment provisions of any contract or any lease governing a leasehold interest of the Company or any Restricted Subsidiary and (B) pursuant to customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of the Company or any Restricted Subsidiary;
(iii)    customary restrictions on transfers of property subject to a Lien permitted under this Indenture;

(iv)    instruments governing Indebtedness as in effect on the Issue Date;
(v)    any agreement or other instrument of a Person, or relating to Indebtedness or Capital Stock of a Person, which Person is acquired by or merged or consolidated with the Company or any Restricted Subsidiary, or which agreement or instrument is assumed by the Company or any Restricted Subsidiary in connection with an acquisition of assets from such Person, as in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired;
(vi)    an agreement entered into for the sale or disposition of Capital Stock or assets of a Restricted Subsidiary or an agreement entered into for the sale of specified assets (in either case, so long as such encumbrance or restriction, by its terms, terminates on the earlier of the termination of such agreement or the consummation of such agreement and so long as such restriction applies only to the Capital Stock or assets to be sold);
(vii)    any agreement in effect on the Issue Date;
(viii)    any Indebtedness incurred pursuant to Section 10.08(b)(i), the Securities, this Indenture and the Guarantees;
(ix)    joint venture agreements and other similar agreements that prohibit actions of the type described in clauses (a), (b), (c) and (d) above, which prohibitions are applicable only to the entity or assets that are the subject of such arrangements;
(x)    any agreement entered into with respect to a Special Purpose Vehicle in connection with a Securitization Transaction, containing customary restrictions required by the institutional sponsor or arranger of such Securitization Transaction in similar types of documents relating to the purchase of similar assets in connection with the financing thereof;
(xi)    restrictions relating to Foreign Subsidiaries contained in Indebtedness incurred pursuant to Section 10.08;
(xii)    (A) on cash or other deposits or net worth imposed by customers or suppliers under agreements entered into in the ordinary course of business, (B) that arises or is agreed to in the ordinary course of business and does not detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or such Restricted Subsidiary or adversely affect the ability of the Company to make interest and principal payments with respect to the Securities or (C) pursuant to Interest Rate Protection Agreements;
(xiii)    an agreement or instrument relating to any Indebtedness permitted to be incurred subsequent to the Issue Date pursuant to Section 10.08 (A) if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Holders than the encumbrances and restrictions contained in instruments governing Indebtedness as in effect on the Issue Date (as determined in good faith by the Company), or (B) if such encumbrance or restriction is not materially more disadvantageous to the Holders than is customary in comparable financings (as determined in good faith by the Company) and either (x) the Company determines in good faith that such encumbrance or restriction shall not materially affect the Company’s ability to make principal or interest payments on the Securities or (y) such encumbrance or restriction applies only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness;
(xiv)    Purchase Money Obligations with respect to property or assets acquired in the ordinary course of business that impose encumbrances or restrictions on the property or assets so acquired; and
(xv)    any agreement that amends, extends, refinances, renews or replaces any agreement described in the foregoing clauses; provided, however, that the terms and conditions of any such agreement are not materially less favorable, taken as a whole, to the Holders with respect to such dividend and payment restrictions than those under or pursuant to the agreement amended, extended, refinanced, renewed or replaced and otherwise complies with the terms of this Indenture.
SECTION 10.16.    Guarantors. The Company shall cause each Domestic Restricted Subsidiary (other than any Foreign Subsidiary Holding Company or Subsidiary of a Foreign Subsidiary, unless (x) otherwise determined by the Company or (y) such entity guarantees any First Lien Obligations or any Public Debt) that incurs, or guarantees, any Indebtedness of the Company or any other Restricted Subsidiary incurred pursuant to Section 10.08(b)(i), or any Public Debt of the Company or a Restricted Subsidiary to, within 30 days thereafter, execute and deliver to the Trustee a Guaranty Agreement pursuant to which such Restricted Subsidiary shall Guarantee payment of the Securities on the same terms and conditions as those set forth in this Indenture (subject to any limitations that apply to the guarantee of Indebtedness giving rise to the requirement to deliver a Guaranty Agreement pursuant to this Section 10.16). Any such Domestic Restricted Subsidiary shall, substantially concurrently with the execution of such Guaranty Agreement, pledge all of its existing and future assets constituting Collateral to secure its Guarantee, and the Company shall cause all of the Capital Stock in such Restricted Subsidiary owned by the Company or a Guarantor to be pledged to secure the Securities and the Guarantees and shall cause the Liens thereon to be valid and perfected and second in priority only to First Lien Obligations, subject to Permitted Liens and the limitations set forth in this Indenture, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement, including those described under Article XIV. This Section 10.16 shall not apply to any of the Company’s Subsidiaries that have been properly designated as an Unrestricted Subsidiary.
SECTION 10.17.    Limitation on Designations of Unrestricted Subsidiaries. (a) The Board of Directors of the Company may designate any Restricted Subsidiary as an “Unrestricted Subsidiary” under this Indenture (a “Designation”) only if:
(i)    no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

(ii)    the Company would be permitted to make an Investment at the time of Designation (assuming the effectiveness of such Designation) pursuant to Section 10.09 in an amount (the “Designation Amount”) equal to the Fair Market Value of the Company’s interest in such Subsidiary on such date;
(iii)    the Company would be permitted under this Indenture to incur $1.00 of additional Indebtedness pursuant to Section 10.08(a) at the time of such Designation (assuming the effectiveness of such Designation); and
(iv)    the Restricted Subsidiary otherwise meets the requirements of the definition of “Unrestricted Subsidiary” under this Indenture.
(b)    In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section 10.09 for all purposes of this Indenture in the Designation Amount.
(c)    All Subsidiaries of Unrestricted Subsidiaries shall automatically be deemed to be Unrestricted Subsidiaries.
(d)    The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a “Revocation”) if:
(i)    no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and
(ii)    all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of this Indenture.
(e)    All Designations and Revocations must be evidenced by board resolutions of the Company delivered to the Trustee certifying compliance with the foregoing provisions.
SECTION 10.18.    Reporting Requirements. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, from and after the Issue Date, the Company shall furnish to the Trustee:
(a)    within 90 days after the end of each fiscal year, an annual report containing:
(1)    audited annual financial statements of the Company and a report thereon from the Company’s independent accounting firm; and
(2)    a “Management’s discussion and analysis of financial condition and results of operations” section similar in scope to the information contained under such caption in this offering circular;

(b)    within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, quarterly reports containing:
(1)    unaudited quarterly financial statements of the Company; and
(2)    a “Management’s discussion and analysis of financial condition and results of operations” section similar in scope to the information contained under such caption in this offering circular with respect to such fiscal quarter and, in the case of the second and third fiscal quarters, the period from the beginning of such fiscal year to the end of such fiscal quarter and the comparable period of the preceding year; and
(c)    within 10 Business Days after the occurrence of each event that would have been required to be reported in a current report on Form 8-K if the Company was required to file such form, current reports containing substantially all the information that would have been required to be filed in a current report on Form 8-K under the Exchange Act as in effect on the Issue Date pursuant to Items 1.01, 1.02, 1.03, 2.01, 5.01, 5.02(a), 5.02(b) (with respect to the Company’s chief executive officer or chief financial officer only), or 5.02(c) (with respect to the Company’s chief executive officer or chief financial officer only) of Form 8-K if the Company had been a reporting company under the Exchange Act; provided that (1) no such current report shall be required to be provided if the Company determines in its good faith judgment that such event is not material to the business, assets, operations, financial position or prospects of the Company and its Restricted Subsidiaries, taken as a whole, or if the Company determines in its good faith judgment that such disclosure would otherwise cause material competitive harm to the business, assets, operations, financial position or prospects of the Company and its Restricted Subsidiaries, taken as a whole (in which event such non-disclosure shall be limited only to those specific provisions that would cause material competitive harm and not the occurrence of the event itself); and (2) in no event shall any financial statements of an acquired business be required to be included in any such current report.
For the avoidance of doubt, any reports of the Company shall not be required to (i) contain more detail than the financial statements included in this offering circular (for example, no separate financial information for Guarantors or, Subsidiaries whose securities are pledged to secure the Securities or acquired businesses of the sort contemplated by Rule 3-05, Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X promulgated by the Commission shall be required), (ii) comply with Section 302, Section 404 or Section 906 of the Sarbanes-Oxley Act of 2002, related Items 307 and 308 of Regulation S-K promulgated by the SEC, or Item 301 or 302 of Regulation S-K, in each case, as in effect on the Issue Date, (iii) contain information required by Item 601 of Regulation S-K, or (iv) include schedules identified in Section 5-04 of Regulation S-X under the Securities Act.
The Company shall make available such information electronically by any means reasonably determined by the Company (including by posting to a non-public, password-protected website maintained by the Company or a third party) to any holder, any bona fide prospective investor in the Securities, any bona fide market maker in the Securities or any bona fide securities analyst, in each case, who provides to the Company its email address, employer name and other information reasonably requested by the Company. Any Person who requests such financial information from the Company shall be required to represent to and agree with the

Company (and by accepting such financial information, such Person shall be deemed to have represented to and agreed with the Company) that:
(a)    it is a holder of Securities, a bona fide prospective investor in the Securities, a bona fide market maker with respect to the Securities or a bona fide securities analyst, as applicable;
(b)    if it is a prospective purchaser of Securities, it is (i) a “qualified institutional buyer” (as defined in Rule 144A of the Securities Act) or (ii) a non-U.S. person (as defined in Regulation S under the Securities Act);
(c)    it shall not use the information in violation of applicable securities laws or regulations;
(d)    it shall not communicate the information to any Person and shall keep the information confidential;
(e)    it shall use such information only in connection with evaluating an investment in the Securities (or, if it is a bona fide market maker, only in connection with making a market in the Securities or, if it is a bona fide securities analyst, for preparing analysis for holders and prospective purchasers of Securities that otherwise have access to the financial information in compliance with (and have agreed to the confidentiality provisions described in) this “Reports” covenant); and
(f)    it (1) shall not use such information in any manner intended to compete with the business of the Company and (2) is not a Person (which includes such Person’s Affiliates, other than the Affiliates of a bona fide securities research analyst with whom such research analyst does not share such information) that (i) is principally engaged in a business substantially similar to the business of the Company or (ii) derives a significant portion of its revenues from operating or owning a business substantially similar to the business of the Company or any of its Restricted Subsidiaries.
In addition, to the extent the requirements of the first paragraph of this “Reports” covenant are not satisfied, for so long as any Securities are outstanding (unless satisfied and discharged or defeased), the Company shall furnish to holders and to prospective purchasers of the Securities the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
In addition, no later than ten Business Days after the date the annual or quarterly financial information for the prior fiscal period has been furnished pursuant to clause (a) or (b) of the first paragraph of this section, the Company shall hold live quarterly conference calls to review the most recent financial reports. No fewer than two Business Days prior to the date each such conference call is to be held, the Company shall post to a non-public, password-protected website maintained by the Company or a third-party (or the Company’s public website) an announcement of such quarterly conference call for the benefit of the holders, beneficial owners of the Securities, prospective purchasers of the Securities (which prospective purchasers shall be limited to persons that are “qualified institutional buyers” within the meaning of Rule 144A of the Securities Act or non-U.S. persons, as defined in Regulation S under the Securities Act, that certify their status as such to the reasonable satisfaction of the Company), securities analysts and market making financial institutions, which announcement shall contain the time and the date of such conference call and direct the recipients thereof to contact an individual at the Company (for whom contact information shall be provided in such notice) to obtain information on how to access such quarterly conference call; provided, however, that any Person who attends any such conference call with the Company shall be required to represent to and agree with the Company (and by attending such conference call, such person shall be deemed to have represented and agreed with the Company) to clauses (a) to (d) of the second paragraph of this Section 10.18.
If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries and such Unrestricted Subsidiaries, either individually or collectively, would otherwise have been a Significant Subsidiary, then the annual and quarterly financial information required by the first paragraph of this Section 10.18 shall include a reasonably detailed presentation, as determined in good faith by senior management of the Company, either on the face of the financial statements or in the footnotes to the financial statements and in the “Management’s discussion and analysis of financial condition and results of operations” section, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries.
Any information filed with, or furnished to, the Commission within the time periods specified in this covenant shall be deemed to have been made available as required by this covenant, and to the extent such filings comply with the rules and regulations of the Commission regarding such filings, they shall be deemed to comply with the requirements of this covenant. If the Company files with or furnishes to the Commission (a) an Annual Report on Form 10-K with respect to a fiscal year that complies in all material respects with the rules and regulations of the Commission regarding such filing, then such filing shall be deemed to satisfy the requirements of clause (a) of the first paragraph under this caption with respect to the relevant fiscal year; (b) a quarterly report on Form 10-Q with respect to a fiscal quarter that complies in all material respects with the rules and regulations of the Commission regarding such filing, then such filing shall be deemed to satisfy the requirements of clause (b) of the first paragraph under this caption with respect to the relevant fiscal quarter; or (c) a current report on Form 8-K with respect to any of the events described in clause (c) of the first paragraph under this Section 10.18 that complies in all material respects with the rules and regulations of the Commission regarding such filing, then such filing shall be deemed to satisfy the requirements of clause (c) of the first paragraph under this caption with respect to such event. The subsequent filing or making available of any materials or conference call required by this covenant within the grace periods of this Indenture shall be deemed automatically to cure any Default or Event of Default resulting from the failure to file or make available such materials or conference call within the required time frame.
Delivery of the reports required by this Section 10.18 to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on officers’ certificates), nor shall the Trustee be required to determine if any of the above-mentioned filings have occurred. The Trustee shall have no duty to review or make independent investigation with respect to any of the foregoing received by the Trustee, and shall hold the same solely as repository.
SECTION 10.19.    Compliance Certificate. The Company shall deliver to the
Trustee and the Notes Collateral Agent, prior to April 30 in each year commencing with the year beginning on January 1, 2025 an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and the Notes Collateral Documents (without regard to any period of grace or requirement of notice provided hereunder or thereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which he may have knowledge.
SECTION 10.20.    Grant of Security Interests. Other than as set forth in the Notes Collateral Documents, on the Issue Date, the Company and the Guarantors shall cause the Notes Collateral Agent (for the benefit of the Notes Collateral Agent, the Trustee and the Holders) to have valid Security Interests in the Collateral that are second in priority only to First Lien Obligations on the Collateral, subject to Permitted Liens. In addition, the Company and the Guarantors shall:
(a)    enter into each of the Notes Collateral Documents and any amendments or supplements to such Notes Collateral Documents necessary in order to cause the Notes Collateral Agent (for the benefit of the Notes Collateral Agent, the Trustee and the Holders) to have valid and perfected Liens on the Collateral that are second in priority only to First Lien Obligations, subject to Permitted Liens;
(b)    do, execute, acknowledge, deliver, record, file and register, as applicable, any and all acts, deeds, conveyances, security agreements, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as may be required so that, on the Issue Date, the Notes Collateral Agent (for the benefit of the Notes Collateral Agent, the Trustee and the Holders) shall have valid and perfected Liens on the Collateral that are second in priority only to First Lien Obligations, subject to Permitted Liens;
(c)    take such further action and execute and deliver such other documents specified in the Indenture Documents or as otherwise may be reasonably requested by the Trustee or Notes Collateral Agent to give effect to the foregoing; and
(d)    deliver to the Trustee and the Notes Collateral Agent an Opinion of Counsel that (i) such Notes Collateral Documents and any other documents required to be delivered have been duly authorized, executed and delivered by the Company and the Guarantors and constitute legal, valid, binding and enforceable obligations of the Company and the Guarantors, subject to customary qualifications and limitations, and (ii) the Notes Collateral Documents and the other documents entered into pursuant to this Section 10.20 create valid and perfected Liens on the Collateral covered thereby, subject to Permitted Liens and customary qualifications and limitations.

SECTION 10.21.    Suspension of Covenants. (a) During any period of time that:
(x) the Securities have Investment Grade Ratings from two of three Rating Agencies, and
(y) no Default has occurred and is continuing (the occurrence of the events described in the foregoing clause (x) and this clause (y) being collectively referred to as a “Covenant Suspension Event”), the Company and its Restricted Subsidiaries shall not be subject to Sections 8.01(3), 10.08, 10.09, 10.10, 10.11, 10.14, 10.15 and 10.16 of this Indenture (collectively, the “Suspended Covenants”).
(b)    In the event that the Company and its Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the foregoing, and on any subsequent date (the “Reversion Date”) one or more of the Rating Agencies withdraw their Investment Grade Rating or downgrade the rating assigned to the Securities below an Investment Grade Rating such that the Securities no longer have Investment Grade Ratings from at least two of three Rating Agencies, then the Company and its Restricted Subsidiaries shall thereafter again be subject to the Suspended Covenants with respect to future events.
(c)    The period of time between the occurrence of a Covenant Suspension Event and the Reversion Date is referred to in this Indenture as the “Suspension Period.” Upon the occurrence of a Covenant Suspension Event, the amount of Excess Proceeds from Asset Sales shall be reset at zero. With respect to Restricted Payments made after the Reversion Date, the amount of Restricted Payments since the Issue Date made shall be calculated as though Section 10.09 had been in effect during the Suspension Period. No Subsidiary may be designated as an Unrestricted Subsidiary during the Suspension Period, unless such designation would have complied with Section 10.17 as if the Suspended Covenants were in effect during such period. In addition, all Indebtedness incurred during the Suspension Period shall be classified as having been incurred pursuant to Section 10.08(b)(iii). Any Preferred Stock issued during the Suspension Period shall be classified as having been issued pursuant to Section 10.10. In addition, for purposes of Section 10.11, all agreements and arrangements entered into by the Company and any Restricted Subsidiary during the Suspension Period prior to such Reversion Date shall be deemed to have been entered into on or prior to the Issue Date, and for purposes of Section 10.15, all contracts entered into during the Suspension Period prior to such Reversion Date that contain any of the restrictions contemplated by such Section shall be deemed to have been existing on the Issue Date.
(d)    During the Suspension Period, any reference in the definition of “Permitted Liens” and Section 10.17 to any provision of Section 10.08 or any provision thereof shall be construed as if such Section had remained in effect since the Issue Date and during the Suspension Period.
(e)    During the Suspension Period, the obligation to grant further Guarantees shall be suspended. Upon the Reversion Date, the obligation to grant Guarantees pursuant to Section 10.16 shall be reinstated (and the Reversion Date shall be deemed to be the date on which any guaranteed Indebtedness was incurred for purposes of Section 10.16).

(f)    During the Suspension Period, at the Company’s request, the Guarantee of a Guarantor shall be released from all obligations under its Guarantee pursuant to Section 13.05(vi); provided that such Guarantee shall not be released for so long as such Guarantor is an obligor with respect to any Indebtedness under the ABL Credit Agreement and any other First Lien Obligations or Second Lien Obligations. Any Guarantees that were released pursuant to Section 13.05(vi) shall be required to be reinstated promptly and in no event later than 30 days after the Reversion Date to the extent such Guarantees would otherwise be required to be provided hereunder.
(g)    During the Suspension Period, at the Company’s request, the Notes Collateral Agent’s Liens on the Collateral shall terminate and be discharged pursuant to Section 14.05(viii). Any Liens on Collateral that were terminated and discharged pursuant to Section 14.05(viii) shall be required to be reinstated promptly and in no event later than 30 days after the Reversion Date to the extent such Liens on Collateral would otherwise be required to be provided hereunder.
(h)    Notwithstanding that the Suspended Covenants may be reinstated, no Default or Event of Default shall be deemed to have occurred as a result of any failure to comply with the Suspended Covenants during any Suspension Period and the Company and any subsidiary shall be permitted, following a Reversion Date, without causing a Default or Event of Default or breach of any of the Suspended Covenants (notwithstanding the reinstatement thereof), to honor, comply with or otherwise perform any contractual commitments or obligations entered into during a Suspension Period following a Reversion Date and to consummate the transactions contemplated thereby.
(i)    The Company shall give the Trustee prompt (and in any event not later than five Business Days after a Covenant Suspension Event) written notice of any Covenant Suspension Event. In the absence of such notice the Trustee shall assume and be fully protected in so assuming the Suspended Covenants apply and are in full force and effect. The Company shall give the Trustee prompt (and in any event not later than five Business Days after a Reversion Date) written notice of any occurrence of a Reversion Date. After any such notice of the occurrence of a Reversion Date the Trustee shall assume the Suspended Covenants apply and are in full force and effect. For the avoidance of doubt, the Trustee shall have no obligation to discover or verify the existence or termination of any Covenant Suspension Event or Reversion Date.
SECTION 10.22.    Further Assurances. (a) The Company shall promptly execute and deliver, or cause to be promptly executed and delivered to the Notes Collateral Agent such documents and agreements, and shall promptly take or cause to be taken such actions, as may, from time to time, be necessary to grant, preserve, protect or perfect the Liens created or intended to be created by the Notes Collateral Documents or the validity, effectiveness or priority of any such Lien, subject to the limitations set forth in this Indenture, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement.
(b)    If the Company or any Restricted Subsidiary grants a Lien on any assets or rights that do not then constitute Collateral to secure any First Lien Obligations of the Company or any Domestic Restricted Subsidiary as permitted by this Indenture, the Securities and the Guarantees shall be secured by a valid and perfected Lien on such asset or right that is second in priority only to First Lien Obligations, subject to Permitted Liens and the limitations set forth in this Indenture, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement.
(c)    Upon the exercise by the Trustee or any Holder of any power, right, privilege or remedy under this Indenture, any of the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement which requires any consent, approval, recording, qualification or authorization of any governmental authority, the Company shall use its reasonable best efforts to execute and deliver all applications, certifications, instruments and other documents and papers that may be reasonably required from the Company for such governmental consent, approval, recording, qualification or authorization.
SECTION 10.23.    After-Acquired Property. From and after the Issue Date, and subject to the applicable limitations and exceptions set forth in this Indenture (including with respect to Excluded Assets), the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement, if the Company or any Restricted Subsidiary acquires any property or asset (including any Collateral acquired by the Company or any Restricted Subsidiary from a Guarantor or another Restricted Subsidiary) that is not automatically subject to a perfected security interest or Lien under the Notes Collateral Documents and that would constitute Collateral, the Company shall, and shall cause such Restricted Subsidiary to, concurrently grant a second-priority perfected security interest (subject to Permitted Liens) upon such property or asset (other than property acquired by the Company or a Restricted Subsidiary from another Restricted Subsidiary) in favor of the Notes Collateral Agent as security for the Securities under this Indenture by executing and delivering such agreements, instruments, financing statements and any certificate and Opinion of Counsel to the extent required by this Indenture or any Notes Collateral Document to vest in the Notes Collateral Agent a perfected security interest in such after-acquired property and to take such actions to add such after-acquired property to the Collateral, and thereupon all provisions of this Indenture and the Notes Collateral Documents relating to the Collateral shall be deemed to relate to such after-acquired collateral to the same extent and with the same force and effect (in each case, subject to the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement).
SECTION 10.24.    Payment for Consents. The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly (including, without limitation, through participation in any transaction in which any Affiliate of the Company does), pay or cause to be paid or provided any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture, the Securities or the Notes Collateral Documents unless such consideration is offered to be paid or agreed to be paid to all Holders, and is paid to all Holders which so consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.
ARTICLE XI
Redemption of Securities

SECTION 11.01.    Right of Redemption. The Securities may be redeemed at the election of the Company, in the amounts, at the times, at the Redemption Prices (together with any applicable accrued and unpaid interest to the Redemption Date), and subject to the conditions specified in the form of Security and hereinafter set forth. The Company also shall redeem the Securities in the amounts, at the times, at the Redemption Prices (together with any applicable accrued and unpaid interest to the Redemption Date), and subject to the conditions specified in the form of Security and hereinafter set forth.
SECTION 11.02.    Applicability of Article. Redemption of Securities at the election of the Company, as permitted by this Indenture and the provisions of the Securities, shall be made in accordance with such provisions and this Article XI.
SECTION 11.03.    Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In the event of any redemption at the election of the Company pursuant to Section 11.01, the Company shall notify the Trustee at least five Business Days prior (or such shorter period as may be acceptable to the Trustee) to the date on which notice is required to be delivered or mailed or caused to be delivered or mailed to Holders pursuant to Section 11.05 of such Redemption Date and of the principal amount of Securities to be redeemed.
SECTION 11.04.    Selection and Notice of Redemption. In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption shall be made on a pro rata basis (subject to the rules of the Depositary) unless otherwise required by law or applicable stock exchange requirements; provided, however, that Securities shall only be redeemable in principal amounts of $2,000 or an integral multiple of $1,000 in excess thereof.
The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
For all purposes of this Indenture and of the Securities, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
SECTION 11.05.    Notice of Redemption. Notice of redemption shall be delivered electronically or by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, except that redemption notices may be delivered electronically or mailed more than 60 days prior to the Redemption Date if the notice of redemption is issued in connection with (i) a satisfaction and discharge of Securities in accordance with Article IV or (ii) a defeasance in accordance with Article XII.
All notices of redemption shall identify the Securities to be redeemed (including, if used, CUSIP or ISIN numbers) and shall state:
(i)    the Redemption Date;

(ii)    the Redemption Price;
(iii)    if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;
(iv)    that on the Redemption Date the Redemption Price and accrued interest to, but excluding, the Redemption Date, shall become due and payable upon each such Security to be redeemed and that interest thereon shall cease to accrue on and after such Redemption Date;
(v)    the place or places where such Securities are to be surrendered for payment of the Redemption Price accrued interest to, but excluding, the Redemption Date; and
(vi)    if the redemption is being made pursuant to the provisions of the Securities regarding an Equity Offering, a brief description of the transaction or transactions giving rise to such redemption, the aggregate purchase price thereof and the net cash proceeds therefrom available for such redemption, the date or dates on which such transaction or transactions were completed and the percentage of the aggregate principal amount of Outstanding Securities being redeemed.
Notice of redemption of Securities to be redeemed pursuant to Section 11.01 shall be given by the Company or, at the Company’s request and provision of such notice information to the Trustee five days prior (or such shorter period as may be acceptable to the Trustee) to the delivery or mailing of such notice, by the Trustee in the name and at the expense of the Company.
Notices of redemption pursuant to Section 11.01 may be subject to the satisfaction of one or more conditions precedent established by the Company in its sole discretion. If a redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date so delayed. In addition, the Company may provide in any notice of redemption for the Securities that payment of the Redemption Price and the performance of the Company’s obligations with respect to such redemption may be performed by another Person.
SECTION 11.06.    Deposit of Redemption Price. Prior to or by 11:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any applicable accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.07.    Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest), interest shall cease to accrue on such Securities or portions thereof. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any applicable accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.07.
If any Security called for redemption in accordance with the election of the Company made pursuant to Section 11.01 shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.
SECTION 11.08.    Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount at Stated Maturity equal to and in exchange for the unredeemed portion of the principal amount at Stated Maturity of the Security so surrendered.
SECTION 11.09.    Tender Offer Optional Redemption. In connection with any tender offer for the Securities, if Holders of not less than 90% in aggregate principal amount of the Outstanding Securities validly tender and do not withdraw such Securities in such tender offer and the Company, or any third party making such tender offer in lieu of the Company, purchases all Securities validly tendered and not withdrawn by such Holders, the Company or such third party shall have the right upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase date, to redeem (with respect to the Company) or purchase (with respect to a third party) all Securities that remain Outstanding following such purchase at a price equal to the price paid to each other Holder in such tender offer (which may be less than par) plus, to the extent not included in the tender offer payment, accrued and unpaid interest, if any, thereon on the Securities, to, but excluding, the applicable Redemption Date or purchase date, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date falling on or prior to the applicable Redemption Date or purchase date.
ARTICLE XII
Legal Defeasance and Covenant Defeasance

SECTION 12.01.    Option to Effect Legal Defeasance or Covenant Defeasance. The Company may at any time, at the option of its Board of Directors evidenced by a Board Resolution set forth in an Officers’ Certificate, elect to have either Section 12.02 or 12.03 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article XII.
SECTION 12.02.    Legal Defeasance and Discharge. Upon the Company’s exercise under Section 12.01 of the option applicable to this Section 12.02, the Company and each of the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 12.04, be deemed to have been discharged from their obligations with respect to all Outstanding Securities (including the Guarantees) on the date the conditions set forth below are satisfied (hereinafter, “Legal Defeasance”). For this purpose, Legal Defeasance means that the Company and the Guarantors shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Securities (including the Guarantees), which shall thereafter be deemed to be “outstanding” only for the purposes of Section 12.05 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all their other obligations under such Securities, the Guarantees and this Indenture (and the Trustee, on written demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder:
(i)    the rights of Holders of Outstanding Securities to receive payments in respect of the principal of, or interest or premium, if any, on, such Securities when such payments are due from the trust referred to in Section 12.04;
(ii)    the Company’s obligations with respect to such Securities under Article II, Article III and Section 10.02;
(iii)    the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company’s and the Guarantors’ obligations in connection therewith; and
(iv)    this Article XII.
Subject to compliance with this Article XII, the Company may exercise its option under this Section 12.02 notwithstanding the prior exercise of its option under Section 12.03.
SECTION 12.03.    Covenant Defeasance. Upon the Company’s exercise under Section 12.01 of the option applicable to this Section 12.03, the Company and each of the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 12.04, be released from each of their obligations under the covenants contained in Sections 10.05, 10.06, 10.07, 10.08, 10.09, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, 10.20, 10.22, clause (3) of the first paragraph of Section 8.01 and any covenant provided pursuant to Section 9.01(ii) with respect to the Outstanding Securities on and after the date the conditions set forth in Section 12.04 are satisfied (hereinafter, “Covenant Defeasance”), and the Securities shall thereafter be deemed not “outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “outstanding” for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the Outstanding Securities and Guarantees, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01, but, except as specified above, the remainder of this Indenture and such Securities and Guarantees shall be unaffected thereby. In addition, upon the Company’s exercise under Section 12.01 of the option applicable to this Section 12.03, subject to the satisfaction of the conditions set forth in Section 12.04, Sections 5.01(3) through 5.01(5) shall not constitute Events of Default.
SECTION 12.04.    Conditions to Legal or Covenant Defeasance. In order to exercise either Legal Defeasance or Covenant Defeasance under either Section 12.02 or 12.03:
(i)    the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. Government Obligations, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, or interest and premium, if any, on, the Outstanding Securities on the stated date for payment thereof or on the applicable Redemption Date, as the case may be, and the Company must specify whether the Securities are being defeased to such stated date for payment or to a particular Redemption Date;
(ii)    in the case of an election under Section 12.02, the Company must deliver to the Trustee an Opinion of Counsel confirming that:
(1)    the Company has received from, or there has been published by, the Internal Revenue Service a ruling; or
(2)    since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Securities shall not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;
(iii)    in the case of an election under Section 12.03, the Company must deliver to the Trustee an Opinion of Counsel confirming that the Holders of the Outstanding Securities shall not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;
(iv)    no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) and the deposit shall not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound;
(v)    such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;
(vi)    the Company must deliver to the Trustee an Officers’ Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others; and
(vii)    the Company must deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.
SECTION 12.05.    Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions. Subject to Section 12.06, all money and non-callable U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 12.05, the “Trustee”) pursuant to Section 12.04 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium and interest, but such money need not be segregated from other funds except to the extent required by law.
The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. Government Obligations deposited pursuant to Section 12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.
Notwithstanding anything in this Article XII to the contrary, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable U.S. Government Obligations held by it as provided in Section 12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section

12.04(i)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.
SECTION 12.06.    Repayment to Company. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on, any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter be permitted to look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Company.
SECTION 12.07.    Reinstatement. If the Trustee or Paying Agent is unable to apply any U.S. dollars or non-callable U.S. Government Obligations in accordance with Section 12.02 or 12.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s and the Guarantors’ obligations under this Indenture and the Securities and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.02 or 12.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.02 or 12.03, as the case may be; provided, however, that, if the Company makes any payment of principal of or any premium or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.
ARTICLE XIII
Guarantee
SECTION 13.01.    Guarantee. Each Guarantor hereby unconditionally and irrevocably guarantees on a senior basis, jointly and severally, to each Holder, the Trustee and the Notes Collateral Agent and their respective successors and assigns (a) the full and prompt payment (within applicable grace periods) of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture, the Securities and the Notes Collateral Documents and (b) the full and prompt performance within applicable grace periods of all other obligations of the Company under this Indenture, the Securities and the Notes Collateral Documents (all the foregoing being hereinafter collectively called the “Guaranty Obligations”). Each Guarantor further agrees that the Guaranty Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor shall remain bound under this Article XIII notwithstanding any extension or renewal of any Guaranty Obligation.

To the extent that any Guarantor shall be required to pay any amounts on account of the Securities pursuant to a Guarantee in excess of an amount calculated as the product of (i) the aggregate amount payable by the Guarantors on account of the Securities pursuant to their respective Guarantees times (ii) the proportion (expressed as a fraction) that such Guarantor’s net assets (determined in accordance with GAAP) at the date enforcement of the Guarantees is sought bears to the aggregate net assets (determined in accordance with GAAP) of all Guarantors at such date, then such Guarantor shall be reimbursed by the other Guarantors for the amount of such excess, pro rata, based upon the respective net assets (determined in accordance with GAAP) of such other Guarantors at the date enforcement of the Guarantees is sought. This paragraph is intended only to define the relative rights of Guarantors as among themselves, and nothing set forth in this paragraph is intended to or shall impair the joint and several obligations of the Guarantors under their respective Guarantees.
The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under any Guarantee; provided, however, that if a Default has occurred and is continuing, the right to receive payment in respect of such right of contribution shall be suspended until the payment in full of all Guaranty Obligations hereunder.
Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranty Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Guaranty Obligations. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Holder, the Trustee or the Notes Collateral Agent to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Notes Collateral Documents, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Notes Collateral Documents, the Securities or any other agreement; (d) the release of any security held by any Holder, the Trustee or the Notes Collateral Agent for the Guaranty Obligations or any of them; (e) the failure of any Holder, the Trustee or the Notes Collateral Agent to exercise any right or remedy against any other guarantor of the Guaranty Obligations; or (f) any change in the ownership of any Guarantor (subject to Section 13.05).
Each Guarantor further agrees that its Guarantee herein constitutes a guaranty of payment, performance and compliance when due (and not a guaranty of collection) and waives any right to require that any resort be had by any Holder, the Trustee or the Notes Collateral Agent to any security held for payment of the Guaranty Obligations.
To the fullest extent permitted by law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranty Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by law, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder, the Trustee or the Notes Collateral Agent to assert any claim or demand or to enforce any remedy under this Indenture, the Notes Collateral Documents, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranty Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of each Guarantor as a matter of law or equity.
Each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranty Obligation is rescinded or must otherwise be restored by any Holder, the Trustee or the Notes Collateral Agent upon the bankruptcy or reorganization of the Company or otherwise.
In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against each Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranty Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise (within applicable grace periods), or to perform or comply with any other Guaranty Obligation (within applicable grace periods), each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranty Obligations, (ii) accrued and unpaid interest on such Guaranty Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranty Obligations to the Holders and the Trustee.
Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guaranty Obligations guaranteed hereby until payment in full of all Guaranty Obligations. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranty Obligations guaranteed hereby may be accelerated as provided in Article V for the purposes of its Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranty Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranty Obligations as provided in Article V, such Guaranty Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purposes of this Section 13.01.
Each Guarantor also agrees to pay any and all costs, fees and expenses (including reasonable attorneys’ fees and expenses) incurred by the Trustee, the Notes Collateral Agent or any Holder in enforcing any rights under this Section 13.01.
SECTION 13.02.    Limitation on Liability. Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the obligations guaranteed hereunder by each Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Guarantor, voidable under applicable federal or state law relating to fraudulent conveyance or fraudulent transfer.

SECTION 13.03.    Execution and Delivery of Guarantees. The Guarantees to be endorsed on the Securities shall be in the form set forth in Exhibit B. Each of the Guarantors hereby agrees to execute its Guarantee in such form, to be endorsed on each Security authenticated and delivered by the Trustee.
Each Guarantee shall be executed on behalf of each respective Guarantor by any one of such Guarantor’s Chairman of the Board of Directors, Vice Chairman of the Board of Directors, President, Chief Financial Officer, Vice Presidents or any authorized signatories for any Guarantors that are not corporations. The signature of any or all of these officers on the Guarantee may be manual or facsimile.
A Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.
Each Guarantee shall be registered, transferred, exchanged and cancelled, and shall be held in definitive or global form, in the same manner and together with the Security to which it relates, in accordance with Article III.
The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantors. Each of the Guarantors hereby jointly and severally agrees that its Guarantee set forth in Section 13.01 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.
SECTION 13.04.    Guarantors May Consolidate, Etc., on Certain Terms. Nothing contained in this Indenture or in any of the Securities or any Guarantee shall prevent any consolidation or merger of a Guarantor with or into the Company or a Guarantor or the merger of a wholly owned Restricted Subsidiary with and into a Guarantor or shall prevent any sale or conveyance of the assets of a Guarantor as an entirety or substantially as an entirety or the Capital Stock of a Guarantor to the Company or a Guarantor.
SECTION 13.05.    Release of Guarantors. The Guarantee of a Guarantor shall automatically be released from all obligations under its Guarantee endorsed on the Securities and under this Article XIII without need for any further act or the execution or delivery or any document: (i) upon the sale or other disposition (including by way of consolidation or merger) of all of the Capital Stock of such Guarantor to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary; provided such sale or disposition is (A) permitted by this Indenture or (B) pursuant to any exercise of any secured creditor remedies by the First Lien Designated Agent in respect of any First Lien Obligations but only to the extent that the First Lien Secured Parties release their guarantees in respect of the First Lien Obligations of such Guarantor; (ii) upon the sale or disposition of all or substantially all of the assets of such Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary; provided such sale or disposition is permitted by this Indenture; (iii) upon the liquidation or dissolution of such Guarantor; provided that no Default or Event of Default shall occur as a result thereof or has occurred and is continuing; (iv) upon Legal Defeasance or Covenant Defeasance in accordance with Article XII or satisfaction and discharge in accordance with Article IV; (v) if the Company properly designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary; provided such designation is permitted by this Indenture; (vi) at the Company’s request, during any Suspension Period; provided that (A) such Guarantee shall not be released pursuant to this clause (vi) for so long as such Guarantor is an obligor with respect to any Indebtedness under the ABL Credit Agreement and any other First Lien Obligations or Second Lien Obligations and (B) such Guarantee shall be reinstated upon the occurrence of the Reversion Date (as defined below); or (vii) if such Guarantor is released (A) from its obligations under guarantees of payment by the Company of Indebtedness of the Company under the ABL Credit Agreement and all other First Lien Obligations or (B) from its Guarantee as a result of its guarantee of other Indebtedness of the Company or a Guarantor (each, an “Other Guarantee”) pursuant to Section 10.16; provided that, in each case, where such Guarantor also provides a guarantee of Second Lien Obligations (other than the Securities), such guarantee is also contemporaneously released with the guarantee of the Securities, except, in each case, a release as a result of payment under such Guarantee (it being understood that a release subject to a contingent reinstatement is not a release, and if any such Guarantee of such Guarantor under the ABL Credit Agreement and any other First Lien Obligations or Second Lien Obligations or any Other Guarantee is so reinstated, such Guarantee shall also be reinstated).
The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers’ Certificate and Opinion of Counsel certifying as to the compliance with this Section 13.05.
SECTION 13.06.    Successors and Assigns. This Article XIII shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee, the Notes Collateral Agent and the Holders and, in the event of any transfer or assignment of rights by any Holder, the Trustee or the Notes Collateral Agent, the rights and privileges conferred upon that party in this Indenture, the Notes Collateral Documents and the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture and the Notes Collateral Documents.
SECTION 13.07.    No Waiver, etc. Neither a failure nor a delay on the part of either the Trustee, the Notes Collateral Agent or the Holders in exercising any right, power or privilege under this Article XIII shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee, the Notes Collateral Agent and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article XIII at law, in equity, by statute or otherwise.
SECTION 13.08.    Modification, etc. No modification, amendment or waiver of any provision of this Article XIII, nor the consent to any departure by a Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee and the Notes Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on a Guarantor in any case shall entitle such Guarantor or any other guarantor to any other or further notice or demand in the same, similar or other circumstances.
ARTICLE XIV
Security
SECTION 14.01.    Grant of Security Interest.
(a)    The due and punctual payment of the principal of, premium, if any, and interest on the Securities and amounts due hereunder and under the Guarantees when and as the same shall be due and payable, whether on an Interest Payment Date, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest (to the extent permitted by law) on the Securities and the performance of all other obligations of the Company and the Guarantors to the Holders or the Trustee under this Indenture, the Notes Collateral Documents, the Guarantees and the Securities shall be secured by Liens as provided in the Notes Collateral Documents which the Company, Guarantors and Notes Collateral Agent, as the case may be, shall enter into substantially concurrently with the execution of this Indenture and shall be secured by all the Notes Collateral Documents hereafter delivered as required or permitted by this Indenture and the Notes Collateral Documents.
(b)    Each Holder, by its acceptance of the Securities, consents and agrees to the terms of each of the Notes Collateral Documents, the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement, as the same may be in effect or may be amended from time to time in accordance with its respective terms, and authorizes and directs the Trustee and the Notes Collateral Agent to enter into this Indenture, the Notes Collateral Documents, the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement to which it is a party and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company shall, and shall cause each Restricted Subsidiary to, do or cause to be done, at its sole cost and expense, all such actions and things as may be required by the provisions of the Notes Collateral Documents, to assure and confirm to the Notes Collateral Agent the security interests in the Collateral contemplated by the Notes Collateral Documents, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities and Guarantees secured hereby, according to the intent and purpose herein and therein expressed and subject to the ABL Intercreditor Agreement, including taking all commercially reasonable actions required to cause the Notes Collateral Documents to create and maintain, as security for the Indenture Obligations, valid and enforceable, perfected (to the extent required therein) security interests in and on all the Collateral, in favor of the Notes Collateral Agent, superior to and prior to the rights of all third Persons other than as set forth therein and in the ABL Intercreditor Agreement, and subject to no other Liens, in each case, except as expressly provided herein or therein. If required for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, subject to the terms of the Notes Collateral Documents, the Company, the Trustee and the Notes Collateral Agent shall have the power to appoint, and shall take all reasonable action to appoint, one or more Persons approved by the Company to act as co-collateral agent with respect to any such Collateral, with such rights and powers limited to those deemed necessary for the Company, the Trustee or the Notes Collateral Agent to comply with any such legal requirements with respect to such Collateral, and which rights and powers shall not be inconsistent with the provisions of this

Indenture or any Indenture Document. The Company shall from time to time promptly pay all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, the Notes Collateral Documents and any amendments hereto or thereto and any other instruments of further assurance required pursuant hereto or thereto.
(c)    Each Holder, by its acceptance of the Securities, consents and agrees to be bound by the terms of, and authorizes the entry by the Trustee and the Notes Collateral Agent, as applicable, into, the Notes Security Agreement, the Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement, any joinder to the ABL Intercreditor Agreement and any other related amendments, restatements or modifications to the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement. By its acceptance of the Securities, each Holder also authorizes and directs the Trustee and the Notes Collateral Agent to perform their respective obligations and exercise their respective rights under the Notes Security Agreement and any other related amended, restated or modified Notes Collateral Documents, the Pari Passu Intercreditor Agreement or the ABL Intercreditor Agreement in accordance therewith.
SECTION 14.02.    [Reserved].
SECTION 14.03.    Release of Collateral. The Notes Collateral Agent shall not at any time release Collateral from the security interests created by the Notes Collateral Documents unless such release is in accordance with the provisions of this Indenture, the Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement and the applicable Notes Collateral Documents.
The release of any Collateral from the Liens created by the Notes Collateral Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture, the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement.
Each Holder, by its acceptance of the Securities, consents to and authorizes the Notes Collateral Agent to release or subordinate Liens upon the Collateral in accordance with, and as required by, this Indenture, the Notes Collateral Documents and the ABL Intercreditor Agreement, and to take any further action and enter into any documentation to evidence the release or subordination of such Lien in accordance with this Indenture, the Notes Collateral Documents and the ABL Intercreditor Agreement.
SECTION 14.04.    [Reserved].
SECTION 14.05.    Specified Releases of Collateral. Subject to Section 14.03, the Notes Collateral Agent’s Liens on the Collateral shall no longer secure the Indenture Obligations, and the right of the Holders to the benefits and proceeds of the Notes Collateral Agent’s Liens on the Collateral shall terminate and be discharged, in each case, automatically and without the need for any further action by any Person:
(i)    in whole, upon the full and final payment and performance of the obligations of the Company and the Guarantors under this Indenture, the Securities and the Guarantees;

(ii)    in whole, upon Legal Defeasance or Covenant Defeasance with respect to this Indenture pursuant to Article XII or discharge of this Indenture in accordance with Article IV;
(iii)    in whole or in part, as applicable, upon receipt of the consent of Holders of the requisite percentage of Securities in accordance with Article IX;
(iv)    in part, as to any Collateral that is sold (other than to the Company or any Restricted Subsidiary), transferred or otherwise disposed of by the Company or any Guarantor in a transaction or other circumstance made in compliance with this Indenture and the Notes Collateral Documents at the time of such sale, transfer or disposition;
(v)    in whole, with respect to the Collateral owned by a Guarantor, upon the release of the Guarantee of such Guarantor in accordance with the terms of this Indenture;
(vi)    in whole or in part, with respect to any property or asset of the Company or a Guarantor that is or becomes an Excluded Asset under the terms of the Notes Collateral Documents;
(vii)    in whole or in part, if and to the extent required by the provisions of either the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement; or
(viii)    at the Company’s request, during any Suspension Period.
SECTION 14.06.    Form and Sufficiency of Release. Upon the release of Collateral in accordance with Section 14.05 and subject to Section 14.12, the Trustee or the Notes Collateral Agent, at the Company’s expense and upon the written request of the Company accompanied by an Officers’ Certificate and Opinion of Counsel confirming that all applicable conditions precedent under this Indenture, the Notes Collateral Documents, the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement have been met, shall, subject to the terms of the Notes Collateral Documents, promptly cause to be released and reconveyed to the Company or the Guarantors, as the case may be, the released Collateral and shall execute, deliver or acknowledge any instruments or releases that are necessary or appropriate to evidence the release from the Liens created by the Notes Collateral Documents of any Collateral permitted to be released pursuant to this Indenture and the Notes Collateral Documents, provided that, notwithstanding the foregoing, (i) pursuant to the terms of the ABL Intercreditor Agreement, the second-priority Liens on the Collateral securing the Securities and any Guarantees shall also terminate and be released automatically to the extent the first-priority Liens on the Collateral securing the First Lien Obligations are released by the First Lien Agent in connection with a sale, transfer or disposition of Collateral that occurs in accordance with the ABL Intercreditor Agreement (except with respect to any proceeds of such sale, transfer or disposition that remain after satisfaction in full of the First Lien Obligations) and the Notes Collateral Agent or the Trustee shall promptly execute and deliver to the First Lien Designated Agent such termination or amendment statements, releases, and other documents as the First Lien Designated Agent may reasonably request to effectively confirm such release in accordance with and subject to the terms of the ABL Intercreditor Agreement and (ii) pursuant to the terms of the Pari Passu Intercreditor Agreement, the second-priority Liens on the Collateral securing the Securities shall also terminate and be released automatically to the extent the Applicable Collateral Agent releases the second-priority Liens on the Collateral securing the applicable series of Second Lien Obligations held by the Applicable Collateral Agent in connection with the foreclosure upon or other exercise of remedies with respect to Collateral that occurs in accordance with the Pari Passu Intercreditor Agreement (provided that any proceeds of any Collateral realized therefrom shall be applied pursuant to the Pari Passu Intercreditor Agreement) and the Notes Collateral Agent or the Trustee shall promptly execute and deliver to the Applicable Collateral Agent such termination or amendment statements, releases, and other documents as may be necessary to effectively confirm such release in accordance with and subject to the terms of the Pari Passu Intercreditor Agreement. Notwithstanding the preceding sentence, all purchasers and grantees of any property or rights purporting to be released herefrom shall be entitled to rely upon any release executed by the Notes Collateral Agent hereunder as sufficient for the purpose of this Indenture and as constituting a good and valid release of the property therein described from the Lien of this Indenture or of the Notes Collateral Documents.
SECTION 14.07.    Purchaser Protected. No purchaser or grantee of any property or rights purporting to be released herefrom shall be bound to ascertain the authority of the Trustee or the Notes Collateral Agent to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Indenture to be sold or otherwise disposed of by the Company be under any obligation to ascertain or inquire into the authority of the Company to make such sale or other disposition.
SECTION 14.08.    Authorization of Actions to Be Taken by the Notes Collateral Agent Under the Notes Collateral Documents.
(a)    Citibank, N.A. is hereby appointed Notes Collateral Agent. Subject to the provisions of the applicable Notes Collateral Documents, each Holder, by acceptance of its Securities, agrees that (i) the Notes Collateral Agent shall execute and deliver the Notes Collateral Documents and act in accordance with the terms thereof, (ii) the Notes Collateral Agent may, at the direction of the Trustee or the Holders, take all actions necessary or appropriate in order to (A) enforce any of the terms of the Notes Collateral Documents and (B) collect and receive any and all amounts payable in respect of the Obligations of the Company and the Guarantors hereunder and under the Securities, the Guarantees and the Notes Collateral Documents and (iii) to the extent permitted by this Indenture, the Notes Collateral Agent shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any act that may be unlawful or in violation of the Notes Collateral Documents or this Indenture, and suits and proceedings as the Notes Collateral Agent may deem expedient to preserve or protect its interests and the interests of the Trustee and the Holders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Notes Collateral Agent, the Holders or the Trustee). Notwithstanding the foregoing, the Notes Collateral Agent may, at the expense of the Company, request the direction of the Holders with respect to any such actions and upon receipt of the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities, shall take such actions; provided that all actions so taken shall, at all times, be in conformity with the requirements of the Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement and the Notes Collateral Documents.
(b)    The rights, privileges, protections, immunities and benefits given to the Trustee under this Indenture, including its right to be indemnified and compensated and all other rights, privileges, protections, immunities and benefits set forth in Sections 6.01, 6.03 and 6.07, are extended to the Notes Collateral Agent, and its agents and attorneys, and shall be enforceable by, the Notes Collateral Agent, as if fully set forth in this Article XIV with respect to the Notes Collateral Agent. The Notes Collateral Agent shall not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.
(c)    Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Notes Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Notes Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral. The Notes Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Notes Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Notes Collateral Agent in good faith.
(d)    The Notes Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Notes Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Notes Collateral Agent hereby disclaims any representation or warranty to the present and future Holders concerning the perfection of the Liens to be granted hereunder or in the value of any of the Collateral.
(e)    In the event that the Notes Collateral Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Notes Collateral Agent’s sole discretion may cause the Notes Collateral Agent to be considered an “owner or operator” under any environmental laws or otherwise cause the Notes Collateral

Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Notes Collateral Agent reserves the right, instead of taking such action, either to resign as Notes Collateral Agent or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Notes Collateral Agent shall not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Notes Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.
(f)    The Notes Collateral Agent shall not be liable for any amount in excess of the value of the Collateral.
(g)    The Notes Collateral Agent shall be entitled to request and receive written instructions from the Company, any Guarantor or the Holders of a majority in aggregate principal amount the then Outstanding Securities and shall have no responsibility or liability for any losses, claims, taxes, expenses, costs or damages of any nature that may arise from any action taken or not taken by the Notes Collateral Agent in accordance with the written direction of such party or Holders, as applicable.
(h)    Without limiting the generality of the foregoing, the use of the term “Notes Collateral Agent” in this Indenture with reference to the Notes Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
(i)    The Notes Collateral Agent shall have no obligation to give, execute, deliver, file, record, authorize or obtain any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate the security interest granted to the Notes Collateral Agent pursuant to this Indenture, the Notes Collateral Documents or the ABL Intercreditor Agreement or Pari Passu Intercreditor Agreement or (ii) enable the Notes Collateral Agent to exercise and enforce its rights under this Indenture, the Notes Collateral Documents or the ABL Intercreditor Agreement or Pari Passu Intercreditor Agreement with respect to such pledge and security interest. In addition, the Notes Collateral Agent shall have no responsibility or liability (i) in connection with the acts or omissions of the Company or Guarantors in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created in the Collateral or the perfection and priority of such security interest.
(j)    To the extent that the Notes Collateral Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Collateral, the Notes Collateral Agent shall satisfy such liability to the extent possible from the Collateral. The Company and Guarantors, jointly and severally, shall indemnify, defend and hold the Notes Collateral Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Notes Collateral Agent on or with respect to the Collateral and the investment thereof unless such tax, late payment, interest, penalty or other expense was finally adjudicated to have been directly caused by the gross negligence or willful misconduct of the Notes Collateral Agent. The indemnification provided by this provision is in addition to the indemnification provided in Section 6.07 and shall survive the resignation or removal of the Notes Collateral Agent and the termination of this Indenture.
(k)    In the event that any Collateral shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Collateral, the Notes Collateral Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Notes Collateral Agent obeys or complies with any such writ, order or decree it shall not be liable to the Company or the Guarantors or to any other person, firm or corporation, should, by reason of such compliance not-withstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.
(l)    The Notes Collateral Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Indenture, the Notes Collateral Documents, the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement, whether or not an original or a copy of such agreement has been provided to the Notes Collateral Agent. The Notes Collateral Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any other agreement, instrument, or document other than this Indenture, the Notes Collateral Documents, the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement. Neither the Notes Collateral Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Company or the Guarantors, or any of their directors, members, officers, agents, affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. Notes Collateral Agent may assume performance by all such Persons of their respective obligations. The Notes Collateral Agent shall have no enforcement or notification obligations relating to breaches of representations or warranties of any other Person.
SECTION 14.09.    Authorization of Receipt of Funds by the Notes Collateral Agent Under the Notes Collateral Documents. The Notes Collateral Agent is authorized to receive any funds for the benefit of itself, the Trustee and the Holders distributed under the Notes Collateral Documents and to the extent not prohibited under the Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement or the Notes Collateral Documents, for turnover to the Trustee to make further distributions of such funds to itself, the Trustee and the Holders in accordance with the provisions of Section 5.06 and the other provisions of this Indenture.
SECTION 14.10.    Intercreditor Agreement. This Indenture and the Notes Collateral Documents are subject to the terms, limitations and conditions set forth in the ABL Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens granted to the Notes Collateral Agent pursuant to this Indenture and the Notes Collateral Documents and the exercise of any right or remedy by the Notes Collateral Agent hereunder and thereunder are subject to the provisions of the ABL Intercreditor Agreement. In the event of any conflict between the terms of the ABL Intercreditor Agreement and the Indenture Documents with respect to lien priority, rights and remedies in connection with the Collateral, or amendments, waivers or supplements to the Notes Collateral Documents, the terms of the ABL Intercreditor Agreement shall govern.
SECTION 14.11.    Reliance by Notes Collateral Agent. Whenever reference is made in this Indenture to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Notes Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Notes Collateral Agent, it is understood that in all cases the Notes Collateral Agent shall be fully justified in failing or refusing to take any such action under this Indenture if it shall not have received such advice or concurrence of the Trustee, acting at the direction of the required Holders (acting in accordance with this Indenture and the Notes Collateral Documents), as it deems appropriate. This provision is intended solely for the benefit of the Notes Collateral Agent and its successors and permitted assigns and is not intended to and shall not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.
SECTION 14.12.    Collateral Determinations and Disclaimer of Interest Letter. The Notes Collateral Documents and the Collateral shall be administered by the Notes Collateral Agent for the benefit of the Second Lien Secured Parties. It is understood and agreed that prior to the discharge of the First Lien Obligations, to the extent that any First Lien Agent is satisfied with or agrees to any deliveries or documents required to be provided in respect of any matters relating to the Collateral or makes any determination in respect of any matters relating to the Collateral pursuant to a provision in the First Lien Documents that exists in substantially the same form in the Second Lien Documents, the Notes Collateral Agent shall be deemed to be satisfied with such deliveries and/or documents and the judgment of any First Lien Agent in respect of any such matters shall be deemed to be the judgment of the Notes Collateral Agent with respect to such matters; provided that, notwithstanding the foregoing, the Notes Collateral Agent shall execute and deliver to the Company a mutual disclaimer of interest letter (“Mutual Disclaimer of Interest”) substantially in the form attached as Exhibit D to this Indenture with respect to certain Subject Equipment (as defined in such Mutual Disclaimer of Interest) (or such other disclaimer of interest, no interest letters or other confirmation of release letters in the form as may be approved by the Notes Collateral Agent) upon delivery of an Officers’ Certificate by the Company to the Notes Collateral Agent confirming that First Lien Agents have delivered a mutual disclaimer of interest letter in substantially the same form as the Mutual Disclaimer of Interest (or such other disclaimer of interest, no interest letters or other confirmation of release letters in the form as may be approved by the Notes Collateral Agent) with respect to the same Subject Equipment albeit securing the First Lien Obligations (“First Lien Agents Disclaimer of Interest Letter”) attaching a copy of such First Lien Agents Disclaimer of Interest letter thereto.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes.

Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

Very truly yours,

EQUIPMENTSHARE.COM INC

By:	/s/ Jabbok Schlacks
Name:	Jabbok Schlacks
Title:	Chief Executive Officer
[Signature Page to Indenture]

CITIBANK, N.A., AS TRUSTEE AND NOTES COLLATERAL AGENT

By:	/s/ Keri-anne Marshall
Name:	Keri-anne Marshall
Title:	Senior Trust Officer
[Signature Page to Indenture]

APPENDIX
PROVISIONS RELATING TO THE SECURITIES
1.    Definitions
1.1    Definitions.
For the purposes of this Appendix the following terms shall have the meanings indicated below (and other capitalized terms shall have their respective meanings as defined in the Indenture):
“Applicable Procedures” means, with respect to any transfer, exchange or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary that apply to such transfer, exchange or transaction.
“Definitive Security” means a certificated Security that does not include the Global Securities Legend. “Depositary” means The Depository Trust Company, its nominees and their respective successors. “Global Securities Legend” means the legend set forth under that caption in Exhibit A-1 to this Indenture. “Securities Custodian” means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor Person thereto, who shall initially be the Trustee.
“Distribution Compliance Period”, with respect to any Securities, means the period of 40 consecutive days beginning on and including the latest of the Issue Date, the original issue date of the issuance of any Additional Securities and the date on which any such Securities (or any predecessor of such Securities) were first offered to persons other than distributors (as defined in rule 902 of Regulation S) in reliance on Regulation S.
“Global Securities” means, collectively, each of the Restricted Global Securities and the Unrestricted Global Securities, including, for the avoidance of doubt, any Rule 144A Global Securities, any Temporary Regulation S Global Securities and any Permanent Regulation S Global Securities that qualify as Restricted Global Securities or Unrestricted Global Securities, in each case, substantially in the form of Exhibit A-1 hereto, issued in accordance with this Indenture.
“Initial Purchasers” means (i) with respect to the Securities issued on the Issue Date, the Purchasers listed in Schedule I to the Note Purchase Agreement and (ii) with respect to each issuance of Additional Securities, the Persons purchasing such Additional Securities under the related note purchase agreement.
“non-U.S. Person” means a Person who is not a U.S. Person.
“Purchase Agreement” means (a) the purchase agreement, dated September 10, 2024, among the Company and Citigroup Global Markets Inc., as representative of the Initial Purchasers, and (b) any other similar purchase agreement relating to Additional Securities.
“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Regulation S Global Security” means any Dollar Regulation S Global Security or Euro Regulation S Global Security.
“Restricted Definitive Security” means a Definitive Security bearing the Restricted Securities Legend.
“Restricted Global Security” means a Global Security bearing the Restricted Securities Legend.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Temporary Regulation S Global Security” means any Temporary Regulation S Global Security.
“Unrestricted Definitive Security” means one or more Definitive Securities that do not bear and are not required to bear the Restricted Securities Legend.
“Unrestricted Global Security” means a permanent Global Security, substantially in the form of Exhibit A-1 hereto, that bears the Global Securities Legend and that has the “Schedule of Increases or Decreases in Global Security” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary or its nominee, representing Securities that do not bear the Restricted Securities Legend.
1.2    Other Definitions.

Term:	Defined in Section:
“Additional Regulation S Restricted	2.3(f)
Securities Legend”
“Agent Members”	2.1(c)
“Definitive Securities Legend”	2.3(f)
“Global Securities Legend”	2.3(f)
“Permanent Regulation S Global Security”	2.3(a)
“Regulation S Global Security”	2.3(a)
“Restricted Securities Legend”	2.3(f)
“Rule 144A”	2.1(b)
“Rule 144A Global Security”	2.1(b)
“Temporary Regulation S Global Security”	2.1(b)
2.    The Securities
2.1    Form.
(a)    The Securities issued on the date hereof shall be offered and sold by the Company pursuant to a Purchase Agreement. Additional Securities offered after the date hereof may be offered and sold by the Company from time to time pursuant to one or more Purchase Agreements in accordance with applicable law.
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(b)    Global Securities. The Securities shall be resold initially only to (i) QIBs in reliance on Rule 144A under the Securities Act (“Rule 144A”) and (ii) Persons other than U.S. Persons (as defined in Regulation S) outside the United States in reliance on Regulation S. Securities may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Securities initially resold pursuant to Rule 144A shall be issued initially in the form of one or more permanent global notes in fully registered form (collectively, the “Rule 144A Global Security”); and Securities initially resold pursuant to Regulation S shall be issued initially in the form of one or more temporary global notes in fully registered form (collectively, the “Temporary Regulation S Global Security”), in each case without interest coupons and with the Global Securities Legend and the Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian and registered in the name of the Depositary, or the nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture.
(c)    Book-Entry Provisions. This Section 2.1(c) shall apply only to a Global Security deposited with or on behalf of the Depositary.
The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c) and Section 2.2 and pursuant to an order of the Company signed by one officer of the Company, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Securities Custodian.
Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.
(d)    Definitive Securities. Except as provided in Section 2.1, 2.3 or 2.4, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of certificated Securities.
2.2    Authentication. The Trustee shall authenticate and make available for delivery upon a Company Order of the Company signed by one Officer of the Company (a) Securities for original issue on the date hereof in an aggregate principal amount of $500,000,000 and (b) subject to the terms of this Indenture, Additional Securities in an unlimited aggregate principal amount. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated and, in the case of an issuance of
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Additional Securities pursuant to Section 3.13 of the Indenture after the Issue Date, shall certify that such issuance is in compliance with this Indenture.
2.3    Transfer and Exchange.
(a)    Temporary Regulation S Global Securities.
(i)Prior to the expiration of the Distribution Compliance Period, beneficial ownership interests in a Temporary Regulation S Global Security may only be sold, pledged or transferred (1) in an offshore transaction in accordance with Rule 904 of Regulation S (other than a transaction resulting in an exchange for an interest in a Permanent Regulation S Global Security (as defined below)), (2) within the United States to a person the seller reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) in a transaction meeting the requirements of Rule 144A, (3) pursuant to an effective registration statement under the Securities Act, or (4) to or for the account of an Initial Purchaser.
(ii)Within a reasonable period after expiration or termination of the Distribution Compliance Period, beneficial interests in each Temporary Regulation S Global Security shall be exchanged for beneficial interests in a permanent Global Security, which shall be substantially in the form of Exhibit A-1 hereto, that bears the Global Securities Legend and the Restricted Securities Legend (the “Permanent Regulation S Global Security”) upon delivery to the applicable Depositary of the certification of compliance and the transfer of applicable Securities pursuant to the Applicable Procedures. Simultaneously with the authentication of the corresponding Permanent Regulation S Global Security, the Trustee shall cancel the corresponding Temporary Regulation S Global Security. The aggregate principal amount of a Temporary Regulation S Global Security and a Permanent Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the applicable Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.
(iii)Notwithstanding anything to the contrary, a beneficial interest in the Temporary Regulation S Global Security may not be exchanged for a Definitive Security or transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) of the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.
(b)    Rule 144A Global Securities. Beneficial interests in a Rule 144A Global Security may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Security, whether before or after the expiration of the Distribution
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Compliance Period, only if the transferor first delivers to the Trustee a written certificate (in a form satisfactory to the Company and the Trustee) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available) and that, if such transfer occurs prior to the expiration of the Distribution Compliance Period, the interest transferred shall be held immediately thereafter through the Depositary.
(c)    Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Security Registrar with a request:
(x)to register the transfer of such Definitive Securities; or
(y)to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:
(i)shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and
(ii)if such Definitive Notes are required to bear a Restricted Notes Legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(d) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:
(A)    if such Definitive Securities are being delivered to the Securities Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or
(B)    if such Definitive Securities are being transferred to the Company, a certification to that effect; or
(C)    if such Definitive Notes are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A or Regulation S; or (y) in reliance upon another exemption from the requirements of the Securities Act: (i) a certification to that effect (in the form set forth in Exhibit A-2 to the Indenture) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legends set forth in Section 2.3(f).
(d)    Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Rule 144A Global Security or a Regulation S Global Security except upon satisfaction of the
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requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:
(i)certification, in the form set forth in Exhibit A-2 to the Indenture, that such Definitive Security is either (A) being transferred to a QIB in accordance with Rule 144A or (B) being transferred after expiration of the Distribution Compliance Period by a Person who initially purchased such Security in reliance on Regulation S to a buyer who elects to hold its interest in such Security in the form of a beneficial interest in the Regulation S Global Security; and
(ii)written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Security (in the case of a transfer pursuant to clause (c)(ii)(A)) or Regulation S Global Security (in the case of a transfer pursuant to clause (c)(ii)(B)) to reflect an increase in the aggregate principal amount of the Securities represented by the Rule 144A Global Security or Regulation S Global Security, as applicable, such instructions to contain information regarding the Agent Member account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the applicable Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security or Regulation S Global Security, as applicable, equal to the principal amount of the Definitive Security so canceled. If no Rule 144A Global Securities or Regulation S Global Securities, as applicable, are then Outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate of the Company, a new Rule 144A Global Security or Regulation S Global Security, as applicable, in the appropriate principal amount.
(e)    Transfer and Exchange of Global Securities.
(i)Beneficial interests in Global Securities may be transferred or exchanged in accordance with the Applicable Procedures, applicable securities laws, any legends set forth on such Global Securities and any applicable requirements set forth in this Indenture (including Section 2.3(a) hereto). The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Security Registrar a written order given in accordance with the Depositary’s procedures containing information
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regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security. The Security Registrar shall, in accordance with such instructions instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred. The Securities Registrar shall have no responsibilities with respect to transfers of beneficial interests within a single Global Security. If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.
(ii)If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.
(iii)Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.
(iv)In the event that a Global Security is transferred or exchanged for a Definitive Security pursuant to Section 2.4 of this Appendix, such Securities may be transferred or exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth in Exhibit A-2 or Exhibit A-3 to the Indenture, as applicable, intended to ensure that such transfers or exchanges comply with Rule 144A, Regulation S or another applicable exemption under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.
(f)    Legend. Each Security certificate evidencing the Global Securities and Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (the “Restricted Securities Legend”):
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“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(A) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN PURSUANT TO RULE 144, UNLESS THE APPLICABLE EXEMPTIONS FROM REGISTRATION UPON TRANSFER OF THE SECURITIES CONTAINED IN RULE 144A UNDER THE SECURITIES ACT ARE, IN THE GOOD FAITH DETERMINATION OF THE COMPANY, MATERIALLY CURTAILED (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO EACH OF THE COMPANY AND THE TRUSTEE, IF THE COMPANY AND/OR THE TRUSTEE SO REQUEST AND/OR A CERTIFICATE OF TRANSFER OR EXCHANGE IN THE FORM PRESCRIBED IN THE INDENTURE )), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.
IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CERTIFY TO THE REGISTRAR THE MANNER OF SUCH TRANSFER. AS USED HEREIN THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.
8

BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT ACQUIRING OR HOLDING THIS SECURITY (OR ANY INTEREST HEREIN) WITH ANY PORTION OF THE ASSETS OF ANY (A) “EMPLOYEE BENEFIT PLAN” (WITHIN THE MEANING OF SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY OTHER U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR (C) ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE THE ASSETS BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S INVESTMENT IN THE ENTITY, OR A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN OR ANY OF THE FOREGOING DESCRIBED IN CLAUSES (A) AND (B), PURSUANT TO ERISA OR OTHERWISE, OR (II) THE ACQUISITION AND HOLDING OF THIS SECURITY (OR ANY INTEREST HEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.”
Each Global Security shall also bear an additional legend substantially to the following effect (the “Global Securities Legend”):
“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.”
9

Each Security being sold pursuant to Regulation S shall also bear an additional legend substantially to the following effect (the “Additional Regulation S Restricted Securities Legend”):
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (i) THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED AND (ii) THE DATE OF ISSUE OF THESE SECURITIES.”
Each Definitive Security shall also bear the following additional legend (the “Definitive Securities Legend”):
“IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”
Each Security being issued with original issue discount shall also bear an additional legend substantially to the following effect (the “OID Legend”):
THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR SUCH SECURITIES BY SUBMITTING A REQUEST FOR SUCH INFORMATION TO THE COMPANY AT THE FOLLOWING ADDRESS: C/O EQUIPMENTSHARE.COM INC, 5710 BULL RUN DRIVE, COLUMBIA, MO 65201, ATTENTION: LEGAL DEPARTMENT.
(g)    Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a particular Global Security have either been exchanged for Definitive Securities, redeemed, purchased or canceled, in whole and not in part, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, purchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or, in the case of Global Securities, by the Depositary, at the direction of the Trustee to reflect such reduction; and if the beneficial interest
10

is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary, at the direction of the Trustee, to reflect such reduction.
(h)    No Obligation of the Trustee.
(i)The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.
(ii)The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Neither the Trustee, the Security Registrar nor any of their respective agents shall have any responsibility or liability for any actions taken or not taken by the Depositary or its participants.
2.4    Definitive Securities.
(a)    A Global Security deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice or after the Company becomes
11

aware of such cessation, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.
(b)    Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee located at its office in the United States of America to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $2,000 or integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct. Any Definitive Security delivered in exchange for an interest in a Security that bears or is required to bear a Restricted Securities Legend shall bear the applicable Restricted Securities Legend and Definitive Securities Legend set forth in Exhibit A-1 hereto.
(c)    The registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.
(d)    In the event of the occurrence of any of the events specified in Section 2.4(a) hereof, the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons. In the event that such Definitive Securities are not issued, the Company expressly acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to this Indenture, including pursuant to Section 5.07, the right of any beneficial owner of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial owner’s Securities as if such Definitive Securities had been issued.
12

EXHIBIT A-1
[FORM OF FACE OF SECURITY]
[Insert the Global Securities Legend if applicable pursuant to the provisions of the Indenture]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[Insert the Restricted Securities Legend if applicable pursuant to the provisions of the Indenture]
THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN PURSUANT TO RULE 144,

UNLESS THE APPLICABLE EXEMPTIONS FROM REGISTRATION UPON TRANSFER OF THE SECURITIES CONTAINED IN RULE 144A UNDER THE SECURITIES ACT ARE, IN THE GOOD FAITH DETERMINATION OF THE COMPANY, MATERIALLY CURTAILED (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, IF THE COMPANY SO REQUESTS)), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.
IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CERTIFY TO THE REGISTRAR THE MANNER OF SUCH TRANSFER. AS USED HEREIN THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.
BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT ACQUIRING OR HOLDING THIS SECURITY (OR ANY INTEREST HEREIN) WITH ANY PORTION OF THE ASSETS OF ANY (A) “EMPLOYEE BENEFIT PLAN” (WITHIN THE MEANING OF SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY OTHER U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR (C) ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN CLAUSES (A) AND (B), PURSUANT TO ERISA OR OTHERWISE, OR (II) THE ACQUISITION AND HOLDING OF THIS SECURITY (OR ANY INTEREST HEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.
[Insert the Additional Regulation S Restricted Securities Legend if applicable pursuant to the provisions of the Indenture]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES

ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (i) THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED AND (ii) THE DATE OF ISSUE OF THESE SECURITIES.
[Insert the Definitive Securities Legend if applicable pursuant to the provisions of the Indenture]
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
[Insert the OID Legend if applicable pursuant to the provisions of the Indenture]
THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR SUCH SECURITIES BY SUBMITTING A REQUEST FOR SUCH INFORMATION TO THE COMPANY AT THE FOLLOWING ADDRESS: C/O EQUIPMENTSHARE.COM INC, 5710 BULL RUN DRIVE, COLUMBIA, MO 65201, ATTENTION: LEGAL DEPARTMENT.

EquipmentShare.com Inc
8.000% Senior Secured Second Lien Note due 2033

No.	$
CUSIP NO.
ISIN NO.
EquipmentShare.com Inc, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum listed on the Schedule of Increases or Decreases in Global Security attached hereto on March 15, 2033, and to pay interest thereon from September 13, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 in each year, commencing March 15, 2025, at the rate of 8.000% per annum, until the principal hereof is paid or duly provided for; provided, however, that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 8.000% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof to be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

EQUIPMENTSHARE.COM INC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated: September 13, 2024 CITIBANK, N.A., AS TRUSTEE

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]
8.000% Senior Secured Second Lien Note due 2033
This Security is one of a duly authorized issue of Securities of the Company designated as 8.000% Senior Secured Second Lien Notes due 2033 (herein called the “Securities”), limited in aggregate principal amount on the Issue Date to $500,000,000 issued and to be issued under an Indenture, dated as of September 13, 2024 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantors named therein and Citibank, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Notes Collateral Agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors named therein, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Company shall be entitled, subject to its compliance with Section 10.08 and Section 10.12 of the Indenture, to issue Additional Securities pursuant to Section 3.13 of the Indenture. The Securities include the Securities issued on the Issue Date and any Additional Securities. The Securities issued on the Issue Date and any Additional Securities are treated as a single class of securities under the Indenture.
Except as set forth below, the Company will not be entitled to redeem this Security at its option prior to September 15, 2027.
At any time prior to September 15, 2027, the Company may, at its option, redeem some or all of this Security, upon notice, at a redemption price equal to 100% of the aggregate principal amount of the Securities to be redeemed plus accrued and unpaid interest, if any, to (but not including) the date of redemption (any applicable date of redemption hereunder, the “Redemption Date”), plus the Applicable Premium, subject to the rights of holders of record on the relevant record date to receive interest due on the relevant interest payment date falling on or prior to the Redemption Date.
On and after September 15, 2027, the Company may, at its option, redeem some or all of this Security, upon notice, at the Redemption Prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, thereon to (but not including) the Redemption Date (subject to the rights of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date falling on or prior to the Redemption Date), if redeemed during the twelve-month period beginning on September 15 of each of the years indicated below:

Year	Redemption Price
2027	104.000%
2028	102.000%
2029 and thereafter	100.000%
In addition, at any time, or from time to time, prior to September 15, 2027, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to an aggregate of 40% of the principal amount of the Securities at a Redemption

Price equal to 108.000% of the principal amount of the Securities, plus accrued and unpaid interest, if any, thereon to (but not including) the Redemption Date; provided, however, that (1) at least 50% of the aggregate principal amount of Securities issued on the Issue Date (excluding Securities held by the Company and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption and (2) the Redemption Date is within 120 days of the consummation of any such Equity Offering.
“Applicable Premium” means, with respect to any Securities at any Redemption Date, the greater of
(1)    1.00% of the principal amount of such Securities; and
(2)    the excess of (a) the present value at such Redemption Date of (i) the redemption price of the Securities on September 15, 2027 as set forth in the table above plus (ii) all required remaining scheduled interest payments due on such Securities through September 15, 2027 (but excluding accrued and unpaid interest to the Redemption Date), computed using a discount rate equal to the Applicable Treasury Rate as of such Redemption Date plus 50 basis points, over (b) the then outstanding principal amount of such Securities on such Redemption Date.
“Applicable Treasury Rate” means the weekly average rounded to the nearest 1/100th of a percentage point (for the most recently completed week for which such information is available as of the date that is two Business Days prior to the redemption date) of the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the Federal Reserve Statistical Release H.15 with respect to each applicable day during such week (or, if such statistical release is not so published or available, any publicly available source of similar market data selected by the Company in good faith)) most nearly equal to the period from the redemption date to September 15, 2027; provided, however, that if the period from the redemption date to September 15, 2027 is not equal to the constant maturity of a United States Treasury security for which such yield is given, the Applicable Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the redemption date to such applicable date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
The Securities are not subject to any sinking fund.
The Indenture provides that the Company is obligated (a) upon the occurrence of a Change of Control to make an offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of purchase and (b) to make an offer to purchase Securities with a portion of the net cash proceeds of certain sales or other dispositions of assets (not applied as specified in the Indenture within the periods set forth therein) at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

In the event of redemption or purchase of this Security in part only pursuant to a Change of Control Offer or an Asset Sale Offer, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
The Indenture contains provisions for legal defeasance at any time of the entire indebtedness of this Security or for covenant defeasance of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
If an Event of Default shall occur and be continuing, there may be declared due and payable the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 30% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 45 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to a Change of Control Offer or an Asset Sale Offer, on or after the relevant Purchase Date).
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
This Security is issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
Interest on this Security shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are guaranteed pursuant to Guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantees. The Indenture provides that each Guarantor shall be released from its Guarantee upon compliance with certain conditions.
Upon the grant by the Company and the Guarantors of Liens on the Collateral pursuant to Section 10.20 of the Indenture, the Obligations of the Company and the Guarantors under the Securities and the Guarantees will be secured by Liens on the Collateral pursuant to the terms of the Notes Collateral Documents. The actions of the Trustee, the Notes Collateral Agent and the Holders and the application of proceeds from the enforcement of any remedies with respect to such Collateral will be limited pursuant to the terms of the Notes Collateral Documents, the Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

ASSIGNMENT FORM

To assign this Security, fill in the form below: I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.
Unless the Trustee receives an executed certificate of transfer in the form of Exhibit A-2 in the Indenture, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

[TO BE ATTACHED TO GLOBAL SECURITIES]
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
The initial principal amount of this Global Security is $ . The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 10.13 or 10.14 of the Indenture, check the applicable box:
Section 10.13 □
Section 10.14 □
If you want to elect to have only a part of the principal amount of this Security purchased by the Company pursuant to Section 10.13 or 10.14 of the Indenture, state the portion of such amount: $

Dated:	Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature

Guarantee:

(Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”) or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

EXHIBIT A-2
[FORM OF CERTIFICATE OF TRANSFER]
EquipmentShare.com Inc
5710 Bull Run Drive
Columbia, MO 65201
Attention: General Counsel
Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Agency & Trust
Re: 8.000% Senior Secured Second Lien Note due 2033
Reference is hereby made to the Indenture, dated as of September 13, 2024 (the “Indenture”), among EquipmentShare.com Inc, any guarantors party thereto, the Trustee and the Notes Collateral Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
_______________ (the “Transferor”) owns and proposes to transfer the Securit[[y]/[ies]] or interest in such Securit[[y]/[ies]] specified in Annex A hereto, in the principal amount of $_____________ in such Securit[[y]/[ies]] or interests (the “Transfer”), to _______________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:
[CHECK ALL THAT APPLY]
1.    [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL SECUITY OR A DEFINITIVE SECURITY PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest in the 144A Global Security or Definitive Security is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in accordance with all applicable securities laws of the states of the United States and other jurisdictions. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Indenture and the Securities Act (or the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act).
2.    [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL SECURITY OR A DEFINITIVE SECURITY PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Distribution Compliance Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser or pursuant to an available exemption under the Securities Act). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Indenture and the Securities Act (or the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act).
3.    [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE GLOBAL SECURITY OR DEFINITIVE SECURITY PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S WHICH PROVISION MAY NOT BE RULE 144. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Global Securities and Definitive Securities and pursuant to and in accordance with the Securities Act and in accordance with all applicable securities laws of the States of the United States and other jurisdictions, and accordingly the Transferor hereby further certifies that (check one):
(a)    [ ] such Transfer is being effected to the Company or a subsidiary thereof;
or
(b)    [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and, if applicable, in compliance with the prospectus delivery requirements of the Securities Act.
Furthermore, upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Indenture and the Securities Act

(or the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act).
This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

Signature Guarantee:

(Signature must be guaranteed)

ANNEX A TO CERTIFICATE OF TRANSFER
1.The Transferor owns and proposes to transfer the following:
[CHECK ONE OF (a) OR (b)]
(a)[ ] a beneficial interest in the:
(i)    [ ] 144A Global Security (CUSIP 29450Y AC3), or
(ii)    [ ] Regulation S Global Security (CUSIP U26947 AD0), or
(b)[ ] a Definitive Security.
2.After the Transfer the Transferee will hold:
[CHECK ONE OF (a) OR (b)]
(a)[ ] a beneficial interest in the:
(i)    [ ] 144A Global Security (CUSIP 29450Y AC3), or
(ii)    [ ] Regulation S Global Security (CUSIP U26947 AD0), or
(b)[ ] a Definitive Security,
in accordance with the terms of the Indenture.

EXHIBIT A-3
[FORM OF CERTIFICATE OF EXCHANGE]
EquipmentShare.com Inc
5710 Bull Run Drive
Columbia, MO 65201
Attention: General Counsel
Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Agency & Trust
Re: 8.000% Senior Secured Second Lien Note due 2033
Reference is hereby made to the Indenture, dated as of September 13, 2024 (the “Indenture”), among EquipmentShare.com Inc, any guarantors party thereto, the Trustee and the Notes Collateral Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
______________ (the “Owner”) owns and proposes to exchange the Securit[[y]/[ies]] or interest in such Securit[[y]/[ies]] specified herein, in the principal amount of $___________ in such Securit[[y]/[ies]] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:
1.    EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL SECURITY FOR UNRESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL SECURITY
(a)    [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in accordance with all applicable securities laws of the states of the United States and other jurisdictions.
(b)    [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO UNRESTRICTED DEFINITIVE

SECURITY. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in accordance with all applicable securities laws of the states of the United States and other jurisdictions.
(c)    [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Owner’s Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in accordance with all applicable securities laws of the states of the United States and other jurisdictions.
(d)    [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Owner’s Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in accordance with all applicable securities laws of the states of the United States and other jurisdictions.
2.    EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES FOR RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES
(a)    [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO RESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.
(b)    [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner’s Restricted Definitive Security for a beneficial interest in the [CHECK ONE] [ ] 144A Global Security [ ] Regulation S Global Security, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in accordance with all applicable securities laws of the states of the United States and other jurisdictions. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.
This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

Signature Guarantee:

(Signature must be guaranteed)

EXHIBIT B
[FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]
GUARANTEE
Each of the undersigned guarantors (each a “Guarantor” and together, the “Guarantors”), which term includes any successor under the Indenture (the “Indenture”) referred to in the Security upon which this notation is endorsed, hereby unconditionally and irrevocably guarantees on a senior basis, jointly and severally with each other Guarantor of the Securities, to each Holder, the Trustee, the Notes Collateral Agent and their respective successors and assigns (a) the full and prompt payment (within applicable grace periods) of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities and (b) the full and prompt performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities, subject to certain limitations set forth in the Indenture (all the foregoing being hereinafter collectively called the “Guarantee Obligations”). The Guarantor further agrees that the Guarantee Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor will remain bound under Article XIII of the Indenture notwithstanding any extension or renewal of any Guarantee Obligation. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.
Subject to the terms of the Indenture, this Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee, the Notes Collateral Agent and the Holders and, in the event of any transfer or assignment of rights by any Holder, the Notes Collateral Agent or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.
This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the signature of one of its authorized signatories.
Notwithstanding any other provision of the Indenture or this Guarantee, under the Indenture and this Guarantee the maximum aggregate amount of the obligations guaranteed by the Guarantor shall not exceed the maximum amount that can be guaranteed without rendering the Indenture or this Guarantee, as it relates to such Guarantor, voidable under applicable federal or state law relating to fraudulent conveyance or fraudulent transfer. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof.
[Signature page follows]
B-1

EQUIPMENTSHARE.COM INC

By:
Name:
Title:
B-2